CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities Offered	Maximum Aggregate Offering Price	Amount of Registration Fee(1)
Medium-Term Notes, Series A	$76,000,000	$5,418.80

(1)	Calculated in accordance with Rule 457(r) of the Securities Act of 1933.

Pricing Supplement	Filed Pursuant to Rule 424(b)(2)
(To the Prospectus dated February 10, 2009, and	Registration No. 333-145845
the Prospectus Supplement dated March 1, 2010)
April 27, 2010

BARCLAYS BANK PLC

Barclays Reverse Convertible NotesSM	All Asset Classes and Structures Under One RoofSM

Terms used in this pricing supplement are described or defined in the prospectus supplement. The reverse convertible notes (the “Notes”) offered will have the terms described in the prospectus supplement and the prospectus, as supplemented by this pricing supplement. THE NOTES DO NOT GUARANTEE ANY RETURN OF PRINCIPAL AT MATURITY.

Each reference asset below is in the form of a linked share and represents a separate Note offering. The purchaser of a Note will acquire a security linked to a single linked share (not a basket or index of linked shares). The following terms relate to each separate Note offering:

•	Issuer: Barclays Bank PLC (Rated AA-/Aa3)‡

•	Issue date: April 30, 2010

•	Initial valuation date: April 27, 2010

•	Final valuation date: April 26, 2011

•	Maturity date: April 29, 2011

•	Final price: Closing price of the linked share on the final valuation date.

•	Protection price: The protection level multiplied by the initial price, rounded to the nearest cent as appropriate.
•	Interest payment dates: Paid monthly in arrears on the same day of the month as the issue date and calculated on a 30/360 basis, commencing on the month following the issue date.

•	Initial public offering price: 100%

•	Tax allocation of coupon rate:

Deposit income*: 1.04%

Put premium: The coupon rate minus the deposit income.

‡

The Notes are not rated by Standard & Poor’s Ratings Services (“S&P”) or Moody’s Investors Service (“Moody’s”) as a result of certain policy changes by these organizations. As announced in December 2009, S&P no longer rates obligations, such as the Notes, with variable principal payments linked to commodity prices, equity prices or indices linked to either commodity or equity prices. However, the other senior unsecured debt securities of a maturity of more than one year of Barclays Bank PLC unaffected by this policy change are rated AA- by S&P. In addition, as announced in June 2009, Moody’s no longer issues public ratings of notes, such as the Notes, for which repayment of principal is dependent on the occurrence of a non-credit event. However, the other senior unsecured debt securities of Barclays Bank PLC unaffected by this policy change are rated Aa3 by Moody’s. The ratings mentioned in this paragraph are subject to downward revision, suspension or withdrawal at any time by the assigning rating organization and are not a recommendation to buy, sell or hold securities.

The following terms relate to the specific Note offering for each respective linked share:

Linked Share	Initial Share Price	Page Number	Ticker Symbol	Principal Amount	Coupon Rate*	Protection Level	Percentage Proceeds to Issuer	Aggregate Proceeds to Issuer	Percentage Discount or Commission**	Aggregate Discount or Commission**	Note Issuance#	CUSIP/ISIN
Alcoa Inc	$13.44	PS-10	AA	$1,000,000	9.00%	80.0%	97.50%	$975,000	2.50%	$25,000	E-4991	06740LJR7/ US06740LJR78
American Eagle Outfitters, Inc.	$17.27	PS-12	AEO	$1,000,000	8.25%	80.0%	97.50%	$975,000	2.50%	$25,000	E-4993	06740LJT3/ US06740LJT35
Abercrombie & Fitch Co.	$47.87	PS-14	ANF	$1,000,000	9.00%	80.0%	97.50%	$975,000	2.50%	$25,000	E-4995	06740LJV8/ US06740LJV80
Activision Blizzard, Inc.	$11.44	PS-16	ATVI	$1,000,000	8.00%	80.0%	97.50%	$975,000	2.50%	$25,000	E-4996	06740LJW6/ US06740LJW63
Bank of America Corporation	$17.47	PS-18	BAC	$3,000,000	8.00%	80.0%	97.50%	$2,925,000	2.50%	$75,000	E-4997	06740LJX4/ US06740LJX47
Bunge Limited	$56.33	PS-20	BG	$1,000,000	8.00%	80.0%	97.50%	$975,000	2.50%	$25,000	E-4998	06740LJY2/ US06740LJY20
Baker Hughes Incorporated	$50.94	PS-22	BHI	$1,000,000	9.00%	80.0%	97.50%	$975,000	2.50%	$25,000	E-4999	06740LJZ9/ US06740LJZ94
Peabody Energy Corporation	$47.76	PS-24	BTU	$1,000,000	9.25%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5000	06740LKA2/ US06740LKA25
Buffalo Wild Wings, Inc.	$51.01	PS-26	BWLD	$1,000,000	8.25%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5001	06740LKB0/ US06740LKB08
The Blackstone Group L.P.	$14.51	PS-28	BX	$1,000,000	9.00%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5002	06740LKC8/ US06740LKC80
Cameron International Corporation	$43.59	PS-30	CAM	$1,000,000	8.00%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5003	06740LKD6/ US06740LKD63
Chicago Bridge & Iron Company N.V.	$24.14	PS-32	CBI	$1,000,000	9.50%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5004	06740LKE4/ US06740LKE47
Chesapeake Energy Corporation	$23.65	PS-34	CHK	$1,000,000	9.25%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5005	06740LKF1/ US06740LKF12
CIGNA Corporation	$32.36	PS-36	CI	$1,000,000	8.00%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5006	06740LKG9/ US06740LKG94
Capital One Financial Corporation	$43.29	PS-38	COF	$1,000,000	8.25%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5007	06740LKH7/ US06740LKH77
salesforce.com, inc.	$85.81	PS-40	CRM	$1,000,000	8.50%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5008	06740LKJ3/ US06740LKJ34
Deere & Co.	$59.32	PS-42	DE	$3,000,000	8.00%	80.0%	97.50%	$2,925,000	2.50%	$75,000	E-5011	06740LKM6/ US06740LKM62
Dell Inc.	$16.53	PS-44	DELL	$1,000,000	8.00%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5012	06740LKN4/ US06740LKN46
Discover Financial Services	$15.37	PS-46	DFS	$1,000,000	9.25%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5013	06740LKP9/ US06740LKP93
The Dow Chemical Company	$30.07	PS-48	DOW	$3,000,000	9.00%	80.0%	97.50%	$2,925,000	2.50%	$75,000	E-5014	06740LKQ7/ US06740LKQ76
Electronic Arts Inc.	$19.77	PS-50	ERTS	$1,000,000	8.00%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5019	06740LKV6/ US06740LKV61
Expedia, Inc.	$23.64	PS-52	EXPE	$1,000,000	8.25%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5020	06740LKW4/ US06740LKW45
Freeport-McMoRan Copper & Gold Inc.	$76.15	PS-54	FCX	$1,000,000	9.00%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5021	06740LKX2/ US06740LKX28
Fifth Third Bancorp	$14.04	PS-56	FITB	$2,000,000	9.00%	80.0%	97.50%	$1,950,000	2.50%	$50,000	E-5022	06740LKY0/ US06740LKY01
Guess?, Inc.	$48.67	PS-58	GES	$1,000,000	8.50%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5024	06740LLA1/ US06740LLA16
Goldcorp Inc.	$41.01	PS-60	GG	$1,000,000	8.25%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5025	06740LLB9/ US06740LLB98
GameStop Corp.	$24.54	PS-62	GME	$1,000,000	9.00%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5026	06740LLC7/ US06740LLC71
Garmin Ltd.	$38.15	PS-64	GRMN	$1,000,000	9.00%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5027	06740LLD5/ US06740LLD54
The Hartford Financial Services Group, Inc.	$28.45	PS-66	HIG	$1,000,000	9.00%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5028	06740LLE3/ US06740LLE38
Starwood Hotels & Resorts Worldwide, Inc.	$52.76	PS-68	HOT	$1,000,000	8.00%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5029	06740LLF0/ US06740LLF03
International Paper Co.	$27.05	PS-70	IP	$1,000,000	8.25%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5031	06740LLH6/ US06740LLH68
Intuitive Surgical, Inc.	$357.80	PS-72	ISRG	$1,000,000	8.00%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5032	06740LLJ2/ US06740LLJ25
Lincoln National Corp.	$30.65	PS-74	LNC	$1,000,000	9.00%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5034	06740LLL7/ US06740LLL70
Limited Brands, Inc.	$27.75	PS-76	LTD	$1,000,000	8.00%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5035	06740LLM5/ US06740LLM53
Macy’s, Inc.	$23.91	PS-78	M	$1,000,000	9.00%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5036	06740LLN3/ US06740LLN37
The Mosaic Company	$50.58	PS-80	MOS	$1,000,000	8.00%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5037	06740LLP8/ US06740LLP84
Morgan Stanley	$29.93	PS-82	MS	$1,000,000	8.00%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5040	06740LLS2/ US06740LLS24
Nabors Industries Ltd.	$20.75	PS-84	NBR	$1,000,000	9.25%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5042	06740LLU7/ US06740LLU79
Newfield Exploration Company	$55.69	PS-86	NFX	$1,000,000	9.25%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5043	06740LLV5/ US06740LLV52
National Oilwell Varco, Inc.	$43.38	PS-88	NOV	$1,000,000	8.00%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5044	06740LLW3/ US06740LLW36
Nucor Corporation	$44.62	PS-90	NUE	$1,000,000	8.00%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5045	06740LLX1/ US06740LLX19
NVIDIA Corporation	$16.12	PS-92	NVDA	$1,000,000	10.00%	75.0%	97.50%	$975,000	2.50%	$25,000	E-5046	06740LLY9/ US06740LLY91
Principal Financial Group, Inc.	$28.82	PS-94	PFG	$1,000,000	8.50%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5049	06740LMB8/ US06740LMB89
Potash Corporation of Saskatchewan Inc.	$106.84	PS-96	POT	$1,000,000	9.25%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5050	06740LMC6/ US06740LMC62
Pioneer Natural Resources Company	$62.55	PS-98	PXD	$1,000,000	9.00%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5052	06740LME2/ US06740LME29
Plains Exploration & Production Company	$32.03	PS-100	PXP	$1,000,000	10.00%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5053	06740LMF9/ US06740LMF93
Royal Caribbean Cruises Ltd.	$36.30	PS-102	RCL	$1,000,000	9.00%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5054	06740LMG7/ US06740LMG76
Rowan Companies, Inc.	$30.96	PS-104	RDC	$1,000,000	9.50%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5055	06740LMH5/ US06740LMH59
Research In Motion Limited	$71.36	PS-106	RIMM	$2,000,000	8.25%	80.0%	97.50%	$1,950,000	2.50%	$50,000	E-5056	06740LMJ1/ US06740LMJ16
Range Resources Corporation	$48.93	PS-108	RRC	$1,000,000	8.50%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5057	06740LMK8/ US06740LMK88
Rio Tinto plc (American depositary shares)	$219.63	PS-110	RTP	$1,000,000	9.00%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5058	06740LML6/ US06740LML61
Smithfield Foods, Inc.	$18.80	PS-112	SFD	$1,000,000	8.50%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5059	06740LMM4/ US06740LMM45
Smith International, Inc.	$47.27	PS-114	SII	$1,000,000	8.00%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5060	06740LMN2/ US06740LMN28
Silver Wheaton Corp.	$18.17	PS-116	SLW	$1,000,000	10.50%	75.0%	97.50%	$975,000	2.50%	$25,000	E-5061	06740LMP7/ US06740LMP75
Simon Property Group, Inc.	$87.48	PS-118	SPG	$1,000,000	8.00%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5062	06740LMQ5/ US06740LMQ58
SunTrust Banks, Inc.	$27.79	PS-120	STI	$1,000,000	8.00%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5064	06740LMS1/ US06740LMS15
Steel Dynamics, Inc.	$15.92	PS-122	STLD	$1,000,000	9.50%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5065	06740LMT9/ US06740LMT97
Suncor Energy Inc.	$33.39	PS-124	SU	$1,000,000	8.00%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5066	06740LMU6/ US06740LMU60
Southwestern Energy Company	$40.92	PS-126	SWN	$1,000,000	8.25%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5068	06740LMW2/ US06740LMW27
Textron Inc.	$23.25	PS-128	TXT	$1,000,000	8.00%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5071	06740LMZ5/ US06740LMZ57
Ultra Petroleum Corp.	$46.96	PS-130	UPL	$1,000,000	8.25%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5072	06740LNA9/ US06740LNA97
Urban Outfitters, Inc.	$39.20	PS-132	URBN	$1,000,000	8.25%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5073	06740LNB7/ US06740LNB70
Valero Energy Corporation	$19.90	PS-134	VLO	$1,000,000	8.25%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5074	06740LNC5/ US06740LNC53
Whole Foods Market, Inc.	$37.73	PS-136	WFMI	$2,000,000	8.25%	80.0%	97.50%	$1,950,000	2.50%	$50,000	E-5075	06740LND3/ US06740LND37
Weatherford International Ltd.	$17.97	PS-138	WFT	$1,000,000	9.00%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5076	06740LNE1/ US06740LNE10
Williams-Sonoma, Inc.	$29.82	PS-140	WSM	$1,000,000	10.00%	80.0%	97.50%	$975,000	2.50%	$25,000	E-5077	06740LNF8/ US06740LNF84
Zions Bancorporation	$27.75	PS-142	ZION	$1,000,000	10.00%	75.0%	97.50%	$975,000	2.50%	$25,000	E-5078	06740LNG6/ US06740LNG67

*	Annualized Rate
**	Barclays Capital Inc. will receive commissions from the Issuer equal to 2.50% of the principal amount of the notes, or $25 per $1,000 principal amount, and may retain all or a portion of these commissions or use all or a portion of these commissions to pay selling concessions or fees to other dealers. Accordingly, the percentage and total proceeds to Issuer listed herein is the minimum amount of proceeds that Issuer receives.

See “Risk Factors” in this pricing supplement and beginning on page S-5 of the prospectus supplement for a description of risks relating to an investment in the Notes.

The Notes will not be listed on any U.S. securities exchange or quotation system. Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined that this pricing supplement is truthful or complete. Any representation to the contrary is a criminal offense.

We may use this pricing supplement in the initial sale of Notes. In addition, Barclays Capital Inc. or another of our affiliates may use this pricing supplement in market resale transactions in any Notes after their initial sale. Unless we or our agent informs you otherwise in the confirmation of sale, this pricing supplement is being used in a market resale transaction.

The Notes constitute our direct, unconditional, unsecured and unsubordinated obligations and are not deposit liabilities of Barclays Bank PLC and are not insured by the United States Federal Deposit Insurance Corporation or any other governmental agency of the United States, the United Kingdom or any other jurisdiction.

GENERAL TERMS FOR EACH NOTES OFFERING

This pricing supplement relates to separate Note offerings, each linked to a different linked share. The purchaser of a Note will acquire a security linked to a single linked share (not to a basket or index of linked shares) identified on the cover page. Although each Note offering relates only to the individual linked share identified on the cover page, you should not construe that fact as a recommendation as to the merits of acquiring an investment linked to any of those linked shares or as to the suitability of an investment in the Notes.

You should read this document together with the prospectus and prospectus supplement. You should carefully consider, among other things, the matters set forth in “Risk Factors” in the prospectus supplement, as the Notes involve risks not associated with conventional debt securities. We urge you to consult your investment, legal, tax, accounting and other advisers before you invest in the Notes. The prospectus and prospectus supplement may be accessed on the SEC website at www.sec.gov as follows:

Prospectus dated February  10, 2009:

http://www.sec.gov/Archives/edgar/data/312070/000119312509023285/dposasr.htm

Prospectus Supplement dated March 1, 2010:

http://www.sec.gov/Archives/edgar/data/312070/000119312510043357/d424b3.htm

PROGRAM CREDIT RATING

The Notes are not rated by Standard & Poor’s Ratings Services (“S&P”) or Moody’s Investors Service (“Moody’s”) as a result of certain policy changes by these organizations. As announced in December 2009, S&P no longer rates obligations, such as the Notes, with variable principal payments linked to commodity prices, equity prices or indices linked to either commodity or equity prices. However, the other senior unsecured debt securities of a maturity of more than one year of Barclays Bank PLC unaffected by this policy change are rated AA- by S&P. An AA rating from S&P generally indicates that the issuer’s capacity to meet its financial commitment on the obligations is very strong. In addition, as announced in June 2009, Moody’s no longer issues public ratings of notes, such as the Notes, for which repayment of principal is dependent on the occurrence of a non-credit event. However, the other senior unsecured debt securities of Barclays Bank PLC unaffected by this policy change are rated Aa3 by Moody’s. An Aa3 rating by Moody’s indicates that the rated securities are currently judged by Moody’s to be obligations of high quality and are subject to very low credit risk. The ratings mentioned in this paragraph are a statement of opinion and not a statement of fact and are subject to downward revisions, suspension or withdrawal at any time by the assigning rating agency and are not a recommendation to buy, sell or hold securities.

RISK FACTORS

We urge you to read the section “Risk Factors” beginning on page S-5 of the prospectus supplement as the following highlights some, but not all, of the risk considerations relevant to investing in the Notes. In particular we urge you to read the risk factors discussed under the following headings:

•	“Risk Factors—Risks Relating to All Securities”;

•

“Risk Factors—Additional Risks Relating to Securities with Reference Assets That Are Equity Securities or Shares or Other Interests in Exchange-Traded Funds, That Contain Equity Securities or Shares or Other Interests in Exchange-Traded Funds or That Are Based in Part on Equity Securities or Shares or Other Interests in Exchange-Traded Funds”;

•	“Risk Factors—Additional Risks Relating to Notes Which Are Not Fully Principal Protected or Are Partially Protected or Contingently Protected”; and

•	“Risk Factors—Additional Risks Relating to Securities with a Barrier Percentage or a Barrier Level”.

Credit of Issuer—The Notes are senior unsecured debt obligations of the issuer, Barclays Bank PLC and are not, either directly or indirectly, an obligation of any third party. Any payment to be made on the Notes depends on the ability of Barclays Bank PLC to satisfy its obligations as they come due. In the event Barclays Bank PLC were to default on its obligations, you may not receive any amounts owed to you under the terms of the Notes.

Suitability of Notes for Investment—You should reach a decision to invest in the Notes after carefully considering, with your advisors, the suitability of the Notes in light of your investment objectives and the specific information set out in this pricing supplement, the prospectus supplement and the prospectus. Neither the Issuer nor any dealer participating in the offering makes any recommendation as to the suitability of the Notes for investment.

No Principal Protection—The principal amount of your investment is not protected and you may receive less, and possibly significantly less, than the amount you invest.

Return Limited to Coupon—Your return is limited to the coupon payments. You will not participate in any appreciation in the price of the linked share.

No Secondary Market—Upon issuance, the Notes will not have an established trading market.

Market Disruption Events and Adjustments—The calculation agent may adjust any variable described in this pricing supplement, including but not limited to the final valuation date, the initial price, the final price, the protection level, the protection price, the physical delivery amount and any combination thereof as described in the following sections of the accompanying prospectus supplement.

•

For a description of what constitutes a market disruption event and the consequences thereof, see “Reference Assets—Equity Securities—Market Disruption Events Relating to Securities with an Equity Security as the Reference Asset” with respect to linked shares that are equity securities and “Reference Assets—Exchange-Traded Funds—Market Disruption Events for Securities with the Reference Asset Comprised of Shares or Other Interests in an Exchange-Traded Fund or Exchange-Traded Funds” with respect to linked shares that are exchange-traded funds; and

•

For a description of further adjustments that may affect the linked share, see “Reference Assets—Equity Securities—Share Adjustments Relating to Securities with an Equity Security as the Reference Asset” with respect to linked shares that are equity securities and “Reference Assets—Exchange-Traded Funds—Adjustments Relating to Securities with the Reference Asset Comprised of an Exchange-Traded Fund or Exchange-Traded Funds” with respect to linked shares that are exchange-traded funds.

Taxes—We intend to treat each Note as a put option written by you in respect of the reference asset and a deposit with us of cash in an amount equal to the principal amount of the Note to secure your potential obligation under the put option. Pursuant to the terms of the Notes, you agree to treat the Notes in accordance with this characterization for all U.S. federal income tax purposes. However, because there are no regulations, published rulings or judicial decisions addressing the characterization for U.S. federal income tax purposes of securities with terms that are substantially the same as those of the Notes, other characterizations and treatments are possible. See “Certain U.S. Federal Income Tax Considerations” below.

SUMMARY

Principal Payment at Maturity

A $1,000 investment in the Notes will pay $1,000 at maturity unless: (a) the final price of the linked shares is lower than the initial price of the linked shares; and (b) between the initial valuation date and the final valuation date, inclusive, the closing price of the linked shares on any day is below the protection price.

If the conditions described in (a) and (b) are both true, at maturity you will receive, at our election, instead of the full principal amount of your Notes, either (i) the physical delivery amount (fractional shares to be paid in cash in an amount equal to the fractional shares multiplied by the final price), or (ii) a cash amount equal to the principal amount you invested reduced by the percentage decrease in the price of the linked shares.

If you receive shares of the linked shares in lieu of the principal amount of your Notes at maturity, the value of your investment will approximately equal the market value of the shares of the linked shares you receive, which could be substantially less than the value of your original investment. You may lose some or all of your principal if you invest in the Notes.

Interest

The Notes will bear interest, if any, from the issue date specified on the front cover at the coupon rate specified on the front cover of this pricing supplement. The interest paid, if any, will include interest accrued from the issue date or the prior interest payment date, as the case may be, to, but excluding, the relevant interest payment date or maturity date. No interest will accrue and be payable on your Notes after the maturity date specified on the front cover if such maturity date is extended or if the final valuation date is extended. A “business day” is any day that is a Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which the banking institutions in New York City or London, generally, are authorized or obligated by law, regulation or executive order to close. See generally “Interest Mechanics” in the prospectus supplement.

Physical Delivery Amount

The physical delivery amount will be calculated by the calculation agent by dividing the principal amount of your Notes by the initial price of the linked shares. The physical delivery amount, the initial price of the linked shares and other amounts may change due to stock splits or other corporate actions. See “Reference Assets—Equity Securities—Share Adjustments Relating to Securities with an Equity Security as the Reference Asset” in the accompanying prospectus supplement.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

You should carefully consider, among other things, the matters set forth in “Certain U.S. Federal Income Tax Considerations” in the prospectus supplement. The following discussion summarizes certain of the material U.S. federal income tax consequences of the purchase, beneficial ownership, and disposition of Notes.

There are no statutory provisions, regulations, published rulings or judicial decisions addressing the characterization for U.S. federal income tax purposes of securities with terms that are substantially the same as those of the Notes. Under one reasonable approach, each Note should be treated as a put option written by you (the “Put Option”) that permits us to (1) sell the reference asset to you at maturity for an amount equal to the Deposit (as defined below), plus any accrued and unpaid interest, acquisition discount and/or original issue discount on the Deposit, or (2) “cash settle” the Put Option (i.e., require you to pay to us at maturity the difference between the Deposit (plus any accrued and unpaid interest, acquisition discount, and/or original issue discount on the Deposit) and the value of the reference asset at such time), and a deposit with us of cash in an amount equal to the “issue price” or purchase price of your Note (the “Deposit”) to secure your potential obligation under the Put Option. We intend to treat the Notes consistent with this approach. However, other reasonable approaches are possible. Pursuant to the terms of the Notes, you agree to treat the Notes as cash deposits and put options with respect to the reference asset for all U.S. federal income tax purposes. Because the term of the Notes is less than one year, we intend to treat the Deposits as “short-term debt instruments” for U.S. federal income tax purposes. Please see the discussion under the heading “Certain U.S. Federal Income Tax Considerations—U.S. Federal Income Tax Treatment of the Notes as Indebtedness for U.S. Federal Income Tax Purposes—Short-Term Obligations” in the accompanying prospectus supplement for certain U.S. federal income tax considerations applicable to short-term obligations. However, because under certain circumstances, the Notes may be outstanding for more than one year, it is possible that the Deposit may not be treated as short-term obligations. In that event, the U.S. federal income tax treatment of the Deposit would be described under the heading “Certain U.S. Federal Income Tax Considerations—U.S. Federal Income Tax Treatment of the Notes as Indebtedness for U.S. Federal Income Tax Purposes—Payments of Interest” in the accompanying prospectus supplement.

On the cover page we have determined the yield on the Deposit and the Put Premium, as described in the section of the accompanying prospectus supplement called “Certain U.S. Federal Income Tax Considerations—Certain Notes Treated as Deposits and Put Options”. If the Internal Revenue Service (the “IRS”) were successful in asserting an alternative characterization for the Notes, the timing and character of income on the Notes might differ.

On December 7, 2007, the Internal Revenue Service released a notice that may affect the taxation of holders of certain notes (which may include the Notes). According to the notice, the Internal Revenue Service and the Treasury Department are actively considering whether a holder of such notes should be required to accrue ordinary income on a current basis, and they are seeking comments on the subject. It is not possible to determine what guidance they will ultimately issue, if any.

It is possible, however, that under such guidance, holders of such notes will ultimately be required to accrue income currently and this could be applied on a retroactive basis. The Internal Revenue Service and the Treasury Department are also considering other relevant issues, including whether additional gain or loss from such instruments should be treated as ordinary or capital, whether foreign holders of such instruments should be subject to withholding tax on any deemed income accruals, and whether the special “constructive ownership rules” of Section 1260 of the Internal Revenue Code (which are discussed further in the prospectus supplement) might be applied to such instruments. It is unclear whether any regulations or other guidance would apply to the Notes (possibly on a retroactive basis). Prospective investors are urged to consult their tax advisors regarding the notice and the possible effect to them of the issuance of regulations or other guidance that affects the federal income tax treatment of the Notes.

We do not plan to request a ruling from the IRS regarding the tax treatment of the Notes, and the IRS or a court may not agree with the tax treatment described in this pricing supplement.

LINKED SHARE ISSUER AND LINKED SHARE INFORMATION

We urge you to read the following sections in the accompanying prospectus supplement: “Reference Assets—Equity Securities—Reference Asset Issuer and Reference Asset Information” with respect to linked shares that are equity securities and “Reference Assets—Exchange-Traded Funds—Reference Asset Investment Company and Reference Asset Information” with respect to linked shares that are exchange-traded funds. Companies with securities registered under the Securities Exchange Act of 1934, as amended, which is commonly referred to as the “Exchange Act”, and the Investment Company Act of 1940, as amended, which is commonly referred to as the “’40 Act”, are required to periodically file certain financial and other information specified by the SEC. Information provided to or filed with the SEC electronically can be accessed through a website maintained by the SEC. The address of the SEC’s website is http://www.sec.gov. Information provided to or filed with the SEC pursuant to the Exchange Act or the ’40 Act by a company issuing a linked share can be located by reference to the relevant linked share SEC file number specified below.

The summary information below regarding the companies issuing the linked shares comes from the issuers’ respective SEC filings and has not been independently verified by us. We do not make any representations as to the accuracy or completeness of such information or of any filings made by the issuers of the linked shares with the SEC. You are urged to refer to the SEC filings made by the relevant issuer and to other publicly available information (such as the issuer’s annual report) to obtain an understanding of the issuer’s business and financial prospects. The summary information contained below is not designed to be, and should not be interpreted as, an effort to present information regarding the financial prospects of any issuer or any trends, events or other factors that may have a positive or negative influence on those prospects or as an endorsement of any particular issuer.

Description of Hypothetical Examples

Each linked share described below contains a Table of Hypothetical Values at Maturity, based on the assumptions outlined for each linked share, which demonstrates the return that you would have earned from (i) an investment in the Notes compared to (ii) a direct investment in the linked shares, based on certain percentage changes between the initial price and final price of the linked shares (prior to the deduction of any applicable brokerage fees or charges).

In each Table of Hypothetical Values at Maturity some amounts are rounded and actual returns may be different. The following is a general description of how the hypothetical values in each table were determined.

On the final valuation date, the final price of the linked shares is determined.

If the final price of the linked shares is at or above its initial price, you will receive a payment at maturity of $1,000, regardless of whether the protection price was ever reached or breached during the term of the Notes.

If the final price of the linked shares is below its initial price but the closing price of the linked shares never fell below the protection price during the term of the Notes, you will receive a payment at maturity of $1,000.

If the final price of the linked shares is below its initial price and the closing price of the linked shares fell below the protection price during the term of the Notes, you will receive, at our election, either (a) a number of shares equal to the physical delivery amount, plus a cash amount equal to the fractional shares multiplied by the final price or (b) the cash amount equal to the principal amount that you invested reduced by the percentage decrease in the price of the linked shares.

In any case, you would also have received the applicable interest payments during the term of the Notes. Since the reinvestment rate for each coupon payment is assumed to be 0.00%, assuming no change in the closing price of the linked shares from the initial valuation date to the final valuation date, if the coupon yield on the Notes exceeds the dividend yield on the linked shares, the total return on the Notes would be higher relative to the total return of an investment in the linked shares.

If you had invested directly in the linked shares for the same period, you would have received total cash payments representing the number of shares of the linked shares you could have purchased with your $1,000 investment on the initial valuation date (assuming you could invest in fractional shares) multiplied by the final price of the linked shares. In addition, investors will realize a payment in respect of dividends which will equal the dividend yield multiplied by the $1,000 investment. Investors should realize that for purposes of these calculations the dividend yield is calculated as of the initial valuation date and is held constant regardless of the final price of the linked shares.

Since the reinvestment rate for any dividend payment is assumed to be 0.00%, assuming no change in the closing price of the linked shares from the initial valuation date to the final valuation date, if the coupon yield on the Notes was less than the dividend yield on the linked shares, the total return on the Notes would be lower relative to the total return of an investment in the linked shares.

In each instance, the percentage gain or loss from an investment in the Notes and a direct investment in the linked shares is set forth below in the Table of Hypothetical Values at Maturity.

SUPPLEMENTAL PLAN OF DISTRIBUTION

We have agreed to sell to Barclays Capital Inc. (the “Agent”), and the Agent has agreed to purchase from us, the principal amount of the Notes at the price specified on the cover of this pricing supplement. The Agent is committed to take and pay for all of the Notes, if any are taken.

Alcoa Inc.

According to publicly available information, Alcoa Inc. (the “Company”) is a producer of primary aluminum, fabricated aluminum, and alumina, and is active in technology, mining, refining, smelting, fabricating, and recycling. Aluminum and alumina represent approximately three-fourths of the Company’s revenues. Non-aluminum products include precision castings, industrial fasteners, consumer products, food service and flexible packaging products, plastic closures, and electrical distribution systems for cars and trucks. The Company’s products are used worldwide in aircraft, automobiles, commercial transportation, packaging, consumer products, building and construction, and industrial applications.

As of December 31, 2009, the Company was operating in 31 countries. North America is the largest market with 52% of the Company’s revenues. Europe is also a significant market with 27% of the company’s revenues. The Company’s operations consist of five worldwide segments: Alumina, Primary Metals, Flat-Rolled Products, Engineered Solutions, and Packaging and Consumer.

The linked share’s SEC file number is 01-03610.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$36.56	$28.53	$33.03
September 30, 2004	$33.68	$29.51	$33.59
December 31, 2004	$34.98	$30.65	$31.42
March 31, 2005	$32.29	$28.30	$30.39
June 30, 2005	$31.79	$25.92	$26.13
September 30, 2005	$29.98	$23.99	$24.42
December 30, 2005	$29.84	$22.29	$29.57
March 31, 2006	$32.19	$28.39	$30.56
June 30, 2006	$36.96	$28.55	$32.36
September 29, 2006	$34.00	$26.60	$28.04
December 29, 2006	$31.30	$26.39	$30.01
March 30, 2007	$36.05	$28.09	$33.90
June 29, 2007	$42.90	$33.63	$40.53
September 28, 2007	$48.77	$30.25	$39.12
December 31, 2007	$40.70	$33.22	$36.55
March 31, 2008	$39.67	$26.69	$36.06
June 30, 2008	$44.76	$33.65	$35.62
September 30, 2008	$35.66	$21.03	$22.58
December 31, 2008	$22.30	$6.82	$11.26
March 31, 2009	$12.44	$4.98	$7.34
June 30, 2009	$12.38	$7.04	$10.33
September 30, 2009	$14.84	$8.96	$13.12
December 31, 2009	$16.51	$11.89	$16.12
March 31, 2010	$17.60	$12.26	$14.24
April 27, 2010*	$15.15	$13.42	$13.44

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: AA

Initial price: $13.44

Protection level: 80.00%

Protection price: $10.75

Physical delivery amount: 74 ($1,000/Initial price)

Fractional shares: 0.404762

Coupon: 9.00% per annum

Maturity: April 29, 2011

Dividend yield: 0.89% per annum

Coupon amount per monthly: $7.50

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.00%		100.89%
+ 90%	9.00%		90.89%
+ 80%	9.00%		80.89%
+ 70%	9.00%		70.89%
+ 60%	9.00%		60.89%
+ 50%	9.00%		50.89%
+ 40%	9.00%		40.89%
+ 30%	9.00%		30.89%
+ 20%	9.00%		20.89%
+ 10%	9.00%		10.89%
+ 5%	9.00%		5.89%

0%	9.00%		0.89%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.00%	4.00%	-4.11%
- 10%	9.00%	-1.00%	-9.11%
- 20%	9.00%	-11.00%	-19.11%
- 30%	N/A	-21.00%	-29.11%
- 40%	N/A	-31.00%	-39.11%
- 50%	N/A	-41.00%	-49.11%
- 60%	N/A	-51.00%	-59.11%
- 70%	N/A	-61.00%	-69.11%
- 80%	N/A	-71.00%	-79.11%
- 90%	N/A	-81.00%	-89.11%
- 100%	N/A	-91.00%	-99.11%

American Eagle Outfitters, Inc.

According to publicly available information, American Eagle Outfitters, Inc. (the “Company”) designs, markets and sells its own brand of high quality, on-trend clothing, accessories and personal care products at affordable prices while targeting 15 to 25 year-old customers.

As of January 30, 2010, the Company had approximately 39,400 employees in the United States and Canada, of whom approximately 33,000 were part-time and seasonal hourly employees.

The linked share’s SEC file number is 001-33338.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	N/A	N/A	N/A
March 31, 2006	N/A	N/A	N/A
June 30, 2006	N/A	N/A	N/A
September 29, 2006	N/A	N/A	N/A
December 29, 2006	N/A	N/A	N/A
March 30, 2007	$33.00	$29.47	$29.99
June 29, 2007	$31.33	$25.27	$25.66
September 28, 2007	$28.28	$21.46	$26.31
December 31, 2007	$26.45	$20.20	$20.77
March 31, 2008	$23.84	$16.47	$17.51
June 30, 2008	$19.41	$13.31	$13.63
September 30, 2008	$18.00	$11.87	$15.25
December 31, 2008	$15.65	$6.99	$9.36
March 31, 2009	$12.95	$8.31	$12.24
June 30, 2009	$16.50	$11.76	$14.17
September 30, 2009	$17.40	$12.56	$16.86
December 31, 2009	$19.86	$14.37	$16.98
March 31, 2010	$19.64	$15.51	$18.52
April 27, 2010*	$19.18	$17.19	$17.27

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: AEO

Initial price: $17.27

Protection level: 80.00%

Protection price: $13.82

Physical delivery amount: 57 ($1,000/Initial price)

Fractional shares: 0.903880

Coupon: 8.25% per annum

Maturity: April 29, 2011

Dividend yield: 2.33% per annum

Coupon amount per monthly: $6.88

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.25%		102.33%
+ 90%	8.25%		92.33%
+ 80%	8.25%		82.33%
+ 70%	8.25%		72.33%
+ 60%	8.25%		62.33%
+ 50%	8.25%		52.33%
+ 40%	8.25%		42.33%
+ 30%	8.25%		32.33%
+ 20%	8.25%		22.33%
+ 10%	8.25%		12.33%
+ 5%	8.25%		7.33%

0%	8.25%		2.33%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.25%	3.25%	-2.67%
- 10%	8.25%	-1.75%	-7.67%
- 20%	8.25%	-11.75%	-17.67%
- 30%	N/A	-21.75%	-27.67%
- 40%	N/A	-31.75%	-37.67%
- 50%	N/A	-41.75%	-47.67%
- 60%	N/A	-51.75%	-57.67%
- 70%	N/A	-61.75%	-67.67%
- 80%	N/A	-71.75%	-77.67%
- 90%	N/A	-81.75%	-87.67%
- 100%	N/A	-91.75%	-97.67%

Abercrombie & Fitch Co.

According to publicly available information, Abercrombie & Fitch Co. (the “Company”), a Delaware corporation, is a specialty retailer that operates stores selling casual apparel; such as knit shirts, graphic t-shirts, jeans, woven shirts, shorts; personal care and other accessories for men, women and kids under the Abercrombie & Fitch, abercrombie kids, and Hollister Brands. As of January 31, 2010, the Company operated 1,096 stores in the United States, Canada and the United Kingdom.

The linked share’s SEC file number is 1-12107.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$39.46	$30.25	$38.75
September 30, 2004	$38.70	$27.42	$31.50
December 31, 2004	$47.42	$31.52	$46.95
March 31, 2005	$58.28	$45.82	$57.24
June 30, 2005	$71.00	$52.21	$68.70
September 30, 2005	$74.10	$44.17	$49.85
December 30, 2005	$66.54	$45.65	$65.18
March 31, 2006	$70.93	$54.60	$58.30
June 30, 2006	$65.19	$53.65	$55.43
September 29, 2006	$72.23	$49.98	$69.48
December 29, 2006	$79.42	$65.75	$69.63
March 30, 2007	$83.82	$69.74	$75.68
June 29, 2007	$84.92	$71.22	$72.98
September 28, 2007	$84.24	$67.72	$80.70
December 31, 2007	$85.76	$70.64	$79.97
March 31, 2008	$82.06	$67.21	$73.14
June 30, 2008	$78.35	$62.57	$62.68
September 30, 2008	$64.96	$35.14	$39.45
December 31, 2008	$39.32	$13.66	$23.07
March 31, 2009	$25.96	$16.95	$23.80
June 30, 2009	$32.81	$22.20	$25.39
September 30, 2009	$34.95	$22.71	$32.88
December 31, 2009	$42.30	$30.02	$34.85
March 31, 2010	$45.98	$29.88	$45.64
April 27, 2010*	$51.11	$45.23	$47.87

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: ANF

Initial price: $47.87

Protection level: 80.00%

Protection price: $38.30

Physical delivery amount: 20 ($1,000/Initial price)

Fractional shares: 0.889910

Coupon: 9.00% per annum

Maturity: April 29, 2011

Dividend yield: 1.48% per annum

Coupon amount per monthly: $7.50

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.00%		101.48%
+ 90%	9.00%		91.48%
+ 80%	9.00%		81.48%
+ 70%	9.00%		71.48%
+ 60%	9.00%		61.48%
+ 50%	9.00%		51.48%
+ 40%	9.00%		41.48%
+ 30%	9.00%		31.48%
+ 20%	9.00%		21.48%
+ 10%	9.00%		11.48%
+ 5%	9.00%		6.48%

0%	9.00%		1.48%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.00%	4.00%	-3.52%
- 10%	9.00%	-1.00%	-8.52%
- 20%	9.00%	-11.00%	-18.52%
- 30%	N/A	-21.00%	-28.52%
- 40%	N/A	-31.00%	-38.52%
- 50%	N/A	-41.00%	-48.52%
- 60%	N/A	-51.00%	-58.52%
- 70%	N/A	-61.00%	-68.52%
- 80%	N/A	-71.00%	-78.52%
- 90%	N/A	-81.00%	-88.52%
- 100%	N/A	-91.00%	-98.52%

Activision Blizzard, Inc.

According to publicly available information, Activision Blizzard, Inc. (the “Company”) is a worldwide online, personal computer, console, and handheld game publisher. The Company develops and publishes video games on various consoles, handheld platforms, and the PC platform. As of December 31, 2009, the Company has approximately 7,000 total full-time and part-time employees.

The linked share’s SEC file number is 001-15839.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$4.81	$3.87	$4.47
September 30, 2004	$4.61	$3.42	$3.90
December 31, 2004	$5.77	$3.51	$5.68
March 31, 2005	$7.02	$5.10	$5.55
June 30, 2005	$6.94	$5.32	$6.20
September 30, 2005	$8.65	$6.03	$7.67
December 30, 2005	$9.00	$6.47	$6.87
March 31, 2006	$7.96	$5.91	$6.90
June 30, 2006	$7.54	$5.36	$5.69
September 29, 2006	$8.00	$5.24	$7.55
December 29, 2006	$9.10	$7.11	$8.62
March 30, 2007	$9.60	$8.03	$9.47
June 29, 2007	$10.72	$9.08	$9.34
September 28, 2007	$10.96	$8.47	$10.80
December 31, 2007	$14.94	$9.41	$14.85
March 31, 2008	$14.86	$12.56	$13.66
June 30, 2008	$18.65	$13.46	$17.04
September 30, 2008	$19.28	$14.04	$15.43
December 31, 2008	$15.36	$8.28	$8.64
March 31, 2009	$10.99	$8.14	$10.46
June 30, 2009	$13.14	$9.85	$12.63
September 30, 2009	$13.00	$10.80	$12.39
December 31, 2009	$12.96	$10.25	$11.11
March 31, 2010	$12.18	$9.94	$12.06
April 27, 2010*	$12.58	$11.33	$11.44

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: ATVI

Initial price: $11.44

Protection level: 80.00%

Protection price: $9.15

Physical delivery amount: 87 ($1,000/Initial price)

Fractional shares: 0.412587

Coupon: 8.00% per annum

Maturity: April 29, 2011

Dividend yield: 1.37% per annum

Coupon amount per monthly: $6.67

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.00%		101.37%
+ 90%	8.00%		91.37%
+ 80%	8.00%		81.37%
+ 70%	8.00%		71.37%
+ 60%	8.00%		61.37%
+ 50%	8.00%		51.37%
+ 40%	8.00%		41.37%
+ 30%	8.00%		31.37%
+ 20%	8.00%		21.37%
+ 10%	8.00%		11.37%
+ 5%	8.00%		6.37%

0%	8.00%		1.37%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.00%	3.00%	-3.63%
- 10%	8.00%	-2.00%	-8.63%
- 20%	8.00%	-12.00%	-18.63%
- 30%	N/A	-22.00%	-28.63%
- 40%	N/A	-32.00%	-38.63%
- 50%	N/A	-42.00%	-48.63%
- 60%	N/A	-52.00%	-58.63%
- 70%	N/A	-62.00%	-68.63%
- 80%	N/A	-72.00%	-78.63%
- 90%	N/A	-82.00%	-88.63%
- 100%	N/A	-92.00%	-98.63%

Bank of America Corporation

According to publicly available information, Bank of America Corporation (“the Company”) is a Delaware corporation, a bank holding company and a financial holding company under the Gramm-Leach-Bliley Act. The Company was incorporated in 1998 as part of the merger of BankAmerica Corporation with NationsBank Corporation. The Company’s principal executive offices are located in the Bank of America Corporate Center, Charlotte, North Carolina 28255.

The Company provides a diversified range of banking and nonbanking financial services and products through three business segments: Global Consumer and Small Business Banking, Global Corporate and Investment Banking and Global Wealth and Investment Management. The Company currently operates in all 50 states, the District of Columbia and more than 40 different countries. As of December 31, 2009, in the United States, it serves more than 59 million consumer and small business relationships with more than 6,000 banking centers.

The linked share’s SEC file number is 001-06523.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$42.83	$38.52	$42.31
September 30, 2004	$44.99	$41.77	$43.33
December 31, 2004	$47.47	$42.94	$46.99
March 31, 2005	$47.20	$43.43	$44.10
June 30, 2005	$47.42	$43.47	$45.61
September 30, 2005	$46.05	$41.14	$42.10
December 30, 2005	$47.25	$41.38	$46.15
March 31, 2006	$47.20	$42.98	$45.54
June 30, 2006	$50.50	$45.26	$48.10
September 29, 2006	$54.00	$47.59	$53.57
December 29, 2006	$55.08	$51.32	$53.39
March 30, 2007	$54.21	$48.36	$51.02
June 29, 2007	$52.20	$48.55	$48.89
September 28, 2007	$52.77	$46.52	$50.27
December 31, 2007	$52.95	$40.61	$41.26
March 31, 2008	$45.08	$33.25	$37.91
June 30, 2008	$41.37	$23.65	$23.87
September 30, 2008	$38.85	$18.44	$35.00
December 31, 2008	$38.50	$10.01	$14.08
March 31, 2009	$14.81	$2.53	$6.82
June 30, 2009	$15.06	$6.45	$13.20
September 30, 2009	$18.25	$11.27	$16.92
December 31, 2009	$18.64	$14.12	$15.06
March 31, 2010	$18.35	$14.25	$17.85
April 27, 2010*	$19.82	$17.41	$17.47

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: BAC

Initial price: $17.47

Protection level: 80.00%

Protection price: $13.98

Physical delivery amount: 57 ($1,000/Initial price)

Fractional shares: 0.240985

Coupon: 8.00% per annum

Maturity: April 29, 2011

Dividend yield: 0.23% per annum

Coupon amount per monthly: $6.67

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.00%		100.23%
+ 90%	8.00%		90.23%
+ 80%	8.00%		80.23%
+ 70%	8.00%		70.23%
+ 60%	8.00%		60.23%
+ 50%	8.00%		50.23%
+ 40%	8.00%		40.23%
+ 30%	8.00%		30.23%
+ 20%	8.00%		20.23%
+ 10%	8.00%		10.23%
+ 5%	8.00%		5.23%

0%	8.00%		0.23%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.00%	3.00%	-4.77%
- 10%	8.00%	-2.00%	-9.77%
- 20%	8.00%	-12.00%	-19.77%
- 30%	N/A	-22.00%	-29.77%
- 40%	N/A	-32.00%	-39.77%
- 50%	N/A	-42.00%	-49.77%
- 60%	N/A	-52.00%	-59.77%
- 70%	N/A	-62.00%	-69.77%
- 80%	N/A	-72.00%	-79.77%
- 90%	N/A	-82.00%	-89.77%
- 100%	N/A	-92.00%	-99.77%

Bunge Limited

According to publicly available information, Bunge Limited (the “Company”) engages in the agriculture and food business. The Company operates in four business segments: agribusiness, fertilizer, edible oil products and milling products. The agribusiness division is an integrated business principally involved in the purchase, storage, transport, processing and sale of agricultural commodities and commodity products. The fertilizer division is involved in every stage of the fertilizer business, from mining of phosphate-based raw materials to the sale of retail fertilizer products. The Company has operations in Europe, the United States, Brazil, Asia, Canada, and Argentina. Bunge Limited was founded in 1818 and is headquartered in White Plains, New York.

The linked share’s SEC file number is: 001-16625.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$41.43	$33.93	$38.94
September 30, 2004	$41.45	$36.82	$39.98
December 31, 2004	$57.45	$38.69	$57.01
March 31, 2005	$58.10	$49.41	$53.88
June 30, 2005	$65.20	$48.34	$63.40
September 30, 2005	$67.99	$51.10	$52.62
December 30, 2005	$57.83	$46.65	$56.61
March 31, 2006	$61.40	$49.86	$55.71
June 30, 2006	$62.19	$47.85	$50.25
September 29, 2006	$59.27	$49.75	$57.95
December 29, 2006	$73.54	$57.31	$72.51
March 30, 2007	$85.68	$69.93	$82.22
June 29, 2007	$84.75	$71.00	$84.50
September 28, 2007	$107.76	$80.73	$107.45
December 31, 2007	$125.41	$100.64	$116.41
March 31, 2008	$135.00	$84.80	$86.88
June 30, 2008	$127.64	$86.37	$107.69
September 30, 2008	$106.67	$58.83	$63.18
December 31, 2008	$65.23	$27.60	$51.77
March 31, 2009	$60.80	$38.76	$56.65
June 30, 2009	$69.67	$45.85	$60.25
September 30, 2009	$72.96	$54.00	$62.61
December 31, 2009	$68.92	$56.00	$63.83
March 31, 2010	$72.74	$56.87	$61.63
April 27, 2010*	$62.74	$56.21	$56.33

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: BG

Initial price: $56.33

Protection level: 80.00%

Protection price: $45.06

Physical delivery amount: 17 ($1,000/Initial price)

Fractional shares: 0.752530

Coupon: 8.00% per annum

Maturity: April 29, 2011

Dividend yield: 1.44% per annum

Coupon amount per monthly: $6.67

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.00%		101.44%
+ 90%	8.00%		91.44%
+ 80%	8.00%		81.44%
+ 70%	8.00%		71.44%
+ 60%	8.00%		61.44%
+ 50%	8.00%		51.44%
+ 40%	8.00%		41.44%
+ 30%	8.00%		31.44%
+ 20%	8.00%		21.44%
+ 10%	8.00%		11.44%
+ 5%	8.00%		6.44%

0%	8.00%		1.44%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.00%	3.00%	-3.56%
- 10%	8.00%	-2.00%	-8.56%
- 20%	8.00%	-12.00%	-18.56%
- 30%	N/A	-22.00%	-28.56%
- 40%	N/A	-32.00%	-38.56%
- 50%	N/A	-42.00%	-48.56%
- 60%	N/A	-52.00%	-58.56%
- 70%	N/A	-62.00%	-68.56%
- 80%	N/A	-72.00%	-78.56%
- 90%	N/A	-82.00%	-88.56%
- 100%	N/A	-92.00%	-98.56%

Baker Hughes Incorporated

According to publicly available information, Baker Hughes Incorporated (the “Company”) is a Delaware corporation engaged in the oilfield services industry. The Company is a major supplier of wellbore related products and technology services, including products and services for drilling, formation evaluation, completion and production and reservoir technology and consulting to the worldwide oil and natural gas industry.

The Company was formed in April 1987 in connection with the combination of Baker International Corporation and Hughes Tool Company. It acquired Western Atlas Inc. in a merger completed on August 10, 1998. It is a provider of drilling, formation evaluation, completion and production products and services to the worldwide oil and natural gas industry.

The linked share’s SEC file number is 001-09397.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$38.87	$33.45	$37.65
September 30, 2004	$44.27	$37.12	$43.72
December 31, 2004	$45.30	$39.80	$42.67
March 31, 2005	$48.36	$40.74	$44.49
June 30, 2005	$52.10	$41.81	$51.16
September 30, 2005	$61.90	$50.80	$59.68
December 30, 2005	$63.13	$50.37	$60.78
March 31, 2006	$78.33	$61.15	$68.40
June 30, 2006	$89.30	$66.64	$81.85
September 29, 2006	$83.95	$61.09	$68.20
December 29, 2006	$78.85	$64.92	$74.66
March 30, 2007	$73.81	$62.26	$66.13
June 29, 2007	$89.95	$65.69	$84.13
September 28, 2007	$92.10	$73.65	$90.37
December 31, 2007	$100.29	$76.40	$81.10
March 31, 2008	$82.13	$62.65	$68.50
June 30, 2008	$90.76	$67.48	$87.34
September 30, 2008	$90.45	$56.53	$60.54
December 31, 2008	$58.94	$24.40	$32.07
March 31, 2009	$38.95	$25.69	$28.55
June 30, 2009	$43.00	$27.38	$36.44
September 30, 2009	$44.61	$33.12	$42.66
December 31, 2009	$48.18	$37.66	$40.48
March 31, 2010	$52.40	$41.00	$46.84
April 27, 2010*	$54.80	$47.00	$50.94

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: BHI

Initial price: $50.94

Protection level: 80.00%

Protection price: $40.75

Physical delivery amount: 19 ($1,000/Initial price)

Fractional shares: 0.630938

Coupon: 9.00% per annum

Maturity: April 29, 2011

Dividend yield: 1.19% per annum

Coupon amount per monthly: $7.50

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.00%		101.19%
+ 90%	9.00%		91.19%
+ 80%	9.00%		81.19%
+ 70%	9.00%		71.19%
+ 60%	9.00%		61.19%
+ 50%	9.00%		51.19%
+ 40%	9.00%		41.19%
+ 30%	9.00%		31.19%
+ 20%	9.00%		21.19%
+ 10%	9.00%		11.19%
+ 5%	9.00%		6.19%

0%	9.00%		1.19%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.00%	4.00%	-3.81%
- 10%	9.00%	-1.00%	-8.81%
- 20%	9.00%	-11.00%	-18.81%
- 30%	N/A	-21.00%	-28.81%
- 40%	N/A	-31.00%	-38.81%
- 50%	N/A	-41.00%	-48.81%
- 60%	N/A	-51.00%	-58.81%
- 70%	N/A	-61.00%	-68.81%
- 80%	N/A	-71.00%	-78.81%
- 90%	N/A	-81.00%	-88.81%
- 100%	N/A	-91.00%	-98.81%

Peabody Energy Corporation

According to publicly available information, Peabody Energy Corporation (the “Company”) is the largest private-sector coal company in the world. As of December 31, 2009, the Company sold coal to 345 electricity generating and industrial plants in 23 countries. For 2009, approximately 93% of the Company’s worldwide sales were under long-term coal supply agreements. As of December 31, 2009, the Company had 79 coal supply agreements with customers expiring at various times from 2010 to 2016.

The linked share’s SEC file number is 001-16463.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$13.11	$9.77	$13.10
September 30, 2004	$14.14	$11.88	$13.93
December 31, 2004	$20.32	$12.64	$18.94
March 31, 2005	$23.83	$17.20	$21.70
June 30, 2005	$26.43	$18.42	$24.36
September 30, 2005	$40.26	$24.35	$39.49
December 30, 2005	$40.70	$33.10	$38.58
March 31, 2006	$49.15	$38.61	$47.20
June 30, 2006	$71.43	$43.83	$52.20
September 29, 2006	$56.00	$30.85	$34.43
December 29, 2006	$45.49	$31.88	$37.83
March 30, 2007	$41.76	$33.89	$37.67
June 29, 2007	$52.20	$37.41	$45.30
September 28, 2007	$47.74	$35.97	$44.82
December 31, 2007	$62.55	$44.49	$61.64
March 31, 2008	$63.96	$42.05	$51.00
June 30, 2008	$88.69	$49.38	$88.05
September 30, 2008	$88.26	$39.10	$45.00
December 31, 2008	$43.98	$16.01	$22.75
March 31, 2009	$30.95	$20.17	$25.04
June 30, 2009	$37.44	$23.64	$30.16
September 30, 2009	$41.54	$27.20	$37.22
December 31, 2009	$48.14	$34.54	$45.21
March 31, 2010	$51.94	$39.90	$45.70
April 27, 2010*	$50.25	$44.21	$47.76

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: BTU

Initial price: $47.76

Protection level: 80.00%

Protection price: $38.21

Physical delivery amount: 20 ($1,000/Initial price)

Fractional shares: 0.938023

Coupon: 9.25% per annum

Maturity: April 29, 2011

Dividend yield: 0.41% per annum

Coupon amount per monthly: $7.71

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.25%		100.41%
+ 90%	9.25%		90.41%
+ 80%	9.25%		80.41%
+ 70%	9.25%		70.41%
+ 60%	9.25%		60.41%
+ 50%	9.25%		50.41%
+ 40%	9.25%		40.41%
+ 30%	9.25%		30.41%
+ 20%	9.25%		20.41%
+ 10%	9.25%		10.41%
+ 5%	9.25%		5.41%

0%	9.25%		0.41%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.25%	4.25%	-4.59%
- 10%	9.25%	-0.75%	-9.59%
- 20%	9.25%	-10.75%	-19.59%
- 30%	N/A	-20.75%	-29.59%
- 40%	N/A	-30.75%	-39.59%
- 50%	N/A	-40.75%	-49.59%
- 60%	N/A	-50.75%	-59.59%
- 70%	N/A	-60.75%	-69.59%
- 80%	N/A	-70.75%	-79.59%
- 90%	N/A	-80.75%	-89.59%
- 100%	N/A	-90.75%	-99.59%

Buffalo Wild Wings, Inc.

According to publicly available information, Buffalo Wild Wings, Inc. (the “Company”) is an established and growing owner, operator and franchisor of restaurants featuring a variety of boldly-flavored, cravable menu items including Buffalo, New York-style chicken wings. The Company was founded in 1982 and in 2003, became a publicly-held company.

The Company’s growth strategy is moving toward a mix of approximately 40% company-owned restaurants and approximately 60% franchised restaurants. At the end of 2010, the Company anticipates that approximately 36% of the restaurants will be company-owned.

The linked share’s SEC file number is 000-24743.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$17.41	$12.75	$13.83
September 30, 2004	$15.93	$13.04	$14.02
December 31, 2004	$18.80	$13.52	$17.41
March 31, 2005	$20.85	$15.81	$18.92
June 30, 2005	$19.90	$13.69	$15.60
September 30, 2005	$17.42	$12.95	$13.25
December 30, 2005	$17.15	$12.58	$16.61
March 31, 2006	$21.18	$14.80	$20.79
June 30, 2006	$22.09	$17.51	$19.16
September 29, 2006	$20.04	$15.42	$19.13
December 29, 2006	$29.15	$18.48	$26.60
March 30, 2007	$32.09	$22.89	$31.85
June 29, 2007	$47.74	$31.01	$41.59
September 28, 2007	$44.17	$29.86	$37.72
December 31, 2007	$42.12	$22.89	$23.22
March 31, 2008	$26.72	$18.25	$24.50
June 30, 2008	$34.99	$22.83	$24.83
September 30, 2008	$44.94	$24.00	$40.24
December 31, 2008	$41.47	$14.50	$25.65
March 31, 2009	$38.85	$21.31	$36.58
June 30, 2009	$44.47	$31.73	$32.52
September 30, 2009	$44.76	$30.90	$41.61
December 31, 2009	$44.31	$38.60	$40.27
March 31, 2010	$49.55	$39.29	$48.11
April 27, 2010*	$52.98	$47.28	$51.01

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: BWLD

Initial price: $51.01

Protection level: 80.00%

Protection price: $40.81

Physical delivery amount: 19 ($1,000/Initial price)

Fractional shares: 0.603999

Coupon: 8.25% per annum

Maturity: April 29, 2011

Dividend yield: 0.00% per annum

Coupon amount per monthly: $6.88

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.25%		100.00%
+ 90%	8.25%		90.00%
+ 80%	8.25%		80.00%
+ 70%	8.25%		70.00%
+ 60%	8.25%		60.00%
+ 50%	8.25%		50.00%
+ 40%	8.25%		40.00%
+ 30%	8.25%		30.00%
+ 20%	8.25%		20.00%
+ 10%	8.25%		10.00%
+ 5%	8.25%		5.00%

0%	8.25%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.25%	3.25%	-5.00%
- 10%	8.25%	-1.75%	-10.00%
- 20%	8.25%	-11.75%	-20.00%
- 30%	N/A	-21.75%	-30.00%
- 40%	N/A	-31.75%	-40.00%
- 50%	N/A	-41.75%	-50.00%
- 60%	N/A	-51.75%	-60.00%
- 70%	N/A	-61.75%	-70.00%
- 80%	N/A	-71.75%	-80.00%
- 90%	N/A	-81.75%	-90.00%
- 100%	N/A	-91.75%	-100.00%

The Blackstone Group L.P.

According to publicly available information, The Blackstone Group L.P. (the “Company”) is a manager of private capital and provider of financial advisory services. The Company is an independent manager of private capital with assets under management of $98.2 billion as of December 31, 2009. The Company’s alternative asset management businesses include the management of private equity funds, real estate funds, funds of hedge funds, credit-oriented funds, collateralized loan obligation vehicles, separately managed accounts and publicly-traded closed-end mutual funds.

The linked share’s SEC file number is 333-165115.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	N/A	N/A	N/A
March 31, 2006	N/A	N/A	N/A
June 30, 2006	N/A	N/A	N/A
September 29, 2006	N/A	N/A	N/A
December 29, 2006	N/A	N/A	N/A
March 30, 2007	N/A	N/A	N/A
June 29, 2007	$38.00	$28.75	$29.27
September 28, 2007	$31.99	$21.30	$25.08
December 31, 2007	$29.75	$20.40	$22.13
March 31, 2008	$22.25	$13.40	$15.88
June 30, 2008	$20.97	$15.92	$18.21
September 30, 2008	$19.49	$14.00	$15.34
December 31, 2008	$15.95	$4.16	$6.53
March 31, 2009	$9.19	$3.55	$7.25
June 30, 2009	$14.44	$6.92	$10.54
September 30, 2009	$15.35	$8.54	$14.20
December 31, 2009	$17.22	$12.71	$13.12
March 31, 2010	$15.10	$12.03	$14.00
April 27, 2010*	$15.48	$14.11	$14.51

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: BX

Initial price: $14.51

Protection level: 80.00%

Protection price: $11.61

Physical delivery amount: 68 ($1,000/Initial price)

Fractional shares: 0.917988

Coupon: 9.00% per annum

Maturity: April 29, 2011

Dividend yield: 8.46% per annum

Coupon amount per monthly: $7.50

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.00%		108.46%
+ 90%	9.00%		98.46%
+ 80%	9.00%		88.46%
+ 70%	9.00%		78.46%
+ 60%	9.00%		68.46%
+ 50%	9.00%		58.46%
+ 40%	9.00%		48.46%
+ 30%	9.00%		38.46%
+ 20%	9.00%		28.46%
+ 10%	9.00%		18.46%
+ 5%	9.00%		13.46%

0%	9.00%		8.46%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.00%	4.00%	3.46%
- 10%	9.00%	-1.00%	-1.54%
- 20%	9.00%	-11.00%	-11.54%
- 30%	N/A	-21.00%	-21.54%
- 40%	N/A	-31.00%	-31.54%
- 50%	N/A	-41.00%	-41.54%
- 60%	N/A	-51.00%	-51.54%
- 70%	N/A	-61.00%	-61.54%
- 80%	N/A	-71.00%	-71.54%
- 90%	N/A	-81.00%	-81.54%
- 100%	N/A	-91.00%	-91.54%

Cameron International Corporation

According to publicly available information, Cameron International Corporation (the “Company”) is a leading provider of flow equipment products, systems and services to worldwide oil, gas and process industries. The Company’s operations are organized into three business segments – Drilling & Production Systems (DPS), Valves & Measurement (V&M) and Compression Systems (CS).

The Company, a Delaware corporation, was incorporated on November 10, 1994.

The linked share’s SEC file number is 001-13884.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$12.70	$10.73	$12.18
September 30, 2004	$13.83	$11.74	$13.71
December 31, 2004	$14.19	$11.82	$13.45
March 31, 2005	$14.90	$12.76	$14.30
June 30, 2005	$16.00	$13.38	$15.51
September 30, 2005	$18.85	$15.43	$18.48
December 30, 2005	$21.55	$16.13	$20.70
March 31, 2006	$25.31	$19.08	$22.04
June 30, 2006	$28.05	$21.05	$23.89
September 29, 2006	$26.04	$21.40	$24.16
December 29, 2006	$28.91	$22.30	$26.53
March 30, 2007	$32.01	$24.80	$31.40
June 29, 2007	$37.21	$31.29	$35.74
September 28, 2007	$47.95	$35.03	$46.15
December 31, 2007	$53.83	$42.78	$48.13
March 31, 2008	$52.79	$37.00	$41.64
June 30, 2008	$57.47	$40.80	$55.35
September 30, 2008	$58.50	$35.09	$38.54
December 31, 2008	$37.97	$16.16	$20.50
March 31, 2009	$25.74	$17.19	$21.93
June 30, 2009	$33.07	$21.01	$28.30
September 30, 2009	$39.72	$24.63	$37.82
December 31, 2009	$42.48	$35.37	$41.80
March 31, 2010	$45.28	$35.98	$42.86
April 27, 2010*	$47.44	$43.45	$43.59

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: CAM

Initial price: $43.59

Protection level: 80.00%

Protection price: $34.87

Physical delivery amount: 22 ($1,000/Initial price)

Fractional shares: 0.941042

Coupon: 8.00% per annum

Maturity: April 29, 2011

Dividend yield: 0.00% per annum

Coupon amount per monthly: $6.67

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.00%		100.00%
+ 90%	8.00%		90.00%
+ 80%	8.00%		80.00%
+ 70%	8.00%		70.00%
+ 60%	8.00%		60.00%
+ 50%	8.00%		50.00%
+ 40%	8.00%		40.00%
+ 30%	8.00%		30.00%
+ 20%	8.00%		20.00%
+ 10%	8.00%		10.00%
+ 5%	8.00%		5.00%

0%	8.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.00%	3.00%	-5.00%
- 10%	8.00%	-2.00%	-10.00%
- 20%	8.00%	-12.00%	-20.00%
- 30%	N/A	-22.00%	-30.00%
- 40%	N/A	-32.00%	-40.00%
- 50%	N/A	-42.00%	-50.00%
- 60%	N/A	-52.00%	-60.00%
- 70%	N/A	-62.00%	-70.00%
- 80%	N/A	-72.00%	-80.00%
- 90%	N/A	-82.00%	-90.00%
- 100%	N/A	-92.00%	-100.00%

Chicago Bridge & Iron Company N.V.

According to publicly available information, Chicago Bridge & Iron Company N.V. (the “Company”) is an engineering, procurement and construction provider and process technology licensor, delivering comprehensive solutions to customers in the energy and natural resource industries. The Company has a presence in about 80 locations and has approximately 16,000 employees worldwide. As of December 31, 2009, the Company executed more than 600 projects in over 70 countries for customers in a variety of industries.

Within its operating segments, the Company serves under four broad market sectors: Liquefied Natural Gas (“LNG”), Energy Processes, Steel Plate Structures, and Lummus Technologies. Through these market sectors, the Company offers services both independently and on an integrated basis.

The linked share’s SEC file number is 001-12815.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$15.18	$10.80	$13.93
September 30, 2004	$15.23	$13.25	$15.00
December 31, 2004	$20.56	$14.49	$20.00
March 31, 2005	$23.87	$17.85	$22.02
June 30, 2005	$25.25	$19.10	$22.86
September 30, 2005	$32.95	$22.83	$31.09
December 30, 2005	$32.75	$19.50	$25.21
March 31, 2006	$31.85	$19.80	$24.00
June 30, 2006	$27.50	$21.78	$24.15
September 29, 2006	$27.78	$22.75	$24.06
December 29, 2006	$29.74	$23.17	$27.34
March 30, 2007	$31.50	$25.83	$30.75
June 29, 2007	$40.05	$30.10	$37.74
September 28, 2007	$44.84	$30.06	$43.06
December 31, 2007	$62.94	$41.49	$60.44
March 31, 2008	$63.47	$35.21	$39.24
June 30, 2008	$49.82	$37.50	$39.82
September 30, 2008	$40.20	$15.95	$19.24
December 31, 2008	$19.05	$5.13	$10.05
March 31, 2009	$13.88	$4.64	$6.27
June 30, 2009	$13.87	$5.95	$12.40
September 30, 2009	$18.94	$9.08	$18.68
December 31, 2009	$21.44	$17.00	$20.22
March 31, 2010	$25.00	$19.38	$23.26
April 27, 2010*	$25.86	$23.39	$24.14

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: CBI

Initial price: $24.14

Protection level: 80.00%

Protection price: $19.31

Physical delivery amount: 41 ($1,000/Initial price)

Fractional shares: 0.425021

Coupon: 9.50% per annum

Maturity: April 29, 2011

Dividend yield: 0.00% per annum

Coupon amount per monthly: $7.92

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.50%		100.00%
+ 90%	9.50%		90.00%
+ 80%	9.50%		80.00%
+ 70%	9.50%		70.00%
+ 60%	9.50%		60.00%
+ 50%	9.50%		50.00%
+ 40%	9.50%		40.00%
+ 30%	9.50%		30.00%
+ 20%	9.50%		20.00%
+ 10%	9.50%		10.00%
+ 5%	9.50%		5.00%

0%	9.50%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.50%	4.50%	-5.00%
- 10%	9.50%	-0.50%	-10.00%
- 20%	9.50%	-10.50%	-20.00%
- 30%	N/A	-20.50%	-30.00%
- 40%	N/A	-30.50%	-40.00%
- 50%	N/A	-40.50%	-50.00%
- 60%	N/A	-50.50%	-60.00%
- 70%	N/A	-60.50%	-70.00%
- 80%	N/A	-70.50%	-80.00%
- 90%	N/A	-80.50%	-90.00%
- 100%	N/A	-90.50%	-100.00%

Chesapeake Energy Corporation

According to publicly available information, Chesapeake Energy Corporation (the “Company”) is the third largest independent producer of natural gas in the United States, and the Company owns interests in approximately 44,100 producing oil and natural gas wells that are currently producing approximately 2.4 billion cubic feet equivalent, or bcfe, per day, 93% of which is natural gas. The Company is focused on discovering, acquiring and developing conventional and unconventional natural gas reserves onshore in the U.S., east of the Rocky Mountains. The Company’s most important operating area has historically been the Mid-Continent region of Oklahoma, Arkansas, southwestern Kansas and the Texas Panhandle. At December 31, 2009, 37% of its estimated proved oil and natural gas reserves were located in the Mid-Continent region. During the past five years, the Company has also built significant positions in various conventional and unconventional plays in the Fort Worth Basin in north-central Texas; the Appalachian Basin, principally in West Virginia, eastern Kentucky, eastern Ohio, Pennsylvania and southern New York; the Permian and Delaware Basins of West Texas and eastern New Mexico; the Ark-La-Tex area of East Texas and northern Louisiana; and the South Texas and Texas Gulf Coast regions.

The linked share’s SEC file number is 1-13726.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$15.05	$12.69	$14.72
September 30, 2004	$16.24	$13.69	$15.83
December 31, 2004	$18.31	$15.18	$16.50
March 31, 2005	$23.64	$15.06	$21.94
June 30, 2005	$23.98	$17.85	$22.80
September 30, 2005	$38.98	$22.90	$38.25
December 30, 2005	$40.01	$26.62	$31.73
March 31, 2006	$35.57	$27.80	$31.41
June 30, 2006	$33.75	$26.81	$30.25
September 29, 2006	$33.76	$28.07	$28.98
December 29, 2006	$34.27	$27.92	$29.05
March 30, 2007	$31.83	$27.27	$30.88
June 29, 2007	$37.75	$30.88	$34.60
September 28, 2007	$37.15	$31.38	$35.26
December 31, 2007	$41.19	$35.25	$39.20
March 31, 2008	$49.83	$34.44	$46.15
June 30, 2008	$68.10	$45.26	$65.96
September 30, 2008	$73.89	$31.19	$35.86
December 31, 2008	$35.43	$9.84	$16.17
March 31, 2009	$20.13	$13.28	$17.06
June 30, 2009	$24.66	$16.45	$19.83
September 30, 2009	$29.49	$16.92	$28.40
December 31, 2009	$30.00	$22.07	$25.88
March 31, 2010	$29.20	$22.10	$23.64
April 27, 2010*	$24.91	$23.30	$23.65

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: CHK

Initial price: $23.65

Protection level: 80.00%

Protection price: $18.92

Physical delivery amount: 42 ($1,000/Initial price)

Fractional shares: 0.283298

Coupon: 9.25% per annum

Maturity: April 29, 2011

Dividend yield: 1.27% per annum

Coupon amount per monthly: $7.71

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.25%		101.27%
+ 90%	9.25%		91.27%
+ 80%	9.25%		81.27%
+ 70%	9.25%		71.27%
+ 60%	9.25%		61.27%
+ 50%	9.25%		51.27%
+ 40%	9.25%		41.27%
+ 30%	9.25%		31.27%
+ 20%	9.25%		21.27%
+ 10%	9.25%		11.27%
+ 5%	9.25%		6.27%

0%	9.25%		1.27%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.25%	4.25%	-3.73%
- 10%	9.25%	-0.75%	-8.73%
- 20%	9.25%	-10.75%	-18.73%
- 30%	N/A	-20.75%	-28.73%
- 40%	N/A	-30.75%	-38.73%
- 50%	N/A	-40.75%	-48.73%
- 60%	N/A	-50.75%	-58.73%
- 70%	N/A	-60.75%	-68.73%
- 80%	N/A	-70.75%	-78.73%
- 90%	N/A	-80.75%	-88.73%
- 100%	N/A	-90.75%	-98.73%

CIGNA Corporation

According to publicly available information, CIGNA Corporation (the “Company”) and its subsidiaries constitute one of the largest investor-owned health service organizations in the United States. The Company’s subsidiaries are major providers of health care and related benefits, the majority of which are offered through the workplace, including: health care products and services; group disability, life and accident insurance; and workers’ compensation case management and related services. The Company had consolidated shareholders’ equity of $5.4 billion and assets of $43.0 billion as of December 31, 2009, and revenues of $18.4 billion for the year then ended. The Company’s major insurance subsidiary, Connecticut General Life Insurance Company (“CG Life”), traces its origins to 1865. CIGNA Corporation was incorporated in the State of Delaware in 1981.

The Company’s revenues are derived principally from premiums, fees, mail order pharmacy, other revenues and investment income.

The linked share’s SEC file number is: 1-8323.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$23.51	$19.61	$22.94
September 30, 2004	$23.47	$19.64	$23.21
December 31, 2004	$27.60	$19.38	$27.19
March 31, 2005	$30.91	$26.04	$29.77
June 30, 2005	$36.46	$28.55	$35.68
September 30, 2005	$39.41	$34.27	$39.29
December 30, 2005	$39.94	$35.03	$37.23
March 31, 2006	$44.59	$36.53	$43.54
June 30, 2006	$44.37	$29.35	$32.84
September 29, 2006	$39.83	$30.35	$38.77
December 29, 2006	$44.21	$38.07	$43.86
March 30, 2007	$49.11	$42.33	$47.55
June 29, 2007	$56.87	$47.63	$52.22
September 28, 2007	$54.70	$43.65	$53.29
December 31, 2007	$56.89	$48.21	$53.73
March 31, 2008	$56.98	$36.75	$40.57
June 30, 2008	$44.43	$35.07	$35.39
September 30, 2008	$44.13	$31.76	$33.98
December 31, 2008	$34.47	$8.00	$16.85
March 31, 2009	$23.06	$12.68	$17.59
June 30, 2009	$25.60	$16.84	$24.09
September 30, 2009	$33.00	$23.10	$28.09
December 31, 2009	$38.12	$26.83	$35.27
March 31, 2010	$39.26	$32.00	$36.58
April 27, 2010*	$37.59	$32.19	$32.36

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: CI

Initial price: $32.36

Protection level: 80.00%

Protection price: $25.89

Physical delivery amount: 30 ($1,000/Initial price)

Fractional shares: 0.902349

Coupon: 8.00% per annum

Maturity: April 29, 2011

Dividend yield: 0.12% per annum

Coupon amount per monthly: $6.67

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.00%		100.12%
+ 90%	8.00%		90.12%
+ 80%	8.00%		80.12%
+ 70%	8.00%		70.12%
+ 60%	8.00%		60.12%
+ 50%	8.00%		50.12%
+ 40%	8.00%		40.12%
+ 30%	8.00%		30.12%
+ 20%	8.00%		20.12%
+ 10%	8.00%		10.12%
+ 5%	8.00%		5.12%

0%	8.00%		0.12%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.00%	3.00%	-4.88%
- 10%	8.00%	-2.00%	-9.88%
- 20%	8.00%	-12.00%	-19.88%
- 30%	N/A	-22.00%	-29.88%
- 40%	N/A	-32.00%	-39.88%
- 50%	N/A	-42.00%	-49.88%
- 60%	N/A	-52.00%	-59.88%
- 70%	N/A	-62.00%	-69.88%
- 80%	N/A	-72.00%	-79.88%
- 90%	N/A	-82.00%	-89.88%
- 100%	N/A	-92.00%	-99.88%

Capital One Financial Corporation

According to publicly available information, Capital One Financial Corporation (the “Company”) is a diversified financial services company, incorporated in Delaware on July 21, 1994, whose banking and non-banking subsidiaries market a variety of financial products and services. The Company’s principal subsidiaries include Capital One Bank (“COB”), a Virginia state chartered bank that currently offers credit card products and deposit products and also can engage in a wide variety of lending and other financial activities; Capital One, National Association (“CONA”), which offers a broad spectrum of banking products and financial services to consumers, small businesses and commercial clients; Superior Savings of New England, N.A. (“Superior”) focuses on telephonic and media-based generation of deposits; and Capital One Auto Finance, Inc. (“COAF”), which offers automobile and other motor vehicle financing products. As of January 1, 2008, COAF moved from a principal subsidiary of the Company to become a direct operating subsidiary of CONA. In the third quarter of 2007, the Company shut down the mortgage origination operations of its wholesale mortgage banking unit, GreenPoint Mortgage (“GreenPoint”), an operating subsidiary of CONA. As of December 31, 2009, the Company had $115.8 billion in deposits and $136.8 billion in managed loans outstanding. The Company is among the largest issuers of Visa® (“Visa”) and the Company is the eighth largest depository institution in the United States.

The linked share’s SEC file number is 1-13300.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$77.65	$61.15	$68.38
September 30, 2004	$75.49	$64.93	$73.90
December 31, 2004	$84.45	$67.62	$84.21
March 31, 2005	$84.75	$73.15	$74.77
June 30, 2005	$80.42	$69.10	$80.01
September 30, 2005	$85.97	$77.89	$79.52
December 30, 2005	$88.56	$71.15	$86.40
March 31, 2006	$90.04	$80.18	$80.52
June 30, 2006	$87.50	$80.45	$85.45
September 29, 2006	$87.17	$69.30	$78.66
December 29, 2006	$83.00	$74.00	$76.82
March 30, 2007	$83.84	$73.43	$75.46
June 29, 2007	$82.25	$70.24	$78.44
September 28, 2007	$79.44	$59.49	$66.43
December 31, 2007	$73.54	$44.40	$47.26
March 31, 2008	$57.68	$37.79	$49.22
June 30, 2008	$57.68	$37.31	$38.01
September 30, 2008	$63.50	$30.93	$51.00
December 31, 2008	$51.74	$23.29	$31.89
March 31, 2009	$34.67	$7.80	$12.24
June 30, 2009	$31.79	$11.66	$21.88
September 30, 2009	$39.70	$19.73	$35.73
December 31, 2009	$42.90	$32.57	$38.34
March 31, 2010	$43.59	$34.03	$41.41
April 27, 2010*	$47.39	$41.19	$43.29

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: COF

Initial price: $43.29

Protection level: 80.00%

Protection price: $34.63

Physical delivery amount: 23 ($1,000/Initial price)

Fractional shares: 0.100023

Coupon: 8.25% per annum

Maturity: April 29, 2011

Dividend yield: 0.46% per annum

Coupon amount per monthly: $6.88

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.25%		100.46%
+ 90%	8.25%		90.46%
+ 80%	8.25%		80.46%
+ 70%	8.25%		70.46%
+ 60%	8.25%		60.46%
+ 50%	8.25%		50.46%
+ 40%	8.25%		40.46%
+ 30%	8.25%		30.46%
+ 20%	8.25%		20.46%
+ 10%	8.25%		10.46%
+ 5%	8.25%		5.46%

0%	8.25%		0.46%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.25%	3.25%	-4.54%
- 10%	8.25%	-1.75%	-9.54%
- 20%	8.25%	-11.75%	-19.54%
- 30%	N/A	-21.75%	-29.54%
- 40%	N/A	-31.75%	-39.54%
- 50%	N/A	-41.75%	-49.54%
- 60%	N/A	-51.75%	-59.54%
- 70%	N/A	-61.75%	-69.54%
- 80%	N/A	-71.75%	-79.54%
- 90%	N/A	-81.75%	-89.54%
- 100%	N/A	-91.75%	-99.54%

salesforce.com, inc.

According to publicly available information, salesforce.com, inc. (the “Company”) was incorporated in Delaware in February 1999 and introduced its service offering in February 2000. Its principal executive offices are located in San Francisco, California and its website address is www.salesforce.com.

The Company is a leading provider of enterprise cloud computing applications. The Company provides a comprehensive customer and collaboration relationship management service to businesses of all sizes and industries worldwide and it provides a technology platform for customers and developers to build and run business applications.

The linked share’s SEC file number is 001-32224.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$17.60	$14.77	$16.07
September 30, 2004	$17.14	$9.00	$15.63
December 31, 2004	$22.68	$14.70	$16.94
March 31, 2005	$18.20	$12.96	$14.99
June 30, 2005	$21.98	$13.60	$20.48
September 30, 2005	$25.14	$18.63	$23.12
December 30, 2005	$36.19	$20.30	$32.05
March 31, 2006	$42.99	$31.60	$36.33
June 30, 2006	$37.87	$24.13	$26.66
September 29, 2006	$38.70	$21.64	$35.88
December 29, 2006	$44.58	$35.15	$36.45
March 30, 2007	$50.43	$35.57	$42.82
June 29, 2007	$49.96	$39.67	$42.86
September 28, 2007	$51.75	$37.91	$51.32
December 31, 2007	$65.52	$45.80	$62.69
March 31, 2008	$63.55	$47.61	$57.87
June 30, 2008	$75.16	$58.48	$68.23
September 30, 2008	$72.36	$44.10	$48.40
December 31, 2008	$48.40	$20.85	$32.01
March 31, 2009	$37.03	$25.50	$32.73
June 30, 2009	$45.49	$30.00	$38.17
September 30, 2009	$59.07	$35.27	$56.93
December 31, 2009	$74.95	$54.06	$73.77
March 31, 2010	$77.98	$60.30	$74.45
April 27, 2010*	$89.50	$74.76	$85.81

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: CRM

Initial price: $85.81

Protection level: 80.00%

Protection price: $68.65

Physical delivery amount: 11 ($1,000/Initial price)

Fractional shares: 0.653653

Coupon: 8.50% per annum

Maturity: April 29, 2011

Dividend yield: 0.00% per annum

Coupon amount per monthly: $7.08

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.50%		100.00%
+ 90%	8.50%		90.00%
+ 80%	8.50%		80.00%
+ 70%	8.50%		70.00%
+ 60%	8.50%		60.00%
+ 50%	8.50%		50.00%
+ 40%	8.50%		40.00%
+ 30%	8.50%		30.00%
+ 20%	8.50%		20.00%
+ 10%	8.50%		10.00%
+ 5%	8.50%		5.00%

0%	8.50%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.50%	3.50%	-5.00%
- 10%	8.50%	-1.50%	-10.00%
- 20%	8.50%	-11.50%	-20.00%
- 30%	N/A	-21.50%	-30.00%
- 40%	N/A	-31.50%	-40.00%
- 50%	N/A	-41.50%	-50.00%
- 60%	N/A	-51.50%	-60.00%
- 70%	N/A	-61.50%	-70.00%
- 80%	N/A	-71.50%	-80.00%
- 90%	N/A	-81.50%	-90.00%
- 100%	N/A	-91.50%	-100.00%

Deere & Co.

According to publicly available information, Deere & Co. (the “Company”) has operations which are categorized into three major business segments. The agriculture and turf segment, created by combining the former agricultural equipment and commercial and consumer equipment segments, manufactures and distributes a full line of farm and turf equipment and related service parts — including large, medium and utility tractors; loaders; combines, cotton and sugarcane harvesters and related front-end equipment and sugarcane loaders; tillage, seeding and application equipment, including sprayers, nutrient management and soil preparation machinery; hay and forage equipment, including self-propelled forage harvesters and attachments, balers and mowers; turf and utility equipment, including riding lawn equipment and walk-behind mowers, golf course equipment, utility vehicles, and commercial mowing equipment, along with a broad line of associated implements; integrated agricultural management systems technology; precision agricultural irrigation equipment and supplies; landscape and nursery products; and other outdoor power products.

The construction and forestry segment manufactures, distributes to dealers and sells at retail a broad range of machines and service parts used in construction, earthmoving, material handling and timber harvesting — including backhoe loaders; crawler dozers and loaders; four-wheel-drive loaders; excavators; motor graders; articulated dump trucks; landscape loaders; skid-steer loaders; and log skidders, feller bunchers, log loaders, log forwarders, log harvesters and related attachments.

The products and services produced by the segments above are marketed primarily through independent retail dealer networks and major retail outlets.

The credit segment primarily finances sales and leases by John Deere dealers of new and used agriculture and turf equipment and construction and forestry equipment. In addition, it provides wholesale financing to dealers of the foregoing equipment, provides operating loans, finances retail revolving charge accounts, offers certain crop risk mitigation products and invests in wind energy generation.

The Company’s worldwide agriculture and turf operations and construction and forestry operations are sometimes referred to as the “Equipment Operations.” The credit and certain miscellaneous service operations are sometimes referred to as “Financial Services.”

The John Deere enterprise has manufactured agricultural machinery since 1837. The present Company was incorporated under the laws of Delaware in 1958.

The Company’s Internet address is http://www.JohnDeere.com

The linked share’s SEC file number is 01-04121.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$37.47	$31.00	$35.07
September 30, 2004	$35.00	$28.61	$32.28
December 31, 2004	$37.37	$28.38	$37.20
March 31, 2005	$37.13	$32.60	$33.57
June 30, 2005	$34.70	$29.35	$32.75
September 30, 2005	$36.99	$29.93	$30.60
December 30, 2005	$35.50	$28.50	$34.06
March 31, 2006	$40.00	$33.81	$39.53
June 30, 2006	$45.99	$38.21	$41.75
September 29, 2006	$42.49	$33.48	$41.96
December 29, 2006	$50.59	$41.51	$47.54
March 30, 2007	$58.24	$45.12	$54.32
June 29, 2007	$62.82	$51.59	$60.37
September 28, 2007	$74.95	$56.96	$74.21
December 31, 2007	$93.72	$70.18	$93.12
March 31, 2008	$94.71	$71.65	$80.44
June 30, 2008	$94.88	$70.18	$72.13
September 30, 2008	$73.84	$46.18	$49.50
December 31, 2008	$49.00	$28.55	$38.32
March 31, 2009	$46.73	$24.52	$32.87
June 30, 2009	$47.98	$31.88	$39.95
September 30, 2009	$47.03	$34.91	$42.92
December 31, 2009	$56.87	$40.29	$54.09
March 31, 2010	$62.08	$48.34	$59.46
April 27, 2010*	$63.67	$59.01	$59.32

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: DE

Initial price: $59.32

Protection level: 80.00%

Protection price: $47.46

Physical delivery amount: 16 ($1,000/Initial price)

Fractional shares: 0.857721

Coupon: 8.00% per annum

Maturity: April 29, 2011

Dividend yield: 1.88% per annum

Coupon amount per monthly: $6.67

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.00%		101.88%
+ 90%	8.00%		91.88%
+ 80%	8.00%		81.88%
+ 70%	8.00%		71.88%
+ 60%	8.00%		61.88%
+ 50%	8.00%		51.88%
+ 40%	8.00%		41.88%
+ 30%	8.00%		31.88%
+ 20%	8.00%		21.88%
+ 10%	8.00%		11.88%
+ 5%	8.00%		6.88%

0%	8.00%		1.88%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.00%	3.00%	-3.12%
- 10%	8.00%	-2.00%	-8.12%
- 20%	8.00%	-12.00%	-18.12%
- 30%	N/A	-22.00%	-28.12%
- 40%	N/A	-32.00%	-38.12%
- 50%	N/A	-42.00%	-48.12%
- 60%	N/A	-52.00%	-58.12%
- 70%	N/A	-62.00%	-68.12%
- 80%	N/A	-72.00%	-78.12%
- 90%	N/A	-82.00%	-88.12%
- 100%	N/A	-92.00%	-98.12%

Dell Inc.

According to publicly available information, Dell Inc. (the “Company”) is a leading technology company that offers a broad range of product categories, including desktop computer systems, storage, servers and networking products, mobility products, software and peripherals, and enhanced services. The Company designs, develops, manufactures, markets, sells, and supports a wide range of products that in many cases are customized to individual customer requirements. In addition, the Company offers a wide range of enhanced services.

The Company sells its products and services directly to customers through sales representatives, telephone-based sales, and online at www.dell.com. The Company’s customers include large corporate, government, healthcare, and education accounts, as well as small-to-medium businesses and individual customers.

The Company is a Delaware corporation and was founded in 1984. The Company’s corporate headquarters are located in Round Rock, Texas and it conducts operations worldwide through subsidiaries.

The linked share’s SEC file number is 0-17017.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$36.75	$33.54	$35.82
September 30, 2004	$36.49	$32.71	$35.60
December 31, 2004	$42.57	$33.91	$42.14
March 31, 2005	$42.30	$37.85	$38.42
June 30, 2005	$41.22	$34.40	$39.51
September 30, 2005	$41.99	$33.24	$34.20
December 30, 2005	$34.26	$28.62	$29.99
March 31, 2006	$32.24	$28.61	$29.76
June 30, 2006	$30.25	$23.53	$24.41
September 29, 2006	$24.68	$18.95	$22.84
December 29, 2006	$27.89	$22.48	$25.09
March 30, 2007	$27.47	$21.61	$23.21
June 29, 2007	$28.86	$22.86	$28.55
September 28, 2007	$29.61	$24.96	$27.60
December 31, 2007	$30.75	$23.16	$24.51
March 31, 2008	$24.65	$18.87	$19.92
June 30, 2008	$24.59	$18.13	$21.88
September 30, 2008	$25.95	$15.41	$16.48
December 31, 2008	$16.60	$8.73	$10.24
March 31, 2009	$11.42	$7.84	$9.48
June 30, 2009	$13.96	$9.22	$13.73
September 30, 2009	$17.23	$11.84	$15.26
December 31, 2009	$16.20	$12.74	$14.36
March 31, 2010	$15.25	$12.75	$15.01
April 27, 2010*	$17.52	$14.92	$16.53

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: DELL

Initial price: $16.53

Protection level: 80.00%

Protection price: $13.22

Physical delivery amount: 60 ($1,000/Initial price)

Fractional shares: 0.496068

Coupon: 8.00% per annum

Maturity: April 29, 2011

Dividend yield: 0.00% per annum

Coupon amount per monthly: $6.67

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.00%		100.00%
+ 90%	8.00%		90.00%
+ 80%	8.00%		80.00%
+ 70%	8.00%		70.00%
+ 60%	8.00%		60.00%
+ 50%	8.00%		50.00%
+ 40%	8.00%		40.00%
+ 30%	8.00%		30.00%
+ 20%	8.00%		20.00%
+ 10%	8.00%		10.00%
+ 5%	8.00%		5.00%

0%	8.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.00%	3.00%	-5.00%
- 10%	8.00%	-2.00%	-10.00%
- 20%	8.00%	-12.00%	-20.00%
- 30%	N/A	-22.00%	-30.00%
- 40%	N/A	-32.00%	-40.00%
- 50%	N/A	-42.00%	-50.00%
- 60%	N/A	-52.00%	-60.00%
- 70%	N/A	-62.00%	-70.00%
- 80%	N/A	-72.00%	-80.00%
- 90%	N/A	-82.00%	-90.00%
- 100%	N/A	-92.00%	-100.00%

Discover Financial Services

According to publicly available information, Discover Financial Services (the “Company”) is a credit card issuer and electronic payment services company. As of November 30, 2009, the Company has $50.9 billion in managed receivables in the United States.

The linked share’s SEC file number is 001-33378.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	N/A	N/A	N/A
March 31, 2006	N/A	N/A	N/A
June 30, 2006	N/A	N/A	N/A
September 29, 2006	N/A	N/A	N/A
December 29, 2006	N/A	N/A	N/A
March 30, 2007	N/A	N/A	N/A
June 29, 2007	$32.17	$27.93	$28.50
September 28, 2007	$29.15	$20.25	$20.80
December 31, 2007	$23.33	$14.81	$15.08
March 31, 2008	$17.99	$11.25	$16.37
June 30, 2008	$19.83	$13.01	$13.17
September 30, 2008	$18.15	$11.17	$13.82
December 31, 2008	$14.03	$6.59	$9.53
March 31, 2009	$9.93	$4.73	$6.31
June 30, 2009	$11.64	$6.02	$10.27
September 30, 2009	$16.63	$9.00	$16.23
December 31, 2009	$17.35	$13.85	$14.71
March 31, 2010	$15.77	$12.59	$14.90
April 27, 2010*	$16.48	$15.05	$15.37

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: DFS

Initial price: $15.37

Protection level: 80.00%

Protection price: $12.30

Physical delivery amount: 65 ($1,000/Initial price)

Fractional shares: 0.061809

Coupon: 9.25% per annum

Maturity: April 29, 2011

Dividend yield: 0.52% per annum

Coupon amount per monthly: $7.71

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.25%		100.52%
+ 90%	9.25%		90.52%
+ 80%	9.25%		80.52%
+ 70%	9.25%		70.52%
+ 60%	9.25%		60.52%
+ 50%	9.25%		50.52%
+ 40%	9.25%		40.52%
+ 30%	9.25%		30.52%
+ 20%	9.25%		20.52%
+ 10%	9.25%		10.52%
+ 5%	9.25%		5.52%

0%	9.25%		0.52%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.25%	4.25%	-4.48%
- 10%	9.25%	-0.75%	-9.48%
- 20%	9.25%	-10.75%	-19.48%
- 30%	N/A	-20.75%	-29.48%
- 40%	N/A	-30.75%	-39.48%
- 50%	N/A	-40.75%	-49.48%
- 60%	N/A	-50.75%	-59.48%
- 70%	N/A	-60.75%	-69.48%
- 80%	N/A	-70.75%	-79.48%
- 90%	N/A	-80.75%	-89.48%
- 100%	N/A	-90.75%	-99.48%

The Dow Chemical Company

According to publicly available information, The Dow Chemical Company (the “Company”) was incorporated in 1947 under Delaware law and is the successor to a Michigan corporation, of the same name, organized in 1897. The Company is engaged in the manufacture and sale of chemicals, plastic materials, agricultural and other specialized products and services. In April 1, 2009, the merger of Rohm and Haas Company with a subsidiary of the Company was completed, and Rohm and Haas became a wholly owned subsidiary of the Company.

The Company is a diversified chemical company that offers specialty chemical, advanced materials, agrosciences and plastics businesses deliver a broad range of technology-based products and solutions to customers in approximately 160 countries and in high growth sectors such as electronics, water, energy, coatings and agriculture. In 2009, the Company had annual sales of $44.9 billion and employed approximately 52,000 people worldwide. The Company’s more than 5,000 products are manufactured at 214 sites in 37 countries across the globe.

The Company’s principal executive offices are located at 2030 Dow Center, Midland, Michigan 48674, telephone 989-636-1000.

The linked share’s SEC file number is 1-3433.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$42.45	$36.36	$40.70
September 30, 2004	$45.40	$37.95	$45.18
December 31, 2004	$51.34	$41.82	$49.51
March 31, 2005	$56.75	$47.60	$49.85
June 30, 2005	$50.49	$42.95	$44.53
September 30, 2005	$49.36	$40.20	$41.67
December 30, 2005	$47.21	$40.55	$43.82
March 31, 2006	$45.15	$40.26	$40.60
June 30, 2006	$43.10	$37.01	$39.03
September 29, 2006	$39.97	$33.00	$38.98
December 29, 2006	$41.55	$38.13	$39.94
March 30, 2007	$47.26	$39.02	$45.86
June 29, 2007	$47.60	$43.71	$44.22
September 28, 2007	$47.96	$38.89	$43.06
December 31, 2007	$47.39	$39.20	$39.42
March 31, 2008	$40.00	$33.01	$36.85
June 30, 2008	$42.90	$34.64	$34.91
September 30, 2008	$38.50	$30.82	$31.78
December 31, 2008	$32.28	$14.93	$15.09
March 31, 2009	$16.68	$5.89	$8.43
June 30, 2009	$18.99	$8.14	$16.14
September 30, 2009	$27.24	$14.22	$26.07
December 31, 2009	$29.50	$23.15	$27.63
March 31, 2010	$31.65	$25.57	$29.57
April 27, 2010*	$31.60	$29.27	$30.07

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: DOW

Initial price: $30.07

Protection level: 80.00%

Protection price: $24.06

Physical delivery amount: 33 ($1,000/Initial price)

Fractional shares: 0.255737

Coupon: 9.00% per annum

Maturity: April 29, 2011

Dividend yield: 1.89% per annum

Coupon amount per monthly: $7.50

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.00%		101.89%
+ 90%	9.00%		91.89%
+ 80%	9.00%		81.89%
+ 70%	9.00%		71.89%
+ 60%	9.00%		61.89%
+ 50%	9.00%		51.89%
+ 40%	9.00%		41.89%
+ 30%	9.00%		31.89%
+ 20%	9.00%		21.89%
+ 10%	9.00%		11.89%
+ 5%	9.00%		6.89%

0%	9.00%		1.89%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.00%	4.00%	-3.11%
- 10%	9.00%	-1.00%	-8.11%
- 20%	9.00%	-11.00%	-18.11%
- 30%	N/A	-21.00%	-28.11%
- 40%	N/A	-31.00%	-38.11%
- 50%	N/A	-41.00%	-48.11%
- 60%	N/A	-51.00%	-58.11%
- 70%	N/A	-61.00%	-68.11%
- 80%	N/A	-71.00%	-78.11%
- 90%	N/A	-81.00%	-88.11%
- 100%	N/A	-91.00%	-98.11%

Electronic Arts Inc.

According to publicly available information, Electronic Arts Inc. (the “Company”) develops, markets, publishes and distributes interactive software games that are playable by consumers on home video game consoles (such as the Sony PlayStation® 3, Microsoft Xbox 360™ and Nintendo Wii™), personal computers, mobile platforms (including cellular handsets and handheld game players such as the PlayStation® Portable and the Nintendo DS™) and wireless devices, such as cellular phones and smart phones. Some of the Company’s games are based on content that is licensed from others (e.g., Madden NFL Football, The Godfather and FIFA Soccer), and some of its games are based on its own wholly-owned intellectual property (e.g., The Sims™, Need for Speed™ and BLACK™). The Company’s goal is to publish titles with mass-market appeal, which often means translating and localizing them for sale in non-English speaking countries. In addition, the Company also attempts to create software game “franchises” that allow it to publish new titles on a recurring basis that are based on the same property. Examples of this franchise approach are the annual iterations of the Company’s sports-based products (e.g., Madden NFL Football, NCAA® Football and FIFA Soccer), wholly-owned properties that can be successfully sequeled (e.g., The Sims, Need for Speed and Battlefield) and titles based on long-lived literary and/or movie properties (e.g., Lord of the Rings and Harry Potter).

The Company’s North America net revenue was $2,412 million in fiscal year 2009.

The linked share’s SEC file number is 0-17948.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$55.91	$47.42	$54.55
September 30, 2004	$55.01	$44.90	$45.99
December 31, 2004	$63.60	$43.38	$61.68
March 31, 2005	$70.98	$51.75	$51.78
June 30, 2005	$59.83	$47.47	$56.61
September 30, 2005	$63.12	$55.22	$56.89
December 30, 2005	$61.96	$51.04	$52.31
March 31, 2006	$58.59	$50.14	$54.72
June 30, 2006	$57.80	$39.99	$43.04
September 29, 2006	$57.74	$41.38	$55.68
December 29, 2006	$59.85	$50.29	$50.36
March 30, 2007	$54.39	$47.96	$50.36
June 29, 2007	$54.67	$46.27	$47.32
September 28, 2007	$57.08	$47.58	$55.99
December 31, 2007	$61.62	$53.28	$58.41
March 31, 2008	$58.35	$43.64	$49.92
June 30, 2008	$54.81	$43.46	$44.43
September 30, 2008	$50.17	$35.11	$36.99
December 31, 2008	$36.76	$14.80	$16.04
March 31, 2009	$19.75	$14.24	$18.19
June 30, 2009	$23.76	$17.48	$21.72
September 30, 2009	$22.42	$17.68	$19.05
December 31, 2009	$21.05	$15.86	$17.75
March 31, 2010	$18.99	$15.70	$18.66
April 27, 2010*	$20.24	$18.60	$19.77

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: ERTS

Initial price: $19.77

Protection level: 80.00%

Protection price: $15.82

Physical delivery amount: 50 ($1,000/Initial price)

Fractional shares: 0.581689

Coupon: 8.00% per annum

Maturity: April 29, 2011

Dividend yield: 0.00% per annum

Coupon amount per monthly: $6.67

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.00%		100.00%
+ 90%	8.00%		90.00%
+ 80%	8.00%		80.00%
+ 70%	8.00%		70.00%
+ 60%	8.00%		60.00%
+ 50%	8.00%		50.00%
+ 40%	8.00%		40.00%
+ 30%	8.00%		30.00%
+ 20%	8.00%		20.00%
+ 10%	8.00%		10.00%
+ 5%	8.00%		5.00%

0%	8.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.00%	3.00%	-5.00%
- 10%	8.00%	-2.00%	-10.00%
- 20%	8.00%	-12.00%	-20.00%
- 30%	N/A	-22.00%	-30.00%
- 40%	N/A	-32.00%	-40.00%
- 50%	N/A	-42.00%	-50.00%
- 60%	N/A	-52.00%	-60.00%
- 70%	N/A	-62.00%	-70.00%
- 80%	N/A	-72.00%	-80.00%
- 90%	N/A	-82.00%	-90.00%
- 100%	N/A	-92.00%	-100.00%

Expedia, Inc.

According to publicly available information, Expedia, Inc. (the “Company”) is an online travel company, empowering business and leisure travelers with the tools and information they need to efficiently research, plan, book and experience travel. The Company has created a global marketplace used by a broad range of leisure and corporate travelers, offline retail travel agents, and travel service providers.

As of December 31, 2009, the Company employed approximately 7,960 full-time and part-time employees.

The linked share’s SEC file number is 000-51447.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	$27.50	$18.61	$19.81
December 30, 2005	$26.24	$18.49	$23.96
March 31, 2006	$27.55	$17.42	$20.27
June 30, 2006	$20.55	$13.37	$14.97
September 29, 2006	$17.28	$12.89	$15.68
December 29, 2006	$21.29	$15.55	$20.98
March 30, 2007	$23.33	$19.97	$23.18
June 29, 2007	$29.77	$22.44	$29.29
September 28, 2007	$32.57	$25.45	$31.88
December 31, 2007	$35.28	$27.48	$31.62
March 31, 2008	$31.88	$20.18	$21.89
June 30, 2008	$25.50	$18.31	$18.38
September 30, 2008	$20.42	$13.63	$15.11
December 31, 2008	$15.05	$6.00	$8.24
March 31, 2009	$10.34	$6.31	$9.08
June 30, 2009	$17.65	$8.82	$15.11
September 30, 2009	$25.62	$13.52	$23.95
December 31, 2009	$27.51	$21.95	$25.71
March 31, 2010	$26.03	$20.17	$24.96
April 27, 2010*	$26.09	$23.53	$23.64

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: EXPE

Initial price: $23.64

Protection level: 80.00%

Protection price: $18.91

Physical delivery amount: 42 ($1,000/Initial price)

Fractional shares: 0.301184

Coupon: 8.25% per annum

Maturity: April 29, 2011

Dividend yield: 0.30% per annum

Coupon amount per monthly: $6.88

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.25%		100.30%
+ 90%	8.25%		90.30%
+ 80%	8.25%		80.30%
+ 70%	8.25%		70.30%
+ 60%	8.25%		60.30%
+ 50%	8.25%		50.30%
+ 40%	8.25%		40.30%
+ 30%	8.25%		30.30%
+ 20%	8.25%		20.30%
+ 10%	8.25%		10.30%
+ 5%	8.25%		5.30%

0%	8.25%		0.30%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.25%	3.25%	-4.70%
- 10%	8.25%	-1.75%	-9.70%
- 20%	8.25%	-11.75%	-19.70%
- 30%	N/A	-21.75%	-29.70%
- 40%	N/A	-31.75%	-39.70%
- 50%	N/A	-41.75%	-49.70%
- 60%	N/A	-51.75%	-59.70%
- 70%	N/A	-61.75%	-69.70%
- 80%	N/A	-71.75%	-79.70%
- 90%	N/A	-81.75%	-89.70%
- 100%	N/A	-91.75%	-99.70%

Freeport-McMoRan Copper & Gold Inc.

According to publicly available information, Freeport-McMoRan Copper & Gold Inc. (the “Company”), is one of the world’s largest copper, gold and molybdenum mining companies in terms of reserves and production. As of December 31, 2009, consolidated recoverable proven and probable reserves totaled 104.2 billion pounds of copper, 37.2 million ounces of gold, 2.59 billion pounds of molybdenum, 270.4 million ounces of silver and 0.7 billion pounds of cobalt. Approximately 33 percent of there copper reserves were in Indonesia, approximately 33 percent were in South America, approximately 26 percent were in North America and approximately 8 percent were in Africa. Approximately 96 percent of there gold reserves were in Indonesia, with our remaining gold reserves located in South America.

The linked share’s SEC file number is 1-11307-01.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$39.85	$27.92	$33.15
September 30, 2004	$42.13	$31.54	$40.50
December 31, 2004	$42.55	$33.98	$38.23
March 31, 2005	$43.90	$35.12	$39.61
June 30, 2005	$40.31	$31.52	$37.44
September 30, 2005	$49.48	$37.12	$48.59
December 30, 2005	$56.35	$43.80	$53.80
March 31, 2006	$64.99	$47.11	$59.77
June 30, 2006	$72.20	$43.10	$55.41
September 29, 2006	$62.29	$47.58	$53.26
December 29, 2006	$63.70	$47.60	$55.73
March 30, 2007	$67.19	$48.98	$66.19
June 29, 2007	$85.50	$65.62	$82.82
September 28, 2007	$110.48	$67.08	$104.89
December 31, 2007	$120.20	$85.71	$102.44
March 31, 2008	$107.37	$69.10	$96.22
June 30, 2008	$127.23	$93.00	$117.19
September 30, 2008	$117.08	$51.24	$56.85
December 31, 2008	$56.20	$15.70	$24.44
March 31, 2009	$43.45	$21.17	$38.11
June 30, 2009	$61.55	$36.60	$50.11
September 30, 2009	$73.43	$43.19	$68.61
December 31, 2009	$87.35	$63.01	$80.29
March 31, 2010	$90.55	$66.04	$83.54
April 27, 2010*	$88.30	$75.70	$76.15

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: FCX

Initial price: $76.15

Protection level: 80.00%

Protection price: $60.92

Physical delivery amount: 13 ($1,000/Initial price)

Fractional shares: 0.131976

Coupon: 9.00% per annum

Maturity: April 29, 2011

Dividend yield: 0.39% per annum

Coupon amount per monthly: $7.50

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.00%		100.39%
+ 90%	9.00%		90.39%
+ 80%	9.00%		80.39%
+ 70%	9.00%		70.39%
+ 60%	9.00%		60.39%
+ 50%	9.00%		50.39%
+ 40%	9.00%		40.39%
+ 30%	9.00%		30.39%
+ 20%	9.00%		20.39%
+ 10%	9.00%		10.39%
+ 5%	9.00%		5.39%

0%	9.00%		0.39%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.00%	4.00%	-4.61%
- 10%	9.00%	-1.00%	-9.61%
- 20%	9.00%	-11.00%	-19.61%
- 30%	N/A	-21.00%	-29.61%
- 40%	N/A	-31.00%	-39.61%
- 50%	N/A	-41.00%	-49.61%
- 60%	N/A	-51.00%	-59.61%
- 70%	N/A	-61.00%	-69.61%
- 80%	N/A	-71.00%	-79.61%
- 90%	N/A	-81.00%	-89.61%
- 100%	N/A	-91.00%	-99.61%

Fifth Third Bancorp

According to publicly available information, Fifth Third Bancorp (the “Company”) is a diversified financial services company headquartered in Cincinnati, Ohio. At December 31, 2009, the Company had $113 billion in assets, operated 16 affiliates with 1,309 full-service banking centers and 92 Bank Mart locations.

The linked share’s SEC file number is 001-33653.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$57.00	$51.13	$53.78
September 30, 2004	$54.07	$46.59	$49.22
December 31, 2004	$52.33	$45.33	$47.28
March 31, 2005	$48.12	$42.05	$42.98
June 30, 2005	$44.67	$40.25	$41.21
September 30, 2005	$43.99	$36.38	$36.73
December 30, 2005	$42.50	$35.04	$37.72
March 31, 2006	$41.43	$36.30	$39.36
June 30, 2006	$41.02	$35.86	$36.95
September 29, 2006	$40.18	$35.95	$38.08
December 29, 2006	$41.56	$37.75	$40.93
March 30, 2007	$41.41	$37.93	$38.69
June 29, 2007	$43.32	$37.88	$39.77
September 28, 2007	$41.17	$33.60	$33.88
December 31, 2007	$35.33	$24.82	$25.13
March 31, 2008	$28.58	$20.25	$20.92
June 30, 2008	$23.75	$8.96	$10.18
September 30, 2008	$21.00	$7.96	$11.90
December 31, 2008	$14.75	$6.33	$8.26
March 31, 2009	$8.65	$1.01	$2.92
June 30, 2009	$9.15	$2.50	$7.10
September 30, 2009	$11.20	$6.34	$10.13
December 31, 2009	$10.90	$8.76	$9.75
March 31, 2010	$14.04	$9.82	$13.59
April 27, 2010*	$15.95	$13.47	$14.04

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: FITB

Initial price: $14.04

Protection level: 80.00%

Protection price: $11.23

Physical delivery amount: 71 ($1,000/Initial price)

Fractional shares: 0.225071

Coupon: 9.00% per annum

Maturity: April 29, 2011

Dividend yield: 0.28% per annum

Coupon amount per monthly: $7.50

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.00%		100.28%
+ 90%	9.00%		90.28%
+ 80%	9.00%		80.28%
+ 70%	9.00%		70.28%
+ 60%	9.00%		60.28%
+ 50%	9.00%		50.28%
+ 40%	9.00%		40.28%
+ 30%	9.00%		30.28%
+ 20%	9.00%		20.28%
+ 10%	9.00%		10.28%
+ 5%	9.00%		5.28%

0%	9.00%		0.28%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.00%	4.00%	-4.72%
- 10%	9.00%	-1.00%	-9.72%
- 20%	9.00%	-11.00%	-19.72%
- 30%	N/A	-21.00%	-29.72%
- 40%	N/A	-31.00%	-39.72%
- 50%	N/A	-41.00%	-49.72%
- 60%	N/A	-51.00%	-59.72%
- 70%	N/A	-61.00%	-69.72%
- 80%	N/A	-71.00%	-79.72%
- 90%	N/A	-81.00%	-89.72%
- 100%	N/A	-91.00%	-99.72%

Guess?, Inc.

According to publicly available information, Guess?, Inc. (the “Company”) designs, markets, distributes and licenses its lifestyle collections of contemporary apparel and accessories for men, women and children that reflect the American lifestyle and European fashion sensibilities.

As of January 30, 2010, approximately 46% of the Company’s revenue was generated from retail operations, 37% from wholesale operations.

The linked share’s SEC file number is 001-11893.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$9.79	$6.80	$8.05
September 30, 2004	$9.17	$6.90	$8.91
December 31, 2004	$9.17	$5.80	$6.28
March 31, 2005	$8.01	$5.96	$6.85
June 30, 2005	$8.92	$6.26	$8.29
September 30, 2005	$12.82	$8.24	$10.72
December 30, 2005	$18.61	$10.35	$17.80
March 31, 2006	$23.63	$16.98	$19.56
June 30, 2006	$23.50	$19.12	$20.88
September 29, 2006	$25.45	$19.51	$24.27
December 29, 2006	$32.88	$23.81	$31.72
March 30, 2007	$43.37	$31.83	$40.49
June 29, 2007	$51.15	$37.27	$48.04
September 28, 2007	$54.10	$43.89	$49.03
December 31, 2007	$57.20	$37.59	$37.89
March 31, 2008	$45.20	$30.22	$40.47
June 30, 2008	$45.15	$35.91	$37.45
September 30, 2008	$43.00	$29.66	$34.79
December 31, 2008	$35.00	$10.26	$15.35
March 31, 2009	$21.72	$12.90	$21.08
June 30, 2009	$29.39	$20.06	$25.78
September 30, 2009	$37.68	$22.91	$37.04
December 31, 2009	$45.00	$34.89	$42.30
March 31, 2010	$48.50	$37.55	$46.98
April 27, 2010*	$51.25	$45.30	$48.67

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: GES

Initial price: $48.67

Protection level: 80.00%

Protection price: $38.94

Physical delivery amount: 20 ($1,000/Initial price)

Fractional shares: 0.546538

Coupon: 8.50% per annum

Maturity: April 29, 2011

Dividend yield: 1.06% per annum

Coupon amount per monthly: $7.08

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.50%		101.06%
+ 90%	8.50%		91.06%
+ 80%	8.50%		81.06%
+ 70%	8.50%		71.06%
+ 60%	8.50%		61.06%
+ 50%	8.50%		51.06%
+ 40%	8.50%		41.06%
+ 30%	8.50%		31.06%
+ 20%	8.50%		21.06%
+ 10%	8.50%		11.06%
+ 5%	8.50%		6.06%

0%	8.50%		1.06%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.50%	3.50%	-3.94%
- 10%	8.50%	-1.50%	-8.94%
- 20%	8.50%	-11.50%	-18.94%
- 30%	N/A	-21.50%	-28.94%
- 40%	N/A	-31.50%	-38.94%
- 50%	N/A	-41.50%	-48.94%
- 60%	N/A	-51.50%	-58.94%
- 70%	N/A	-61.50%	-68.94%
- 80%	N/A	-71.50%	-78.94%
- 90%	N/A	-81.50%	-88.94%
- 100%	N/A	-91.50%	-98.94%

Goldcorp Inc.

According to publicly available information, Goldcorp Inc. (the “Company”) is engaged in the acquisition, exploration, development and operation of precious metal properties in Canada, the United States, Mexico and Central and South America. The principal products and sources of cash flow for the Company are derived from the sale of gold, silver and copper. As a result of the Wheaton Merger, in addition to gold, the Company also produces silver and copper. As a result of the Glamis Acquisition, the Company is expected to be a future producer of lead and zinc from the Peñasquito Project. There is a worldwide gold, silver, copper, lead and zinc market into which the Company can sell and, as a result, the Company will not be dependent on a particular purchaser with regard to the sale of the gold, silver, copper, lead and zinc which it produces. The Company is a corporation governed by the Business Corporations Act (Ontario).

The linked share’s SEC file number is 001-12970.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$15.05	$10.18	$11.67
September 30, 2004	$13.94	$10.93	$13.86
December 31, 2004	$15.79	$13.02	$15.04
March 31, 2005	$15.51	$12.90	$14.21
June 30, 2005	$16.09	$12.04	$15.78
September 30, 2005	$21.06	$15.01	$20.04
December 30, 2005	$22.78	$17.49	$22.28
March 31, 2006	$30.24	$23.06	$29.25
June 30, 2006	$41.66	$24.07	$30.22
September 29, 2006	$31.59	$21.64	$23.60
December 29, 2006	$31.47	$20.35	$28.44
March 30, 2007	$29.20	$23.01	$24.02
June 29, 2007	$26.93	$22.36	$23.69
September 28, 2007	$30.99	$21.00	$30.56
December 31, 2007	$37.70	$29.25	$33.93
March 31, 2008	$46.30	$31.86	$38.75
June 30, 2008	$47.75	$33.83	$46.17
September 30, 2008	$52.60	$24.73	$31.63
December 31, 2008	$33.84	$13.99	$31.53
March 31, 2009	$35.47	$23.03	$33.32
June 30, 2009	$40.75	$26.72	$34.75
September 30, 2009	$43.32	$31.84	$40.37
December 31, 2009	$46.23	$35.47	$39.34
March 31, 2010	$43.55	$32.85	$37.22
April 27, 2010*	$41.41	$37.71	$41.01

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: GG

Initial price: $41.01

Protection level: 80.00%

Protection price: $32.81

Physical delivery amount: 24 ($1,000/Initial price)

Fractional shares: 0.384297

Coupon: 8.25% per annum

Maturity: April 29, 2011

Dividend yield: 0.42% per annum

Coupon amount per monthly: $6.88

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.25%		100.42%
+ 90%	8.25%		90.42%
+ 80%	8.25%		80.42%
+ 70%	8.25%		70.42%
+ 60%	8.25%		60.42%
+ 50%	8.25%		50.42%
+ 40%	8.25%		40.42%
+ 30%	8.25%		30.42%
+ 20%	8.25%		20.42%
+ 10%	8.25%		10.42%
+ 5%	8.25%		5.42%

0%	8.25%		0.42%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.25%	3.25%	-4.58%
- 10%	8.25%	-1.75%	-9.58%
- 20%	8.25%	-11.75%	-19.58%
- 30%	N/A	-21.75%	-29.58%
- 40%	N/A	-31.75%	-39.58%
- 50%	N/A	-41.75%	-49.58%
- 60%	N/A	-51.75%	-59.58%
- 70%	N/A	-61.75%	-69.58%
- 80%	N/A	-71.75%	-79.58%
- 90%	N/A	-81.75%	-89.58%
- 100%	N/A	-91.75%	-99.58%

GameStop Corp.

According to publicly available information, GameStop Corp. (the “Company”) is a retailer of video game products and PC entertainment software. The Company sells new and used video game hardware, video game software and accessories, PC entertainment software, related accessories, and other merchandise.

As of January 30, 2010, the Company operated 6,450 stores in the United States, Australia, Canada and Europe.

The linked share’s SEC file number is 001-32637.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$9.37	$7.24	$7.61
September 30, 2004	$9.38	$7.19	$9.26
December 31, 2004	$11.76	$9.10	$11.18
March 31, 2005	$11.81	$9.27	$11.08
June 30, 2005	$17.13	$10.37	$16.36
September 30, 2005	$19.18	$14.30	$15.74
December 30, 2005	$19.09	$15.00	$15.91
March 31, 2006	$23.97	$15.58	$23.57
June 30, 2006	$24.84	$18.06	$21.00
September 29, 2006	$24.75	$18.08	$23.14
December 29, 2006	$29.21	$22.82	$27.56
March 30, 2007	$32.98	$25.30	$32.57
June 29, 2007	$41.17	$32.31	$39.10
September 28, 2007	$59.21	$37.40	$56.35
December 31, 2007	$63.50	$47.61	$62.11
March 31, 2008	$62.26	$40.80	$51.71
June 30, 2008	$59.13	$40.27	$40.40
September 30, 2008	$47.69	$32.80	$34.21
December 31, 2008	$38.42	$16.91	$21.66
March 31, 2009	$29.08	$21.04	$28.02
June 30, 2009	$32.79	$20.45	$22.01
September 30, 2009	$27.32	$20.03	$26.47
December 31, 2009	$28.61	$20.70	$21.94
March 31, 2010	$24.10	$17.12	$21.91
April 27, 2010*	$25.75	$22.01	$24.54

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: GME

Initial price: $24.54

Protection level: 80.00%

Protection price: $19.63

Physical delivery amount: 40 ($1,000/Initial price)

Fractional shares: 0.749796

Coupon: 9.00% per annum

Maturity: April 29, 2011

Dividend yield: 0.00% per annum

Coupon amount per monthly: $7.50

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.00%		100.00%
+ 90%	9.00%		90.00%
+ 80%	9.00%		80.00%
+ 70%	9.00%		70.00%
+ 60%	9.00%		60.00%
+ 50%	9.00%		50.00%
+ 40%	9.00%		40.00%
+ 30%	9.00%		30.00%
+ 20%	9.00%		20.00%
+ 10%	9.00%		10.00%
+ 5%	9.00%		5.00%

0%	9.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.00%	4.00%	-5.00%
- 10%	9.00%	-1.00%	-10.00%
- 20%	9.00%	-11.00%	-20.00%
- 30%	N/A	-21.00%	-30.00%
- 40%	N/A	-31.00%	-40.00%
- 50%	N/A	-41.00%	-50.00%
- 60%	N/A	-51.00%	-60.00%
- 70%	N/A	-61.00%	-70.00%
- 80%	N/A	-71.00%	-80.00%
- 90%	N/A	-81.00%	-90.00%
- 100%	N/A	-91.00%	-100.00%

Garmin Ltd.

According to publicly available information, Garmin Ltd. (the “Company”) is a leading, worldwide provider of navigation, communications and information devices, most of which are enabled by Global Positioning System (“GPS”) technology. The Company designs, develops, manufactures and markets a diverse family of hand-held, portable and fixed-mount GPS-enabled products and other navigation, communications and information products for the automotive/mobile, outdoor/fitness, marine, and general aviation markets.

Since the inception of its business, the Company has delivered over 48 million products, which includes the delivery of 16.9 million products as of December 31, 2009. The Company’s target markets are currently broken down into four main segments—automotive/mobile, outdoor/fitness, marine and aviation.

The linked share’s SEC file number is: 0-31983.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$22.00	$14.04	$18.52
September 30, 2004	$21.96	$15.76	$21.63
December 31, 2004	$31.04	$21.55	$30.42
March 31, 2005	$30.72	$21.77	$23.16
June 30, 2005	$23.63	$19.53	$21.38
September 30, 2005	$34.04	$21.50	$33.92
December 30, 2005	$35.34	$27.00	$33.18
March 31, 2006	$42.39	$29.75	$39.72
June 30, 2006	$54.75	$39.97	$52.72
September 29, 2006	$54.10	$41.20	$48.78
December 29, 2006	$56.89	$44.53	$55.66
March 30, 2007	$59.30	$48.46	$54.15
June 29, 2007	$75.23	$52.18	$73.97
September 28, 2007	$122.76	$73.58	$119.40
December 31, 2007	$125.68	$80.94	$97.00
March 31, 2008	$95.58	$52.76	$54.01
June 30, 2008	$56.94	$39.75	$42.84
September 30, 2008	$49.89	$30.73	$33.94
December 31, 2008	$33.88	$14.40	$19.17
March 31, 2009	$23.48	$15.02	$21.21
June 30, 2009	$26.29	$19.48	$23.82
September 30, 2009	$38.18	$22.20	$37.74
December 31, 2009	$39.64	$26.60	$30.70
March 31, 2010	$40.47	$30.85	$38.48
April 27, 2010*	$39.27	$35.61	$38.15

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: GRMN

Initial price: $38.15

Protection level: 80.00%

Protection price: $30.52

Physical delivery amount: 26 ($1,000/Initial price)

Fractional shares: 0.212320

Coupon: 9.00% per annum

Maturity: April 29, 2011

Dividend yield: 5.93% per annum

Coupon amount per monthly: $7.50

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.00%		105.93%
+ 90%	9.00%		95.93%
+ 80%	9.00%		85.93%
+ 70%	9.00%		75.93%
+ 60%	9.00%		65.93%
+ 50%	9.00%		55.93%
+ 40%	9.00%		45.93%
+ 30%	9.00%		35.93%
+ 20%	9.00%		25.93%
+ 10%	9.00%		15.93%
+ 5%	9.00%		10.93%

0%	9.00%		5.93%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.00%	4.00%	0.93%
- 10%	9.00%	-1.00%	-4.07%
- 20%	9.00%	-11.00%	-14.07%
- 30%	N/A	-21.00%	-24.07%
- 40%	N/A	-31.00%	-34.07%
- 50%	N/A	-41.00%	-44.07%
- 60%	N/A	-51.00%	-54.07%
- 70%	N/A	-61.00%	-64.07%
- 80%	N/A	-71.00%	-74.07%
- 90%	N/A	-81.00%	-84.07%
- 100%	N/A	-91.00%	-94.07%

The Hartford Financial Services Group, Inc.

According to publicly available information, The Hartford Financial Services Group, Inc. (the “Company”) is a diversified insurance and financial services company. The Company, headquartered in Connecticut, is a provider of investment products, individual life, group life and group disability insurance products, and property and casualty insurance products in the United States. Hartford Fire Insurance Company, founded in 1810, is the oldest of the Company’s subsidiaries. The Company writes insurance in the United States and internationally. At December 31, 2009, total assets and total stockholders’ equity of the Company were $307.7 billion and $17.9 billion, respectively.

The linked share’s SEC file number is 001-13958.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$69.12	$61.06	$68.74
September 30, 2004	$69.05	$58.08	$61.93
December 31, 2004	$69.57	$52.73	$69.31
March 31, 2005	$74.07	$65.98	$68.56
June 30, 2005	$77.52	$65.35	$74.78
September 30, 2005	$82.50	$71.53	$77.17
December 30, 2005	$89.49	$72.57	$85.89
March 31, 2006	$89.12	$79.24	$80.55
June 30, 2006	$93.95	$80.14	$84.60
September 29, 2006	$88.51	$79.55	$86.75
December 29, 2006	$93.75	$83.78	$93.31
March 30, 2007	$97.95	$90.30	$95.58
June 29, 2007	$106.23	$94.89	$98.51
September 28, 2007	$100.54	$83.00	$92.55
December 31, 2007	$99.14	$86.37	$87.19
March 31, 2008	$87.88	$63.98	$75.77
June 30, 2008	$79.88	$64.41	$64.57
September 30, 2008	$68.35	$31.50	$40.99
December 31, 2008	$39.74	$4.16	$16.42
March 31, 2009	$19.91	$3.33	$7.85
June 30, 2009	$18.16	$7.16	$11.87
September 30, 2009	$29.00	$10.00	$26.50
December 31, 2009	$29.59	$22.89	$23.26
March 31, 2010	$29.12	$21.60	$28.42
April 27, 2010*	$30.45	$26.63	$28.45

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: HIG

Initial price: $28.45

Protection level: 80.00%

Protection price: $22.76

Physical delivery amount: 35 ($1,000/Initial price)

Fractional shares: 0.149385

Coupon: 9.00% per annum

Maturity: April 29, 2011

Dividend yield: 0.69% per annum

Coupon amount per monthly: $7.50

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.00%		100.69%
+ 90%	9.00%		90.69%
+ 80%	9.00%		80.69%
+ 70%	9.00%		70.69%
+ 60%	9.00%		60.69%
+ 50%	9.00%		50.69%
+ 40%	9.00%		40.69%
+ 30%	9.00%		30.69%
+ 20%	9.00%		20.69%
+ 10%	9.00%		10.69%
+ 5%	9.00%		5.69%

0%	9.00%		0.69%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.00%	4.00%	-4.31%
- 10%	9.00%	-1.00%	-9.31%
- 20%	9.00%	-11.00%	-19.31%
- 30%	N/A	-21.00%	-29.31%
- 40%	N/A	-31.00%	-39.31%
- 50%	N/A	-41.00%	-49.31%
- 60%	N/A	-51.00%	-59.31%
- 70%	N/A	-61.00%	-69.31%
- 80%	N/A	-71.00%	-79.31%
- 90%	N/A	-81.00%	-89.31%
- 100%	N/A	-91.00%	-99.31%

Starwood Hotels & Resorts Worldwide, Inc.

According to publicly available information, Starwood Hotels & Resorts Worldwide, Inc., (the “Company”) is one of the world’s largest hotel and leisure companies that conducts its hotel and leisure business both directly and through its subsidiaries. The Company’s brand names include the following: St. Regis Hotels & Resorts; The Luxury Collection; W Hotels; Westin Hotels & Resorts; Le Méridien; Sheraton Hotels & Resorts; Four Points by Sheraton; Aloft; and Element.

Through its various brands the Company is well represented in most major markets around the world. The Company’s operations are grouped into two business segments, hotels and vacation ownership and residential operations. The Company’s revenue and earnings derived primarily from hotel operations, which include management and other fees earned from hotels the Company manages pursuant to management contracts, the receipt of franchise and other fees and the operation of its owned hotels.

The Company’s principal executive offices are located at 1111 Westchester Avenue, White Plains, New York 10604, and the telephone number is (914) 640-8100.

The linked share’s SEC file number is: 1-7959.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$36.39	$30.83	$36.24
September 30, 2004	$37.69	$32.37	$37.51
December 31, 2004	$48.08	$37.33	$47.19
March 31, 2005	$49.65	$44.44	$48.50
June 30, 2005	$49.31	$41.61	$47.32
September 30, 2005	$52.00	$43.82	$46.19
December 30, 2005	$52.70	$44.51	$51.60
March 31, 2006	$55.35	$47.66	$54.73
June 30, 2006	$63.64	$52.41	$60.34
September 29, 2006	$61.85	$49.68	$57.19
December 29, 2006	$67.95	$56.23	$62.50
March 30, 2007	$69.65	$59.64	$64.85
June 29, 2007	$74.35	$65.98	$67.07
September 28, 2007	$75.45	$52.63	$60.75
December 31, 2007	$62.83	$42.78	$44.03
March 31, 2008	$55.99	$37.40	$51.75
June 30, 2008	$55.34	$39.11	$40.07
September 30, 2008	$43.25	$25.95	$28.14
December 31, 2008	$28.55	$10.98	$17.90
March 31, 2009	$23.78	$9.11	$12.70
June 30, 2009	$26.68	$12.26	$22.20
September 30, 2009	$34.78	$18.49	$33.03
December 31, 2009	$37.55	$27.67	$36.57
March 31, 2010	$47.52	$33.15	$46.64
April 27, 2010*	$55.00	$46.94	$52.76

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: HOT

Initial price: $52.76

Protection level: 80.00%

Protection price: $42.21

Physical delivery amount: 18 ($1,000/Initial price)

Fractional shares: 0.953753

Coupon: 8.00% per annum

Maturity: April 29, 2011

Dividend yield: 0.38% per annum

Coupon amount per monthly: $6.67

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.00%		100.38%
+ 90%	8.00%		90.38%
+ 80%	8.00%		80.38%
+ 70%	8.00%		70.38%
+ 60%	8.00%		60.38%
+ 50%	8.00%		50.38%
+ 40%	8.00%		40.38%
+ 30%	8.00%		30.38%
+ 20%	8.00%		20.38%
+ 10%	8.00%		10.38%
+ 5%	8.00%		5.38%

0%	8.00%		0.38%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.00%	3.00%	-4.62%
- 10%	8.00%	-2.00%	-9.62%
- 20%	8.00%	-12.00%	-19.62%
- 30%	N/A	-22.00%	-29.62%
- 40%	N/A	-32.00%	-39.62%
- 50%	N/A	-42.00%	-49.62%
- 60%	N/A	-52.00%	-59.62%
- 70%	N/A	-62.00%	-69.62%
- 80%	N/A	-72.00%	-79.62%
- 90%	N/A	-82.00%	-89.62%
- 100%	N/A	-92.00%	-99.62%

International Paper Co.

According to publicly available information, International Paper Co. (the “Company”) is a global paper and packaging company that is complemented by an extensive North American merchant distribution system, with primary markets and manufacturing operations in North America, Europe, Latin America, Russia, Asia and North Africa.

The Company is a New York corporation, incorporated in 1941 as the successor to the New York corporation of the same name organized in 1898. The Company’s home page on the Internet is www.internationalpaper.com.

The linked share’s SEC file number is 001-03157.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$44.81	$37.91	$44.70
September 30, 2004	$44.65	$38.24	$40.41
December 31, 2004	$42.52	$37.16	$42.00
March 31, 2005	$42.48	$35.67	$36.79
June 30, 2005	$37.91	$30.16	$30.21
September 30, 2005	$34.95	$29.45	$29.80
December 30, 2005	$34.90	$26.97	$33.61
March 31, 2006	$36.39	$32.10	$34.57
June 30, 2006	$37.98	$30.69	$32.30
September 29, 2006	$36.00	$31.52	$34.63
December 29, 2006	$35.63	$31.85	$34.10
March 30, 2007	$38.00	$32.75	$36.40
June 29, 2007	$39.94	$36.34	$39.05
September 28, 2007	$41.57	$31.06	$35.87
December 31, 2007	$37.30	$31.43	$32.38
March 31, 2008	$33.77	$26.59	$27.20
June 30, 2008	$29.37	$23.15	$23.30
September 30, 2008	$31.07	$21.66	$26.18
December 31, 2008	$26.64	$10.20	$11.80
March 31, 2009	$12.74	$3.93	$7.04
June 30, 2009	$15.96	$6.82	$15.13
September 30, 2009	$25.30	$13.82	$22.23
December 31, 2009	$27.78	$20.62	$26.78
March 31, 2010	$28.61	$21.66	$24.61
April 27, 2010*	$29.25	$24.90	$27.05

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: IP

Initial price: $27.05

Protection level: 80.00%

Protection price: $21.64

Physical delivery amount: 36 ($1,000/Initial price)

Fractional shares: 0.968577

Coupon: 8.25% per annum

Maturity: April 29, 2011

Dividend yield: 0.37% per annum

Coupon amount per monthly: $6.88

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.25%		100.37%
+ 90%	8.25%		90.37%
+ 80%	8.25%		80.37%
+ 70%	8.25%		70.37%
+ 60%	8.25%		60.37%
+ 50%	8.25%		50.37%
+ 40%	8.25%		40.37%
+ 30%	8.25%		30.37%
+ 20%	8.25%		20.37%
+ 10%	8.25%		10.37%
+ 5%	8.25%		5.37%

0%	8.25%		0.37%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.25%	3.25%	-4.63%
- 10%	8.25%	-1.75%	-9.63%
- 20%	8.25%	-11.75%	-19.63%
- 30%	N/A	-21.75%	-29.63%
- 40%	N/A	-31.75%	-39.63%
- 50%	N/A	-41.75%	-49.63%
- 60%	N/A	-51.75%	-59.63%
- 70%	N/A	-61.75%	-69.63%
- 80%	N/A	-71.75%	-79.63%
- 90%	N/A	-81.75%	-89.63%
- 100%	N/A	-91.75%	-99.63%

Intuitive Surgical, Inc.

According to publicly available information, Intuitive Surgical, Inc. (the “Company”) was a Delaware corporation founded in 1995. The Company designs, manufactures and markets da Vinci surgical systems. As of December 31, 2008, the Company had an installed base of 1,111 da Vinci Surgical Systems. During the year ended December 31, 2009, the Company’s technology was utilized in 205,000 successful surgical procedures of various types in major hospitals throughout North America, South America, Europe, the Middle East, Australia and Asia.

The linked share’s SEC file number is 000-30713.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$19.10	$15.08	$19.00
September 30, 2004	$28.25	$17.61	$24.75
December 31, 2004	$40.60	$21.12	$40.02
March 31, 2005	$49.43	$35.71	$45.47
June 30, 2005	$53.10	$40.15	$46.64
September 30, 2005	$79.42	$46.41	$73.29
December 30, 2005	$124.79	$63.80	$117.27
March 31, 2006	$139.50	$85.63	$118.00
June 30, 2006	$132.00	$97.08	$117.97
September 29, 2006	$123.88	$90.40	$105.45
December 29, 2006	$114.11	$93.92	$95.90
March 30, 2007	$125.00	$86.27	$121.57
June 29, 2007	$146.18	$120.57	$138.77
September 28, 2007	$235.40	$138.67	$230.00
December 31, 2007	$359.57	$229.71	$324.50
March 31, 2008	$334.86	$227.26	$324.35
June 30, 2008	$357.98	$263.50	$269.40
September 30, 2008	$333.25	$226.21	$240.98
December 31, 2008	$245.97	$110.36	$126.99
March 31, 2009	$132.70	$84.86	$95.36
June 30, 2009	$170.55	$91.52	$163.66
September 30, 2009	$265.47	$141.25	$262.25
December 31, 2009	$309.01	$241.27	$303.32
March 31, 2010	$367.00	$301.34	$348.13
April 27, 2010*	$393.92	$330.93	$357.80

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: ISRG

Initial price: $357.80

Protection level: 80.00%

Protection price: $286.24

Physical delivery amount: 2 ($1,000/Initial price)

Fractional shares: 0.794857

Coupon: 8.00% per annum

Maturity: April 29, 2011

Dividend yield: 0.00% per annum

Coupon amount per monthly: $6.67

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.00%		100.00%
+ 90%	8.00%		90.00%
+ 80%	8.00%		80.00%
+ 70%	8.00%		70.00%
+ 60%	8.00%		60.00%
+ 50%	8.00%		50.00%
+ 40%	8.00%		40.00%
+ 30%	8.00%		30.00%
+ 20%	8.00%		20.00%
+ 10%	8.00%		10.00%
+ 5%	8.00%		5.00%

0%	8.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.00%	3.00%	-5.00%
- 10%	8.00%	-2.00%	-10.00%
- 20%	8.00%	-12.00%	-20.00%
- 30%	N/A	-22.00%	-30.00%
- 40%	N/A	-32.00%	-40.00%
- 50%	N/A	-42.00%	-50.00%
- 60%	N/A	-52.00%	-60.00%
- 70%	N/A	-62.00%	-70.00%
- 80%	N/A	-72.00%	-80.00%
- 90%	N/A	-82.00%	-90.00%
- 100%	N/A	-92.00%	-100.00%

Lincoln National Corp.

According to publicly available information, Lincoln National Corp. (the “Company”) is a holding company, which operates multiple insurance and investment management businesses through subsidiary companies. Through the Company’s business segments, they sell a wide range of wealth protection, accumulation and retirement income products and solutions. The Company was organized under the laws of the state of Indiana in 1968. The Company currently maintains its principal executive offices in Radnor, Pennsylvania, which were previously located in Philadelphia, Pennsylvania. As of December 31, 2009, the Company had consolidated assets of $177.4 billion and consolidated stockholders’ equity of $11.7 billion.

The linked share’s SEC file number is 01-06028.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$50.38	$43.26	$47.25
September 30, 2004	$47.50	$41.90	$47.00
December 31, 2004	$48.70	$40.79	$46.68
March 31, 2005	$49.42	$44.36	$45.14
June 30, 2005	$47.77	$41.59	$46.92
September 30, 2005	$52.42	$46.59	$52.02
December 30, 2005	$54.40	$46.94	$53.03
March 31, 2006	$57.96	$52.00	$54.59
June 30, 2006	$60.51	$54.30	$56.44
September 29, 2006	$63.47	$53.94	$62.08
December 29, 2006	$66.72	$61.74	$66.40
March 30, 2007	$71.18	$64.29	$67.79
June 29, 2007	$74.72	$66.90	$70.95
September 28, 2007	$72.27	$54.42	$65.97
December 31, 2007	$69.68	$55.86	$58.22
March 31, 2008	$58.11	$45.64	$52.00
June 30, 2008	$56.78	$45.18	$45.32
September 30, 2008	$59.20	$39.99	$42.81
December 31, 2008	$43.20	$4.76	$18.84
March 31, 2009	$25.57	$4.90	$6.69
June 30, 2009	$19.99	$5.53	$17.21
September 30, 2009	$27.82	$14.35	$25.91
December 31, 2009	$28.09	$21.99	$24.88
March 31, 2010	$30.74	$22.52	$30.70
April 27, 2010*	$33.55	$30.46	$30.65

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: LNC

Initial price: $30.65

Protection level: 80.00%

Protection price: $24.52

Physical delivery amount: 32 ($1,000/Initial price)

Fractional shares: 0.626427

Coupon: 9.00% per annum

Maturity: April 29, 2011

Dividend yield: 0.13% per annum

Coupon amount per monthly: $7.50

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.00%		100.13%
+ 90%	9.00%		90.13%
+ 80%	9.00%		80.13%
+ 70%	9.00%		70.13%
+ 60%	9.00%		60.13%
+ 50%	9.00%		50.13%
+ 40%	9.00%		40.13%
+ 30%	9.00%		30.13%
+ 20%	9.00%		20.13%
+ 10%	9.00%		10.13%
+ 5%	9.00%		5.13%

0%	9.00%		0.13%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.00%	4.00%	-4.87%
- 10%	9.00%	-1.00%	-9.87%
- 20%	9.00%	-11.00%	-19.87%
- 30%	N/A	-21.00%	-29.87%
- 40%	N/A	-31.00%	-39.87%
- 50%	N/A	-41.00%	-49.87%
- 60%	N/A	-51.00%	-59.87%
- 70%	N/A	-61.00%	-69.87%
- 80%	N/A	-71.00%	-79.87%
- 90%	N/A	-81.00%	-89.87%
- 100%	N/A	-91.00%	-99.87%

Limited Brands, Inc.

According to publicly available information, Limited Brands, Inc. (the “Company”) operates in the highly competitive specialty retail business. The Company’s stores are located primarily in the United States but it also has international operations. The Company sells women’s intimate apparel, personal care and beauty products, women’s and men’s apparel and accessories. The Company sells merchandise at its retail stores, which are primarily mall-based, and through e-commerce and catalogue direct response channels. As of December 31, 2009, the Company conducted its business in three primary segments: Victoria’s Secret and Bath & Body Works.

The Victoria’s Secret segment sells women’s intimate and other apparel, personal care and beauty products and accessories marketed under the Victoria’s Secret and La Senza brand names. Victoria’s Secret merchandise is sold through retail stores and direct response channels (e-commerce and catalogue). In January 2007, the Company completed its acquisition of La Senza Corporation (“La Senza”) for $600 million. La Senza is a Canadian specialty retailer offering lingerie and sleepwear as well as apparel for girls in the
7-14 year age group. The Victoria’s Secret segment had net sales of $5.607 billion in 2008 and operated 1,043 stores in the United States and 322 stores in Canada.

The Bath & Body Works segment sells personal care, beauty and home fragrance products marketed under the Bath & Body Works, C.O. Bigelow and White Barn Candle Company brand names in addition to third-party brands. Bath & Body Works merchandise is sold at retail stores, through its e-commerce site, www.bathandbodyworks.com, and catalogue. Bath & Body Works, which also operates C.O. Bigelow and the White Barn Candle Company stores, had net sales of $2.374 billion in 2008 and operated 1,638 stores nationwide.

The linked share’s SEC file number is: 001-8344.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$21.65	$18.34	$18.70
September 30, 2004	$22.34	$18.55	$22.29
December 31, 2004	$27.89	$21.41	$23.02
March 31, 2005	$25.26	$22.03	$24.30
June 30, 2005	$24.97	$19.60	$21.42
September 30, 2005	$25.50	$18.96	$20.43
December 30, 2005	$23.41	$18.81	$22.35
March 31, 2006	$24.90	$21.62	$24.46
June 30, 2006	$28.48	$23.99	$25.59
September 29, 2006	$27.86	$23.54	$26.49
December 29, 2006	$32.60	$26.33	$28.94
March 30, 2007	$30.03	$24.87	$26.06
June 29, 2007	$29.58	$25.29	$27.45
September 28, 2007	$29.05	$20.77	$22.89
December 31, 2007	$23.13	$16.54	$18.93
March 31, 2008	$19.39	$14.42	$17.10
June 30, 2008	$19.73	$16.41	$16.85
September 30, 2008	$22.16	$14.46	$17.32
December 31, 2008	$17.43	$7.05	$10.04
March 31, 2009	$11.20	$5.98	$8.70
June 30, 2009	$13.72	$8.35	$11.97
September 30, 2009	$17.73	$10.30	$16.99
December 31, 2009	$20.07	$16.08	$19.24
March 31, 2010	$26.37	$18.35	$24.62
April 27, 2010*	$28.78	$24.66	$27.75

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: LTD

Initial price: $27.75

Protection level: 80.00%

Protection price: $22.20

Physical delivery amount: 36 ($1,000/Initial price)

Fractional shares: 0.036036

Coupon: 8.00% per annum

Maturity: April 29, 2011

Dividend yield: 5.82% per annum

Coupon amount per monthly: $6.67

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.00%		105.82%
+ 90%	8.00%		95.82%
+ 80%	8.00%		85.82%
+ 70%	8.00%		75.82%
+ 60%	8.00%		65.82%
+ 50%	8.00%		55.82%
+ 40%	8.00%		45.82%
+ 30%	8.00%		35.82%
+ 20%	8.00%		25.82%
+ 10%	8.00%		15.82%
+ 5%	8.00%		10.82%

0%	8.00%		5.82%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.00%	3.00%	0.82%
- 10%	8.00%	-2.00%	-4.18%
- 20%	8.00%	-12.00%	-14.18%
- 30%	N/A	-22.00%	-24.18%
- 40%	N/A	-32.00%	-34.18%
- 50%	N/A	-42.00%	-44.18%
- 60%	N/A	-52.00%	-54.18%
- 70%	N/A	-62.00%	-64.18%
- 80%	N/A	-72.00%	-74.18%
- 90%	N/A	-82.00%	-84.18%
- 100%	N/A	-92.00%	-94.18%

Macy’s, Inc.

According to publicly available information, Macy’s, Inc. (“the Company”) is a Delaware corporation that has been operating department stores since 1820. The Company’s executive offices are located in Cincinnati, Ohio and New York, New York.

As of January 31, 2009, the Company’s continuing operations had approximately 167,000 regular full-time and part-time employees.

The linked share’s SEC file number is 001-13536.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$27.53	$22.37	$24.55
September 30, 2004	$24.75	$21.40	$22.72
December 31, 2004	$29.08	$22.20	$28.90
March 31, 2005	$32.25	$27.10	$31.82
June 30, 2005	$37.75	$28.30	$36.64
September 30, 2005	$39.03	$31.35	$33.44
December 30, 2005	$34.99	$28.85	$33.17
March 31, 2006	$37.45	$32.43	$36.50
June 30, 2006	$39.69	$33.46	$36.60
September 29, 2006	$43.82	$32.57	$43.21
December 29, 2006	$45.01	$37.39	$38.13
March 30, 2007	$46.70	$36.56	$45.05
June 29, 2007	$46.52	$38.07	$39.78
September 28, 2007	$45.50	$28.51	$32.32
December 31, 2007	$35.76	$24.70	$25.87
March 31, 2008	$28.32	$20.94	$23.06
June 30, 2008	$27.08	$18.95	$19.42
September 30, 2008	$22.96	$14.34	$17.98
December 31, 2008	$17.81	$5.07	$10.35
March 31, 2009	$11.93	$6.27	$8.90
June 30, 2009	$15.29	$8.50	$11.76
September 30, 2009	$19.16	$10.27	$18.29
December 31, 2009	$20.84	$15.49	$16.76
March 31, 2010	$22.27	$15.35	$21.77
April 27, 2010*	$25.25	$21.94	$23.91

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: M

Initial price: $23.91

Protection level: 80.00%

Protection price: $19.13

Physical delivery amount: 41 ($1,000/Initial price)

Fractional shares: 0.823505

Coupon: 9.00% per annum

Maturity: April 29, 2011

Dividend yield: 0.84% per annum

Coupon amount per monthly: $7.50

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.00%		100.84%
+ 90%	9.00%		90.84%
+ 80%	9.00%		80.84%
+ 70%	9.00%		70.84%
+ 60%	9.00%		60.84%
+ 50%	9.00%		50.84%
+ 40%	9.00%		40.84%
+ 30%	9.00%		30.84%
+ 20%	9.00%		20.84%
+ 10%	9.00%		10.84%
+ 5%	9.00%		5.84%

0%	9.00%		0.84%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.00%	4.00%	-4.16%
- 10%	9.00%	-1.00%	-9.16%
- 20%	9.00%	-11.00%	-19.16%
- 30%	N/A	-21.00%	-29.16%
- 40%	N/A	-31.00%	-39.16%
- 50%	N/A	-41.00%	-49.16%
- 60%	N/A	-51.00%	-59.16%
- 70%	N/A	-61.00%	-69.16%
- 80%	N/A	-71.00%	-79.16%
- 90%	N/A	-81.00%	-89.16%
- 100%	N/A	-91.00%	-99.16%

The Mosaic Company

According to publicly available information, The Mosaic Company (the “Company”) is a producer and marketer of concentrated phosphate and potash crop nutrients for the global agriculture industry. The Company is a single source supplier of phosphate-, potash- and nitrogen-based crop nutrients and animal feed ingredients. The Company serves customers in approximately 40 countries. The Company has phosphate mining operations in Florida and phosphate production facilities in Florida and Louisiana; potash mines and production facilities in Saskatchewan, Canada, New Mexico and Michigan; strategic equity investments in phosphate and nitrogen production facilities in Brazil; and other production, blending or distribution operations or equity investments in nearly a dozen countries.

The Company is a Delaware corporation that was incorporated in January 2004 to serve as the parent company of the business that was formed through the business combination of IMC Global Inc. and the fertilizer businesses of Cargill, Incorporated.

As of May 31, 2009, Cargill owned approximately 64.3% of the Company’s outstanding common stock. The Company is publicly traded on the New York Stock Exchange under the ticker symbol “MOS” and are headquartered in Plymouth, Minnesota.

The Company conducts their business through wholly and majority-owned subsidiaries as well as businesses in which they own less than a majority or a non-controlling equity interest. The Company is organized into three business segments: Phosphates, Potash and Offshore.

The linked share’s SEC file number is 001-32327.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	$18.58	$14.80	$16.32
March 31, 2005	$17.42	$14.60	$17.06
June 30, 2005	$17.16	$12.38	$15.56
September 30, 2005	$17.98	$15.11	$16.02
December 30, 2005	$15.62	$12.51	$14.63
March 31, 2006	$17.14	$13.78	$14.35
June 30, 2006	$17.28	$13.31	$15.65
September 29, 2006	$17.12	$14.03	$16.90
December 29, 2006	$23.54	$16.20	$21.36
March 30, 2007	$28.84	$19.49	$26.66
June 29, 2007	$40.96	$26.44	$39.02
September 28, 2007	$54.83	$32.50	$53.52
December 31, 2007	$97.60	$48.72	$94.34
March 31, 2008	$119.78	$71.00	$102.60
June 30, 2008	$163.22	$95.00	$144.70
September 30, 2008	$146.92	$62.21	$68.02
December 31, 2008	$71.50	$21.94	$34.60
March 31, 2009	$49.78	$31.17	$41.98
June 30, 2009	$59.33	$37.10	$44.30
September 30, 2009	$55.73	$39.39	$48.07
December 31, 2009	$62.45	$45.00	$59.73
March 31, 2010	$68.25	$52.87	$60.77
April 27, 2010*	$60.21	$50.30	$50.58

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: MOS

Initial price: $50.58

Protection level: 80.00%

Protection price: $40.46

Physical delivery amount: 19 ($1,000/Initial price)

Fractional shares: 0.770660

Coupon: 8.00% per annum

Maturity: April 29, 2011

Dividend yield: 2.91% per annum

Coupon amount per monthly: $6.67

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.00%		102.91%
+ 90%	8.00%		92.91%
+ 80%	8.00%		82.91%
+ 70%	8.00%		72.91%
+ 60%	8.00%		62.91%
+ 50%	8.00%		52.91%
+ 40%	8.00%		42.91%
+ 30%	8.00%		32.91%
+ 20%	8.00%		22.91%
+ 10%	8.00%		12.91%
+ 5%	8.00%		7.91%

0%	8.00%		2.91%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.00%	3.00%	-2.09%
- 10%	8.00%	-2.00%	-7.09%
- 20%	8.00%	-12.00%	-17.09%
- 30%	N/A	-22.00%	-27.09%
- 40%	N/A	-32.00%	-37.09%
- 50%	N/A	-42.00%	-47.09%
- 60%	N/A	-52.00%	-57.09%
- 70%	N/A	-62.00%	-67.09%
- 80%	N/A	-72.00%	-77.09%
- 90%	N/A	-82.00%	-87.09%
- 100%	N/A	-92.00%	-97.09%

Morgan Stanley

According to publicly available information, Morgan Stanley (the “Company”) is a global financial services firm that, through its subsidiaries and affiliates, provides its products and services to a large and diversified group of clients and customers, including corporations, governments, financial institutions and individuals. The Company was originally incorporated under the laws of the State of Delaware in 1981, and its predecessor companies date back to 1924. The Company conducts its business from its headquarters in and around New York City, its regional offices and branches throughout the U.S. and its principal offices in London, Tokyo, Hong Kong and other world financial centers. At December 31, 2009, the Company had 61,388 employees worldwide.

The Company is a global financial services firm that maintains significant market positions in each of its business segments—Institutional Securities, Global Wealth Management Group, Asset Management and Discover.

The linked share’s SEC file number is 1-11758.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$48.56	$41.70	$43.81
September 30, 2004	$44.15	$38.63	$40.92
December 31, 2004	$46.45	$39.24	$46.09
March 31, 2005	$50.23	$44.44	$47.52
June 30, 2005	$49.81	$39.57	$43.56
September 30, 2005	$45.32	$41.66	$44.78
December 30, 2005	$48.70	$42.16	$47.10
March 31, 2006	$53.32	$47.10	$52.15
June 30, 2006	$54.79	$45.28	$52.47
September 29, 2006	$61.14	$49.96	$60.52
December 29, 2006	$69.23	$60.22	$67.60
March 30, 2007	$70.28	$58.88	$65.38
June 29, 2007	$75.32	$64.13	$69.63
September 28, 2007	$73.64	$54.90	$63.00
December 31, 2007	$69.23	$47.25	$53.11
March 31, 2008	$53.39	$33.56	$45.70
June 30, 2008	$51.55	$35.73	$36.07
September 30, 2008	$46.58	$11.79	$23.00
December 31, 2008	$26.73	$6.71	$16.04
March 31, 2009	$27.27	$13.10	$22.77
June 30, 2009	$31.98	$20.70	$28.51
September 30, 2009	$33.32	$24.85	$30.88
December 31, 2009	$35.78	$28.75	$29.60
March 31, 2010	$33.26	$26.16	$29.29
April 27, 2010*	$32.28	$28.68	$29.93

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: MS

Initial price: $29.93

Protection level: 80.00%

Protection price: $23.94

Physical delivery amount: 33 ($1,000/Initial price)

Fractional shares: 0.411293

Coupon: 8.00% per annum

Maturity: April 29, 2011

Dividend yield: 0.66% per annum

Coupon amount per monthly: $6.67

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.00%		100.66%
+ 90%	8.00%		90.66%
+ 80%	8.00%		80.66%
+ 70%	8.00%		70.66%
+ 60%	8.00%		60.66%
+ 50%	8.00%		50.66%
+ 40%	8.00%		40.66%
+ 30%	8.00%		30.66%
+ 20%	8.00%		20.66%
+ 10%	8.00%		10.66%
+ 5%	8.00%		5.66%

0%	8.00%		0.66%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.00%	3.00%	-4.34%
- 10%	8.00%	-2.00%	-9.34%
- 20%	8.00%	-12.00%	-19.34%
- 30%	N/A	-22.00%	-29.34%
- 40%	N/A	-32.00%	-39.34%
- 50%	N/A	-42.00%	-49.34%
- 60%	N/A	-52.00%	-59.34%
- 70%	N/A	-62.00%	-69.34%
- 80%	N/A	-72.00%	-79.34%
- 90%	N/A	-82.00%	-89.34%
- 100%	N/A	-92.00%	-99.34%

Nabors Industries Ltd.

According to publicly available information, Nabors Industries Ltd. (the “Company”) is an international land drilling contractor, with approximately 542 actively marketed land drilling rigs as of December 31, 2009. The Company conducts oil, gas and geothermal land drilling operations in the U.S. Lower 48 states, Alaska, Canada, South and Central America, the Middle East, the Far East and Africa.

The Company was formed as a Bermuda-exempt company on December 11, 2001. Through predecessors and acquired entities, it has been continuously operating in the drilling sector since the early 1900s. The Company’s principal executive offices are located at Mintflower Place, 8 Par-La-Ville Road, Hamilton, HM08, Bermuda. Its phone number is (441) 292-1510.

The linked share’s SEC file number is 000-49887.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	$39.94	$31.89	$37.88
March 31, 2006	$41.28	$31.37	$35.79
June 30, 2006	$40.71	$29.75	$33.79
September 29, 2006	$36.04	$28.35	$29.75
December 29, 2006	$34.62	$27.26	$29.78
March 30, 2007	$32.74	$27.68	$29.67
June 29, 2007	$36.42	$29.59	$33.38
September 28, 2007	$33.80	$27.05	$30.77
December 31, 2007	$31.23	$26.21	$27.39
March 31, 2008	$34.14	$23.61	$33.77
June 30, 2008	$50.57	$33.06	$49.23
September 30, 2008	$50.35	$22.51	$24.92
December 31, 2008	$24.52	$9.72	$11.97
March 31, 2009	$14.04	$8.25	$9.99
June 30, 2009	$19.78	$9.40	$15.58
September 30, 2009	$21.48	$13.78	$20.90
December 31, 2009	$24.07	$19.18	$21.89
March 31, 2010	$27.05	$18.74	$19.63
April 27, 2010*	$22.81	$19.13	$20.75

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: NBR

Initial price: $20.75

Protection level: 80.00%

Protection price: $16.60

Physical delivery amount: 48 ($1,000/Initial price)

Fractional shares: 0.192771

Coupon: 9.25% per annum

Maturity: April 29, 2011

Dividend yield: 0.00% per annum

Coupon amount per monthly: $7.71

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.25%		100.00%
+ 90%	9.25%		90.00%
+ 80%	9.25%		80.00%
+ 70%	9.25%		70.00%
+ 60%	9.25%		60.00%
+ 50%	9.25%		50.00%
+ 40%	9.25%		40.00%
+ 30%	9.25%		30.00%
+ 20%	9.25%		20.00%
+ 10%	9.25%		10.00%
+ 5%	9.25%		5.00%

0%	9.25%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.25%	4.25%	-5.00%
- 10%	9.25%	-0.75%	-10.00%
- 20%	9.25%	-10.75%	-20.00%
- 30%	N/A	-20.75%	-30.00%
- 40%	N/A	-30.75%	-40.00%
- 50%	N/A	-40.75%	-50.00%
- 60%	N/A	-50.75%	-60.00%
- 70%	N/A	-60.75%	-70.00%
- 80%	N/A	-70.75%	-80.00%
- 90%	N/A	-80.75%	-90.00%
- 100%	N/A	-90.75%	-100.00%

Newfield Exploration Company

According to publicly available information, Newfield Exploration Company (the “Company”) is an independent oil and gas company engaged in the exploration, development and acquisition of oil and gas properties. The Company’s areas of operation include the Anadarko and Arkoma Basins of the Mid-Continent, the Rocky Mountains, onshore Texas and the Gulf of Mexico, Malaysia and China.

As of December 31, 2009, approximately 80% of the Company’s proved reserves and 85% of the Company’s probable reserves were located in resource plays, primarily in the Mid-Continent and the Rocky Mountains. The Company had proved reserves of 3.6 Tcfe, a 23% increase over proved reserves at year-end 2008.

The linked share’s SEC file number is 001-12534.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$28.36	$23.46	$27.87
September 30, 2004	$31.41	$26.29	$30.62
December 31, 2004	$32.92	$28.00	$29.53
March 31, 2005	$38.43	$27.44	$37.13
June 30, 2005	$41.28	$32.05	$39.89
September 30, 2005	$50.88	$39.00	$49.10
December 30, 2005	$53.48	$39.98	$50.07
March 31, 2006	$54.50	$35.17	$41.90
June 30, 2006	$51.75	$38.65	$48.94
September 29, 2006	$49.72	$34.99	$38.54
December 29, 2006	$50.16	$34.91	$45.95
March 30, 2007	$45.36	$39.30	$41.71
June 29, 2007	$52.65	$41.15	$45.55
September 28, 2007	$51.38	$41.82	$48.16
December 31, 2007	$55.00	$46.98	$52.70
March 31, 2008	$57.25	$44.15	$52.85
June 30, 2008	$69.77	$51.90	$65.25
September 30, 2008	$68.31	$28.01	$31.99
December 31, 2008	$31.26	$15.46	$19.75
March 31, 2009	$26.49	$17.09	$22.70
June 30, 2009	$38.73	$21.66	$32.67
September 30, 2009	$46.62	$27.92	$42.56
December 31, 2009	$51.05	$39.26	$48.23
March 31, 2010	$55.14	$47.23	$52.05
April 27, 2010*	$58.08	$51.30	$55.69

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: NFX

Initial price: $55.69

Protection level: 80.00%

Protection price: $44.55

Physical delivery amount: 17 ($1,000/Initial price)

Fractional shares: 0.956545

Coupon: 9.25% per annum

Maturity: April 29, 2011

Dividend yield: 0.00% per annum

Coupon amount per monthly: $7.71

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.25%		100.00%
+ 90%	9.25%		90.00%
+ 80%	9.25%		80.00%
+ 70%	9.25%		70.00%
+ 60%	9.25%		60.00%
+ 50%	9.25%		50.00%
+ 40%	9.25%		40.00%
+ 30%	9.25%		30.00%
+ 20%	9.25%		20.00%
+ 10%	9.25%		10.00%
+ 5%	9.25%		5.00%

0%	9.25%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.25%	4.25%	-5.00%
- 10%	9.25%	-0.75%	-10.00%
- 20%	9.25%	-10.75%	-20.00%
- 30%	N/A	-20.75%	-30.00%
- 40%	N/A	-30.75%	-40.00%
- 50%	N/A	-40.75%	-50.00%
- 60%	N/A	-50.75%	-60.00%
- 70%	N/A	-60.75%	-70.00%
- 80%	N/A	-70.75%	-80.00%
- 90%	N/A	-80.75%	-90.00%
- 100%	N/A	-90.75%	-100.00%

National Oilwell Varco, Inc.

According to publicly available information, National Oilwell Varco, Inc. (the “Company”) is a leading worldwide provider of equipment and components used in oil and gas drilling and production operations, oilfield services, and supply chain integration services to the upstream oil and gas industry. The Company conducts operations in over 800 locations across six continents.

The Company’s principal executive offices are located at 7909 Parkwood Circle Drive, Houston, Texas 77036, and its Internet web site address is http://www.nov.com.

The linked share’s SEC file number is: 01-12317.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$15.87	$12.71	$15.75
September 30, 2004	$17.24	$13.97	$16.43
December 31, 2004	$18.69	$15.78	$17.65
March 31, 2005	$25.25	$16.54	$23.35
June 30, 2005	$24.60	$19.64	$23.77
September 30, 2005	$34.01	$23.12	$32.90
December 30, 2005	$33.70	$26.71	$31.35
March 31, 2006	$38.80	$27.89	$32.06
June 30, 2006	$36.50	$28.17	$31.66
September 29, 2006	$34.32	$27.44	$29.28
December 29, 2006	$34.30	$25.81	$30.59
March 30, 2007	$39.64	$26.88	$38.90
June 29, 2007	$54.79	$38.28	$52.12
September 28, 2007	$74.94	$48.91	$72.25
December 31, 2007	$82.00	$61.06	$73.46
March 31, 2008	$77.83	$49.46	$58.38
June 30, 2008	$92.37	$56.80	$88.72
September 30, 2008	$92.70	$42.78	$50.23
December 31, 2008	$49.27	$17.60	$24.44
March 31, 2009	$34.47	$22.19	$28.71
June 30, 2009	$40.69	$27.52	$32.66
September 30, 2009	$44.57	$28.77	$43.13
December 31, 2009	$50.16	$40.12	$44.09
March 31, 2010	$47.87	$39.40	$40.58
April 27, 2010*	$46.87	$41.05	$43.38

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: NOV

Initial price: $43.38

Protection level: 80.00%

Protection price: $34.70

Physical delivery amount: 23 ($1,000/Initial price)

Fractional shares: 0.052098

Coupon: 8.00% per annum

Maturity: April 29, 2011

Dividend yield: 2.73% per annum

Coupon amount per monthly: $6.67

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.00%		102.73%
+ 90%	8.00%		92.73%
+ 80%	8.00%		82.73%
+ 70%	8.00%		72.73%
+ 60%	8.00%		62.73%
+ 50%	8.00%		52.73%
+ 40%	8.00%		42.73%
+ 30%	8.00%		32.73%
+ 20%	8.00%		22.73%
+ 10%	8.00%		12.73%
+ 5%	8.00%		7.73%

0%	8.00%		2.73%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.00%	3.00%	-2.27%
- 10%	8.00%	-2.00%	-7.27%
- 20%	8.00%	-12.00%	-17.27%
- 30%	N/A	-22.00%	-27.27%
- 40%	N/A	-32.00%	-37.27%
- 50%	N/A	-42.00%	-47.27%
- 60%	N/A	-52.00%	-57.27%
- 70%	N/A	-62.00%	-67.27%
- 80%	N/A	-72.00%	-77.27%
- 90%	N/A	-82.00%	-87.27%
- 100%	N/A	-92.00%	-97.27%

Nucor Corporation

According to publicly available information, Nucor Corporation (the “Company”) was incorporated in Delaware in 1958. The business of the Company is the manufacture and sale of steel and steel products, which accounted for the majority of the sales and the majority of the earnings in 2009, 2008 and 2007. The Company reports its results in two segments: steel mills and steel products. Principal products from the steel mills segment are hot-rolled steel (angles, rounds, flats, channels, sheet, wide-flange beams, pilings, billets, blooms, beam blanks and plate) and cold-rolled steel. Principal products from the steel products segment are steel joists and joist girders, steel deck, fabricated concrete reinforcing steel, cold finished steel, steel fasteners, light gauge steel framing, steel grating and expanded metal, and wire and wire mesh. Hot-rolled steel is manufactured principally from scrap.

The linked share’s SEC file number is 1-4119.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$19.49	$14.09	$19.19
September 30, 2004	$22.95	$18.14	$22.84
December 31, 2004	$27.70	$18.86	$26.17
March 31, 2005	$32.72	$23.53	$28.78
June 30, 2005	$29.68	$22.78	$22.81
September 30, 2005	$30.58	$22.87	$29.50
December 30, 2005	$35.09	$25.92	$33.36
March 31, 2006	$54.20	$33.65	$52.40
June 30, 2006	$60.25	$44.80	$54.25
September 29, 2006	$55.94	$45.12	$49.49
December 29, 2006	$67.52	$47.50	$54.66
March 30, 2007	$66.99	$53.20	$65.13
June 29, 2007	$69.93	$56.07	$58.65
September 28, 2007	$64.74	$41.62	$59.47
December 31, 2007	$64.97	$50.11	$59.22
March 31, 2008	$75.67	$47.72	$67.74
June 30, 2008	$83.56	$65.89	$74.67
September 30, 2008	$73.50	$35.48	$39.50
December 31, 2008	$48.29	$25.27	$46.20
March 31, 2009	$48.99	$29.85	$38.17
June 30, 2009	$49.82	$37.29	$44.43
September 30, 2009	$51.07	$39.20	$47.01
December 31, 2009	$48.00	$38.27	$46.65
March 31, 2010	$50.61	$38.93	$45.38
April 27, 2010*	$48.06	$43.67	$44.62

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: NUE

Initial price: $44.62

Protection level: 80.00%

Protection price: $35.70

Physical delivery amount: 22 ($1,000/Initial price)

Fractional shares: 0.411475

Coupon: 8.00% per annum

Maturity: April 29, 2011

Dividend yield: 3.16% per annum

Coupon amount per monthly: $6.67

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.00%		103.16%
+ 90%	8.00%		93.16%
+ 80%	8.00%		83.16%
+ 70%	8.00%		73.16%
+ 60%	8.00%		63.16%
+ 50%	8.00%		53.16%
+ 40%	8.00%		43.16%
+ 30%	8.00%		33.16%
+ 20%	8.00%		23.16%
+ 10%	8.00%		13.16%
+ 5%	8.00%		8.16%

0%	8.00%		3.16%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.00%	3.00%	-1.84%
- 10%	8.00%	-2.00%	-6.84%
- 20%	8.00%	-12.00%	-16.84%
- 30%	N/A	-22.00%	-26.84%
- 40%	N/A	-32.00%	-36.84%
- 50%	N/A	-42.00%	-46.84%
- 60%	N/A	-52.00%	-56.84%
- 70%	N/A	-62.00%	-66.84%
- 80%	N/A	-72.00%	-76.84%
- 90%	N/A	-82.00%	-86.84%
- 100%	N/A	-92.00%	-96.84%

NVIDIA Corporation

According to publicly available information, NVIDIA Corporation (the “Company”) engages in developing programmable graphics processor technologies. As of December 31, 2009, the Company’s products are designed to generate realistic, interactive graphics on consumer and professional computing devices. The Company serves the entertainment and consumer market with its GeForce products, the professional design and visualization market with its Quadro products, and the high-performance computing market with its Tesla products. The Company has four major product-line operating segments: the GPU Business, the professional solutions business, or PSB, the media and communications processor, or MCP, business, and the consumer products business, or CPB.

The Company was incorporated in California in April 1993 and reincorporated in Delaware in April 1998. Its headquarter facilities are in Santa Clara, California. Its Internet address is www.nvidia.com.

The linked share’s SEC file number is 000-23985.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$9.12	$6.43	$6.83
September 30, 2004	$6.91	$3.10	$4.84
December 31, 2004	$8.32	$4.36	$7.85
March 31, 2005	$9.86	$6.82	$7.92
June 30, 2005	$9.80	$6.97	$8.91
September 30, 2005	$11.53	$8.48	$11.43
December 30, 2005	$12.83	$10.17	$12.19
March 31, 2006	$19.41	$12.22	$19.09
June 30, 2006	$21.25	$12.75	$14.19
September 29, 2006	$20.83	$11.45	$19.73
December 29, 2006	$25.97	$18.45	$24.67
March 30, 2007	$25.01	$18.69	$19.19
June 29, 2007	$29.25	$18.85	$27.54
September 28, 2007	$37.20	$27.00	$36.24
December 31, 2007	$39.67	$29.11	$34.02
March 31, 2008	$34.14	$17.31	$19.79
June 30, 2008	$25.35	$17.61	$18.72
September 30, 2008	$18.78	$8.81	$10.71
December 31, 2008	$10.74	$5.75	$8.07
March 31, 2009	$10.70	$7.09	$9.86
June 30, 2009	$12.39	$8.33	$11.29
September 30, 2009	$16.57	$9.72	$15.03
December 31, 2009	$18.94	$11.56	$18.68
March 31, 2010	$18.95	$15.15	$17.38
April 27, 2010*	$18.12	$16.08	$16.12

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: NVDA

Initial price: $16.12

Protection level: 75.00%

Protection price: $12.09

Physical delivery amount: 62 ($1,000/Initial price)

Fractional shares: 0.034739

Coupon: 10.00% per annum

Maturity: April 29, 2011

Dividend yield: 0.00% per annum

Coupon amount per monthly: $8.33

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	10.00%		100.00%
+ 90%	10.00%		90.00%
+ 80%	10.00%		80.00%
+ 70%	10.00%		70.00%
+ 60%	10.00%		60.00%
+ 50%	10.00%		50.00%
+ 40%	10.00%		40.00%
+ 30%	10.00%		30.00%
+ 20%	10.00%		20.00%
+ 10%	10.00%		10.00%
+ 5%	10.00%		5.00%

0%	10.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	10.00%	5.00%	-5.00%
- 10%	10.00%	0.00%	-10.00%
- 20%	10.00%	-10.00%	-20.00%
- 30%	N/A	-20.00%	-30.00%
- 40%	N/A	-30.00%	-40.00%
- 50%	N/A	-40.00%	-50.00%
- 60%	N/A	-50.00%	-60.00%
- 70%	N/A	-60.00%	-70.00%
- 80%	N/A	-70.00%	-80.00%
- 90%	N/A	-80.00%	-90.00%
- 100%	N/A	-90.00%	-100.00%

Principal Financial Group, Inc.

According to publicly available information, Principal Financial Group, Inc. (the “Company”) is a provider of retirement savings, investment and insurance products and services with $284.7 billion in assets under management and approximately 18.9 million customers worldwide as of December 31, 2009.

The Company’s U.S. and international operations concentrate primarily on asset accumulation and asset management. The Company offers a broad range of individual and group life insurance, group health insurance, individual and group disability insurance and group dental and vision insurance.

The linked share’s SEC file number is 001-16725.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$36.49	$32.09	$34.78
September 30, 2004	$36.55	$32.01	$35.97
December 31, 2004	$41.26	$34.20	$40.94
March 31, 2005	$41.96	$37.61	$38.49
June 30, 2005	$42.30	$36.80	$41.90
September 30, 2005	$48.37	$41.80	$47.37
December 30, 2005	$52.00	$45.81	$47.43
March 31, 2006	$50.72	$45.91	$48.80
June 30, 2006	$55.93	$48.51	$55.65
September 29, 2006	$56.47	$52.62	$54.28
December 29, 2006	$59.40	$53.75	$58.70
March 30, 2007	$64.17	$57.87	$59.87
June 29, 2007	$64.34	$56.56	$58.29
September 28, 2007	$63.24	$51.52	$63.09
December 31, 2007	$70.83	$60.55	$68.84
March 31, 2008	$68.89	$47.23	$55.72
June 30, 2008	$59.53	$41.90	$41.97
September 30, 2008	$51.95	$34.80	$43.49
December 31, 2008	$44.01	$8.79	$22.57
March 31, 2009	$24.76	$5.41	$8.18
June 30, 2009	$24.90	$7.74	$18.84
September 30, 2009	$30.86	$16.77	$27.39
December 31, 2009	$30.06	$22.20	$24.04
March 31, 2010	$29.61	$20.89	$29.21
April 27, 2010*	$31.41	$28.68	$28.82

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: PFG

Initial price: $28.82

Protection level: 80.00%

Protection price: $23.06

Physical delivery amount: 34 ($1,000/Initial price)

Fractional shares: 0.698126

Coupon: 8.50% per annum

Maturity: April 29, 2011

Dividend yield: 1.71% per annum

Coupon amount per monthly: $7.08

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.50%		101.71%
+ 90%	8.50%		91.71%
+ 80%	8.50%		81.71%
+ 70%	8.50%		71.71%
+ 60%	8.50%		61.71%
+ 50%	8.50%		51.71%
+ 40%	8.50%		41.71%
+ 30%	8.50%		31.71%
+ 20%	8.50%		21.71%
+ 10%	8.50%		11.71%
+ 5%	8.50%		6.71%

0%	8.50%		1.71%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.50%	3.50%	-3.29%
- 10%	8.50%	-1.50%	-8.29%
- 20%	8.50%	-11.50%	-18.29%
- 30%	N/A	-21.50%	-28.29%
- 40%	N/A	-31.50%	-38.29%
- 50%	N/A	-41.50%	-48.29%
- 60%	N/A	-51.50%	-58.29%
- 70%	N/A	-61.50%	-68.29%
- 80%	N/A	-71.50%	-78.29%
- 90%	N/A	-81.50%	-88.29%
- 100%	N/A	-91.50%	-98.29%

Potash Corporation of Saskatchewan Inc.

According to publicly available information, Potash Corporation of Saskatchewan Inc. (the “Company”) is an integrated fertilizer and related industrial and feed products company. The Company is the largest producer of potash worldwide by capacity. Its potash is produced from six mines in Saskatchewan and one mine in New Brunswick. Of these mines, the Company own and operate five in Saskatchewan and the one in New Brunswick. The Company produces potash using both conventional and solution mining methods. In conventional operations, shafts are sunk to the ore body and mining machines cut out the ore, which is lifted to the surface for processing.

The Company is an integrated fertilizer and related industrial and feed products company. In 2009, the Company estimates its potash operations represented 11% of global production and 20% of global potash capacity. In 2009, the Company estimates its phosphate operations produced 4% of world phosphoric acid production. In 2009, the Company estimates its nitrogen operations produced 2% of the world’s ammonia production.

The Company is a corporation organized under the laws of Canada.

The linked share’s SEC file number is 001-10351.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$16.17	$13.15	$16.15
September 30, 2004	$21.42	$15.26	$21.39
December 31, 2004	$28.00	$20.22	$27.69
March 31, 2005	$30.67	$24.31	$29.17
June 30, 2005	$35.56	$26.50	$31.86
September 30, 2005	$38.38	$30.95	$31.11
December 30, 2005	$31.11	$24.26	$26.74
March 31, 2006	$33.03	$26.21	$29.36
June 30, 2006	$35.46	$26.29	$28.66
September 29, 2006	$35.49	$27.34	$34.73
December 29, 2006	$49.06	$33.83	$47.83
March 30, 2007	$56.35	$44.05	$53.31
June 29, 2007	$80.85	$52.82	$77.97
September 28, 2007	$109.38	$71.50	$105.70
December 31, 2007	$151.80	$97.62	$143.96
March 31, 2008	$166.40	$105.52	$155.21
June 30, 2008	$241.62	$150.46	$228.57
September 30, 2008	$229.95	$126.50	$132.01
December 31, 2008	$133.44	$47.54	$73.22
March 31, 2009	$95.46	$63.65	$80.81
June 30, 2009	$121.34	$77.19	$93.05
September 30, 2009	$102.28	$80.90	$90.34
December 31, 2009	$123.93	$83.76	$108.50
March 31, 2010	$128.42	$98.27	$119.35
April 27, 2010*	$119.98	$104.27	$106.84

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: POT

Initial price: $106.84

Protection level: 80.00%

Protection price: $85.47

Physical delivery amount: 9 ($1,000/Initial price)

Fractional shares: 0.359790

Coupon: 9.25% per annum

Maturity: April 29, 2011

Dividend yield: 0.37% per annum

Coupon amount per monthly: $7.71

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.25%		100.37%
+ 90%	9.25%		90.37%
+ 80%	9.25%		80.37%
+ 70%	9.25%		70.37%
+ 60%	9.25%		60.37%
+ 50%	9.25%		50.37%
+ 40%	9.25%		40.37%
+ 30%	9.25%		30.37%
+ 20%	9.25%		20.37%
+ 10%	9.25%		10.37%
+ 5%	9.25%		5.37%

0%	9.25%		0.37%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.25%	4.25%	-4.63%
- 10%	9.25%	-0.75%	-9.63%
- 20%	9.25%	-10.75%	-19.63%
- 30%	N/A	-20.75%	-29.63%
- 40%	N/A	-30.75%	-39.63%
- 50%	N/A	-40.75%	-49.63%
- 60%	N/A	-50.75%	-59.63%
- 70%	N/A	-60.75%	-69.63%
- 80%	N/A	-70.75%	-79.63%
- 90%	N/A	-80.75%	-89.63%
- 100%	N/A	-90.75%	-99.63%

Pioneer Natural Resources Company

According to publicly available information, Pioneer Natural Resources Company (the “Company”) is a Delaware corporation that is a large independent oil and gas exploration and production company with current operations in United States, South Africa, and Tunisia. The Company’s executive offices are in Irving, Texas.

As of December 31, 2009, the Company had 1,888 employees, of which 1,151 are employed in field and plant operations.

The linked share’s SEC file number is 001-13245.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$35.18	$29.27	$35.08
September 30, 2004	$37.50	$31.03	$34.48
December 31, 2004	$36.85	$30.80	$35.10
March 31, 2005	$44.82	$32.91	$42.72
June 30, 2005	$45.22	$36.67	$42.08
September 30, 2005	$56.35	$39.66	$54.92
December 30, 2005	$55.98	$45.39	$51.27
March 31, 2006	$54.46	$38.02	$44.25
June 30, 2006	$46.75	$36.44	$46.41
September 29, 2006	$46.70	$37.07	$39.12
December 29, 2006	$44.46	$36.48	$39.69
March 30, 2007	$43.62	$37.18	$43.11
June 29, 2007	$54.17	$42.60	$48.71
September 28, 2007	$49.78	$39.43	$44.98
December 31, 2007	$54.87	$42.92	$48.84
March 31, 2008	$50.00	$36.43	$49.12
June 30, 2008	$81.26	$48.50	$78.28
September 30, 2008	$82.21	$46.25	$52.28
December 31, 2008	$52.26	$14.03	$16.18
March 31, 2009	$20.44	$11.89	$16.47
June 30, 2009	$30.56	$15.67	$25.50
September 30, 2009	$36.74	$21.78	$36.29
December 31, 2009	$49.98	$33.50	$48.17
March 31, 2010	$56.88	$41.88	$56.32
April 27, 2010*	$66.82	$57.31	$62.55

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: PXD

Initial price: $62.55

Protection level: 80.00%

Protection price: $50.04

Physical delivery amount: 15 ($1,000/Initial price)

Fractional shares: 0.987210

Coupon: 9.00% per annum

Maturity: April 29, 2011

Dividend yield: 0.13% per annum

Coupon amount per monthly: $7.50

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.00%		100.13%
+ 90%	9.00%		90.13%
+ 80%	9.00%		80.13%
+ 70%	9.00%		70.13%
+ 60%	9.00%		60.13%
+ 50%	9.00%		50.13%
+ 40%	9.00%		40.13%
+ 30%	9.00%		30.13%
+ 20%	9.00%		20.13%
+ 10%	9.00%		10.13%
+ 5%	9.00%		5.13%

0%	9.00%		0.13%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.00%	4.00%	-4.87%
- 10%	9.00%	-1.00%	-9.87%
- 20%	9.00%	-11.00%	-19.87%
- 30%	N/A	-21.00%	-29.87%
- 40%	N/A	-31.00%	-39.87%
- 50%	N/A	-41.00%	-49.87%
- 60%	N/A	-51.00%	-59.87%
- 70%	N/A	-61.00%	-69.87%
- 80%	N/A	-71.00%	-79.87%
- 90%	N/A	-81.00%	-89.87%
- 100%	N/A	-91.00%	-99.87%

Plains Exploration & Production Company

According to publicly available information, Plains Exploration & Production Company (the “Company”) an independent oil and gas company primarily engaged in the activities of acquiring, developing, exploring and producing oil and gas properties primarily in the United States.

As of December 31, 2009, the Company had estimated proved reserves of 359.5 million barrels of oil equivalent, of which 60% was comprised of oil and 64% was proved developed. As of December 31, 2009, and based on year-end 2009 reference prices as adjusted for location and quality differentials, the Company’s reserves had a standardized measure of $2.2 billion.

The linked share’s SEC file number is: 001-31470.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$20.79	$16.80	$18.35
September 30, 2004	$24.12	$18.17	$23.86
December 31, 2004	$28.40	$23.54	$26.00
March 31, 2005	$39.25	$24.00	$34.90
June 30, 2005	$37.66	$28.02	$35.53
September 30, 2005	$44.60	$34.47	$42.82
December 30, 2005	$46.66	$35.20	$39.73
March 31, 2006	$46.90	$36.58	$38.64
June 30, 2006	$42.54	$31.45	$40.54
September 29, 2006	$47.00	$39.72	$42.91
December 29, 2006	$49.37	$40.20	$47.53
March 30, 2007	$49.37	$43.00	$45.14
June 29, 2007	$54.30	$42.38	$47.81
September 28, 2007	$51.76	$35.31	$44.22
December 31, 2007	$56.48	$43.91	$54.00
March 31, 2008	$57.00	$40.73	$53.14
June 30, 2008	$79.86	$52.30	$72.97
September 30, 2008	$76.50	$30.64	$35.16
December 31, 2008	$35.05	$15.52	$23.24
March 31, 2009	$27.16	$15.25	$17.23
June 30, 2009	$32.87	$16.40	$27.36
September 30, 2009	$32.29	$23.49	$27.66
December 31, 2009	$31.60	$24.44	$27.66
March 31, 2010	$36.60	$28.12	$29.99
April 27, 2010*	$35.21	$30.29	$32.03

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: PXP

Initial price: $32.03

Protection level: 80.00%

Protection price: $25.62

Physical delivery amount: 31 ($1,000/Initial price)

Fractional shares: 0.220731

Coupon: 10.00% per annum

Maturity: April 29, 2011

Dividend yield: 0.00% per annum

Coupon amount per monthly: $8.33

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	10.00%		100.00%
+ 90%	10.00%		90.00%
+ 80%	10.00%		80.00%
+ 70%	10.00%		70.00%
+ 60%	10.00%		60.00%
+ 50%	10.00%		50.00%
+ 40%	10.00%		40.00%
+ 30%	10.00%		30.00%
+ 20%	10.00%		20.00%
+ 10%	10.00%		10.00%
+ 5%	10.00%		5.00%

0%	10.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	10.00%	5.00%	-5.00%
- 10%	10.00%	0.00%	-10.00%
- 20%	10.00%	-10.00%	-20.00%
- 30%	N/A	-20.00%	-30.00%
- 40%	N/A	-30.00%	-40.00%
- 50%	N/A	-40.00%	-50.00%
- 60%	N/A	-50.00%	-60.00%
- 70%	N/A	-60.00%	-70.00%
- 80%	N/A	-70.00%	-80.00%
- 90%	N/A	-80.00%	-90.00%
- 100%	N/A	-90.00%	-100.00%

Royal Caribbean Cruises Ltd.

According to publicly available information, Royal Caribbean Cruises Ltd. (the “Company”) is a cruise company that operates 38 ships in the cruise vacation industry with approximately 84,050 berths as of December 31, 2009. The Company serves numerous cruise markets throughout the world and the selection of worldwide itineraries range from 2 to 17 nights that call on approximately 400 destinations.

The linked share’s SEC file number is 001-11884.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$45.99	$37.85	$43.41
September 30, 2004	$44.95	$39.10	$43.60
December 31, 2004	$55.47	$43.64	$54.44
March 31, 2005	$55.23	$43.05	$44.69
June 30, 2005	$49.00	$40.72	$48.36
September 30, 2005	$49.47	$41.56	$43.20
December 30, 2005	$47.35	$38.59	$45.06
March 31, 2006	$46.77	$40.59	$42.02
June 30, 2006	$43.85	$35.01	$38.25
September 29, 2006	$39.28	$32.49	$38.81
December 29, 2006	$43.97	$38.09	$41.38
March 30, 2007	$46.36	$38.97	$42.16
June 29, 2007	$45.16	$40.57	$42.98
September 28, 2007	$42.95	$33.89	$39.03
December 31, 2007	$43.96	$37.37	$42.44
March 31, 2008	$42.54	$30.22	$32.90
June 30, 2008	$35.98	$22.17	$22.47
September 30, 2008	$30.33	$19.04	$20.75
December 31, 2008	$21.34	$5.97	$13.75
March 31, 2009	$15.49	$5.40	$8.01
June 30, 2009	$17.62	$7.75	$13.54
September 30, 2009	$24.99	$11.80	$24.08
December 31, 2009	$27.39	$18.95	$25.28
March 31, 2010	$33.93	$24.14	$32.99
April 27, 2010*	$38.12	$32.58	$36.30

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: RCL

Initial price: $36.30

Protection level: 80.00%

Protection price: $29.04

Physical delivery amount: 27 ($1,000/Initial price)

Fractional shares: 0.548209

Coupon: 9.00% per annum

Maturity: April 29, 2011

Dividend yield: 0.00% per annum

Coupon amount per monthly: $7.50

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.00%		100.00%
+ 90%	9.00%		90.00%
+ 80%	9.00%		80.00%
+ 70%	9.00%		70.00%
+ 60%	9.00%		60.00%
+ 50%	9.00%		50.00%
+ 40%	9.00%		40.00%
+ 30%	9.00%		30.00%
+ 20%	9.00%		20.00%
+ 10%	9.00%		10.00%
+ 5%	9.00%		5.00%

0%	9.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.00%	4.00%	-5.00%
- 10%	9.00%	-1.00%	-10.00%
- 20%	9.00%	-11.00%	-20.00%
- 30%	N/A	-21.00%	-30.00%
- 40%	N/A	-31.00%	-40.00%
- 50%	N/A	-41.00%	-50.00%
- 60%	N/A	-51.00%	-60.00%
- 70%	N/A	-61.00%	-70.00%
- 80%	N/A	-71.00%	-80.00%
- 90%	N/A	-81.00%	-90.00%
- 100%	N/A	-91.00%	-100.00%

Rowan Companies, Inc.

According to publicly available information, Rowan Companies, Inc. (the “Company”) is a provider of international and domestic contract drilling services. The Company also owns and operates a manufacturing division that produces equipment for the drilling, mining and timber industries. The Company provides contract drilling services utilizing a fleet of 22 self-elevating mobile offshore drilling platforms and 31 deep-well land drilling rigs. The Company’s drilling operations are conducted primarily in the Gulf of Mexico, the Middle East, the North Sea, Trinidad, offshore eastern Canada and, beginning in 2009, offshore West Africa, and onshore in the United States. During 2009, drilling operations generated revenues of $1,214.9 million and income from operations of $472.1 million.

The linked share’s SEC file number is 001-05491.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$24.70	$20.44	$24.33
September 30, 2004	$27.05	$21.71	$26.40
December 31, 2004	$27.26	$23.20	$25.90
March 31, 2005	$33.04	$24.57	$29.93
June 30, 2005	$31.57	$24.53	$29.71
September 30, 2005	$38.10	$29.01	$35.49
December 30, 2005	$39.25	$28.87	$35.64
March 31, 2006	$45.57	$36.16	$43.96
June 30, 2006	$48.11	$33.14	$35.59
September 29, 2006	$36.76	$29.76	$31.63
December 29, 2006	$37.55	$29.03	$33.20
March 30, 2007	$33.77	$29.48	$32.47
June 29, 2007	$41.59	$32.56	$40.98
September 28, 2007	$46.16	$34.10	$36.58
December 31, 2007	$41.30	$34.79	$39.46
March 31, 2008	$42.49	$31.35	$41.18
June 30, 2008	$47.94	$36.90	$46.75
September 30, 2008	$47.00	$27.53	$30.55
December 31, 2008	$30.15	$12.00	$15.90
March 31, 2009	$18.51	$10.29	$11.97
June 30, 2009	$23.90	$11.43	$19.32
September 30, 2009	$24.31	$16.97	$23.07
December 31, 2009	$27.53	$21.43	$22.64
March 31, 2010	$29.40	$21.21	$29.11
April 27, 2010*	$32.82	$29.25	$30.96

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: RDC

Initial price: $30.96

Protection level: 80.00%

Protection price: $24.77

Physical delivery amount: 32 ($1,000/Initial price)

Fractional shares: 0.299742

Coupon: 9.50% per annum

Maturity: April 29, 2011

Dividend yield: 0.00% per annum

Coupon amount per monthly: $7.92

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.50%		100.00%
+ 90%	9.50%		90.00%
+ 80%	9.50%		80.00%
+ 70%	9.50%		70.00%
+ 60%	9.50%		60.00%
+ 50%	9.50%		50.00%
+ 40%	9.50%		40.00%
+ 30%	9.50%		30.00%
+ 20%	9.50%		20.00%
+ 10%	9.50%		10.00%
+ 5%	9.50%		5.00%

0%	9.50%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.50%	4.50%	-5.00%
- 10%	9.50%	-0.50%	-10.00%
- 20%	9.50%	-10.50%	-20.00%
- 30%	N/A	-20.50%	-30.00%
- 40%	N/A	-30.50%	-40.00%
- 50%	N/A	-40.50%	-50.00%
- 60%	N/A	-50.50%	-60.00%
- 70%	N/A	-60.50%	-70.00%
- 80%	N/A	-70.50%	-80.00%
- 90%	N/A	-80.50%	-90.00%
- 100%	N/A	-90.50%	-100.00%

Research In Motion Limited

According to publicly available information, Research In Motion Limited (the “Company”) is a leading designer, manufacturer and marketer of innovative wireless solutions for the worldwide mobile communications market. Through the development of integrated hardware, software and services that support multiple wireless network standards, the Company provides platforms and solutions for seamless access to time-sensitive information including email, phone, SMS messaging, Internet and intranet-based applications. The Company’s technology also enables a broad array of third party developers and manufacturers to enhance their products and services with wireless connectivity to data.

The Company’s portfolio of award-winning products, services and embedded technologies are used by thousands of organizations around the world and, as of February 28, 2009, include the BlackBerry wireless platform, the RIM Wireless Handhelds™ product line, software development tools, radio-modems and other hardware and software. Founded in 1984 and based in Waterloo, Ontario, the Company operates offices in North America, Europe and Asia Pacific.

The linked share’s SEC file number is: 0-29898.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$23.08	$14.17	$22.81
September 30, 2004	$25.81	$17.42	$25.45
December 31, 2004	$34.52	$24.06	$27.47
March 31, 2005	$27.88	$20.09	$25.47
June 30, 2005	$28.18	$20.63	$24.58
September 30, 2005	$27.50	$22.38	$22.80
December 30, 2005	$23.14	$17.00	$22.00
March 31, 2006	$30.18	$20.97	$28.29
June 30, 2006	$29.37	$20.34	$23.26
September 29, 2006	$34.83	$20.71	$34.22
December 29, 2006	$47.55	$32.92	$42.59
March 30, 2007	$49.02	$39.92	$45.50
June 29, 2007	$66.86	$42.93	$66.66
September 28, 2007	$100.98	$61.55	$98.55
December 31, 2007	$137.00	$95.02	$113.40
March 31, 2008	$118.35	$80.20	$112.23
June 30, 2008	$148.11	$113.01	$116.90
September 30, 2008	$135.00	$60.11	$68.30
December 31, 2008	$68.23	$35.10	$40.58
March 31, 2009	$60.41	$35.05	$43.07
June 30, 2009	$86.00	$42.76	$71.05
September 30, 2009	$88.07	$63.36	$67.55
December 31, 2009	$71.60	$54.31	$67.54
March 31, 2010	$76.95	$60.40	$73.95
April 27, 2010*	$74.93	$67.12	$71.36

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: RIMM

Initial price: $71.36

Protection level: 80.00%

Protection price: $57.09

Physical delivery amount: 14 ($1,000/Initial price)

Fractional shares: 0.013453

Coupon: 8.25% per annum

Maturity: April 29, 2011

Dividend yield: 0.00% per annum

Coupon amount per monthly: $6.88

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.25%		100.00%
+ 90%	8.25%		90.00%
+ 80%	8.25%		80.00%
+ 70%	8.25%		70.00%
+ 60%	8.25%		60.00%
+ 50%	8.25%		50.00%
+ 40%	8.25%		40.00%
+ 30%	8.25%		30.00%
+ 20%	8.25%		20.00%
+ 10%	8.25%		10.00%
+ 5%	8.25%		5.00%

0%	8.25%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.25%	3.25%	-5.00%
- 10%	8.25%	-1.75%	-10.00%
- 20%	8.25%	-11.75%	-20.00%
- 30%	N/A	-21.75%	-30.00%
- 40%	N/A	-31.75%	-40.00%
- 50%	N/A	-41.75%	-50.00%
- 60%	N/A	-51.75%	-60.00%
- 70%	N/A	-61.75%	-70.00%
- 80%	N/A	-71.75%	-80.00%
- 90%	N/A	-81.75%	-90.00%
- 100%	N/A	-91.75%	-100.00%

Range Resources Corporation

According to publicly available information, Range Resources Corporation (the “Company”) is a Fort Worth, Texas-based independent natural gas company, engaged in the exploration, development and acquisition of primarily natural gas properties, mostly in the Southwestern and Appalachian regions of the United States. As of December 31, 2009, the Company had 3.1 Tcfe of proved reserves, 84% natural gas, 55% proved developed, 79% operated and a reserve life of 18.6 years.

The linked share’s SEC file number is 001-12209.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$9.75	$7.19	$9.73
September 30, 2004	$11.79	$9.03	$11.66
December 31, 2004	$14.43	$9.97	$13.64
March 31, 2005	$17.59	$12.36	$15.57
June 30, 2005	$18.61	$13.51	$17.93
September 30, 2005	$26.33	$18.01	$25.74
December 30, 2005	$28.37	$20.71	$26.34
March 31, 2006	$30.40	$22.52	$27.31
June 30, 2006	$30.29	$21.74	$27.19
September 29, 2006	$30.37	$23.39	$25.24
December 29, 2006	$31.77	$22.80	$27.46
March 30, 2007	$33.80	$25.33	$33.40
June 29, 2007	$41.58	$33.40	$37.41
September 28, 2007	$41.84	$33.28	$40.66
December 31, 2007	$51.88	$37.18	$51.36
March 31, 2008	$65.53	$43.02	$63.45
June 30, 2008	$76.77	$61.20	$65.54
September 30, 2008	$72.98	$37.37	$42.87
December 31, 2008	$44.15	$23.79	$34.39
March 31, 2009	$45.86	$30.90	$41.16
June 30, 2009	$48.78	$38.76	$41.41
September 30, 2009	$52.86	$35.48	$49.36
December 31, 2009	$60.13	$41.99	$49.85
March 31, 2010	$54.48	$44.68	$46.87
April 27, 2010*	$51.52	$47.01	$48.93

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: RRC

Initial price: $48.93

Protection level: 80.00%

Protection price: $39.14

Physical delivery amount: 20 ($1,000/Initial price)

Fractional shares: 0.437359

Coupon: 8.50% per annum

Maturity: April 29, 2011

Dividend yield: 0.33% per annum

Coupon amount per monthly: $7.08

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.50%		100.33%
+ 90%	8.50%		90.33%
+ 80%	8.50%		80.33%
+ 70%	8.50%		70.33%
+ 60%	8.50%		60.33%
+ 50%	8.50%		50.33%
+ 40%	8.50%		40.33%
+ 30%	8.50%		30.33%
+ 20%	8.50%		20.33%
+ 10%	8.50%		10.33%
+ 5%	8.50%		5.33%

0%	8.50%		0.33%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.50%	3.50%	-4.67%
- 10%	8.50%	-1.50%	-9.67%
- 20%	8.50%	-11.50%	-19.67%
- 30%	N/A	-21.50%	-29.67%
- 40%	N/A	-31.50%	-39.67%
- 50%	N/A	-41.50%	-49.67%
- 60%	N/A	-51.50%	-59.67%
- 70%	N/A	-61.50%	-69.67%
- 80%	N/A	-71.50%	-79.67%
- 90%	N/A	-81.50%	-89.67%
- 100%	N/A	-91.50%	-99.67%

Rio Tinto plc

According to publicly available information, Rio Tinto plc (the “Company”) is a company whose businesses include open pit and underground mines, mills, refineries and smelters as well as a number of research and service facilities. As of December 31, 2008, the Company had a market capitalization of $21.72 billion.

The SEC file number of the linked share (American depositary share) is 001-34121.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$105.57	$84.53	$98.05
September 30, 2004	$108.74	$96.70	$108.65
December 31, 2004	$119.65	$101.97	$119.21
March 31, 2005	$143.95	$110.56	$129.75
June 30, 2005	$130.90	$114.95	$121.92
September 30, 2005	$167.38	$121.90	$164.30
December 30, 2005	$185.00	$146.56	$182.79
March 31, 2006	$212.94	$176.81	$207.00
June 30, 2006	$253.33	$184.05	$209.71
September 29, 2006	$216.11	$176.09	$189.63
December 29, 2006	$231.15	$178.70	$212.49
March 30, 2007	$232.20	$192.86	$227.81
June 29, 2007	$313.50	$226.42	$306.12
September 28, 2007	$347.98	$221.92	$343.40
December 31, 2007	$484.21	$325.57	$419.90
March 31, 2008	$469.02	$315.84	$411.84
June 30, 2008	$558.65	$405.18	$495.00
September 30, 2008	$470.20	$220.58	$249.50
December 31, 2008	$259.30	$59.20	$88.91
March 31, 2009	$143.21	$78.51	$134.06
June 30, 2009	$216.46	$125.79	$163.87
September 30, 2009	$183.37	$120.00	$170.29
December 31, 2009	$223.73	$157.34	$215.39
March 31, 2010	$240.26	$185.56	$236.73
April 27, 2010*	$248.88	$219.14	$219.63

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: RTP

Initial price: $219.63

Protection level: 80.00%

Protection price: $175.70

Physical delivery amount: 4 ($1,000/Initial price)

Fractional shares: 0.553112

Coupon: 9.00% per annum

Maturity: April 29, 2011

Dividend yield: 11.32% per annum

Coupon amount per monthly: $7.50

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.00%		111.32%
+ 90%	9.00%		101.32%
+ 80%	9.00%		91.32%
+ 70%	9.00%		81.32%
+ 60%	9.00%		71.32%
+ 50%	9.00%		61.32%
+ 40%	9.00%		51.32%
+ 30%	9.00%		41.32%
+ 20%	9.00%		31.32%
+ 10%	9.00%		21.32%
+ 5%	9.00%		16.32%

0%	9.00%		11.32%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.00%	4.00%	6.32%
- 10%	9.00%	-1.00%	1.32%
- 20%	9.00%	-11.00%	-8.68%
- 30%	N/A	-21.00%	-18.68%
- 40%	N/A	-31.00%	-28.68%
- 50%	N/A	-41.00%	-38.68%
- 60%	N/A	-51.00%	-48.68%
- 70%	N/A	-61.00%	-58.68%
- 80%	N/A	-71.00%	-68.68%
- 90%	N/A	-81.00%	-78.68%
- 100%	N/A	-91.00%	-88.68%

Smithfield Foods, Inc.

According to publicly available information, Smithfield Foods, Inc. (the “Company”) is a pork processor and hog producer. The Company produces and markets a wide variety of fresh meat and packaged meats both domestically and internationally.

The Company’s principal executive offices are located in Smithfield, Virginia.

The linked share’s SEC file number is 001-15321.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$30.90	$25.91	$29.40
September 30, 2004	$29.80	$23.41	$25.00
December 31, 2004	$29.98	$23.28	$29.59
March 31, 2005	$34.60	$27.77	$31.55
June 30, 2005	$32.07	$27.20	$27.27
September 30, 2005	$29.70	$25.75	$29.68
December 30, 2005	$31.45	$28.50	$30.60
March 31, 2006	$31.10	$25.76	$29.34
June 30, 2006	$29.48	$25.69	$28.83
September 29, 2006	$30.51	$26.86	$27.02
December 29, 2006	$27.26	$25.11	$25.66
March 30, 2007	$30.04	$24.40	$29.95
June 29, 2007	$33.27	$29.88	$30.79
September 28, 2007	$35.79	$27.85	$31.50
December 31, 2007	$32.26	$27.35	$28.92
March 31, 2008	$29.56	$23.75	$25.76
June 30, 2008	$32.18	$19.38	$19.88
September 30, 2008	$26.74	$13.98	$15.88
December 31, 2008	$18.17	$5.40	$14.07
March 31, 2009	$15.14	$5.56	$9.46
June 30, 2009	$14.30	$8.45	$13.97
September 30, 2009	$14.56	$11.37	$13.80
December 31, 2009	$17.62	$12.16	$15.19
March 31, 2010	$21.02	$14.70	$20.74
April 27, 2010*	$21.47	$18.72	$18.80

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: SFD

Initial price: $18.80

Protection level: 80.00%

Protection price: $15.04

Physical delivery amount: 53 ($1,000/Initial price)

Fractional shares: 0.191489

Coupon: 8.50% per annum

Maturity: April 29, 2011

Dividend yield: 0.00% per annum

Coupon amount per monthly: $7.08

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.50%		100.00%
+ 90%	8.50%		90.00%
+ 80%	8.50%		80.00%
+ 70%	8.50%		70.00%
+ 60%	8.50%		60.00%
+ 50%	8.50%		50.00%
+ 40%	8.50%		40.00%
+ 30%	8.50%		30.00%
+ 20%	8.50%		20.00%
+ 10%	8.50%		10.00%
+ 5%	8.50%		5.00%

0%	8.50%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.50%	3.50%	-5.00%
- 10%	8.50%	-1.50%	-10.00%
- 20%	8.50%	-11.50%	-20.00%
- 30%	N/A	-21.50%	-30.00%
- 40%	N/A	-31.50%	-40.00%
- 50%	N/A	-41.50%	-50.00%
- 60%	N/A	-51.50%	-60.00%
- 70%	N/A	-61.50%	-70.00%
- 80%	N/A	-71.50%	-80.00%
- 90%	N/A	-81.50%	-90.00%
- 100%	N/A	-91.50%	-100.00%

Smith International, Inc.

According to publicly available information, Smith International, Inc. (the “Company”) is a leading worldwide supplier of premium products and services to the oil and gas exploration and production industry, the petrochemical industry and other industrial markets. The Company provides a comprehensive line of technologically-advanced products and engineering services, including drilling and completion fluid systems, solids-control equipment, waste-management services, production chemicals, three-cone and diamond drill bits, turbines, fishing services, drilling tools, underreamers, casing exit and multilateral systems, packers and liner hangers. The Company also offers supply-chain management solutions through an extensive North American branch network providing pipe, valves, fittings, mill, safety and other maintenance products.

The Company was incorporated in the state of California in January 1937 and reincorporated under Delaware law in May 1983. The Company’s executive offices are headquartered at 411 North Sam Houston Parkway, Suite 600, Houston, Texas 77060.

The linked share’s SEC file number is 1-8514.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$29.09	$23.86	$27.88
September 30, 2004	$31.01	$25.89	$30.37
December 31, 2004	$31.49	$26.85	$27.21
March 31, 2005	$33.15	$25.80	$31.37
June 30, 2005	$32.40	$27.35	$31.85
September 30, 2005	$35.55	$31.73	$33.31
December 30, 2005	$40.08	$29.11	$37.11
March 31, 2006	$45.37	$35.18	$38.96
June 30, 2006	$45.50	$35.80	$44.47
September 29, 2006	$46.48	$34.87	$38.80
December 29, 2006	$44.68	$35.43	$41.07
March 30, 2007	$49.05	$36.13	$48.05
June 29, 2007	$60.80	$47.68	$58.64
September 28, 2007	$74.32	$54.08	$71.40
December 31, 2007	$76.99	$58.95	$73.85
March 31, 2008	$76.89	$53.39	$64.23
June 30, 2008	$85.67	$62.74	$83.14
September 30, 2008	$88.24	$54.71	$58.64
December 31, 2008	$57.82	$18.23	$22.89
March 31, 2009	$29.44	$18.43	$21.48
June 30, 2009	$32.43	$20.50	$25.75
September 30, 2009	$30.92	$22.14	$28.70
December 31, 2009	$34.46	$25.54	$27.17
March 31, 2010	$45.31	$27.66	$42.82
April 27, 2010*	$49.43	$43.18	$47.27

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: SII

Initial price: $47.27

Protection level: 80.00%

Protection price: $37.82

Physical delivery amount: 21 ($1,000/Initial price)

Fractional shares: 0.155067

Coupon: 8.00% per annum

Maturity: April 29, 2011

Dividend yield: 1.02% per annum

Coupon amount per monthly: $6.67

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.00%		101.02%
+ 90%	8.00%		91.02%
+ 80%	8.00%		81.02%
+ 70%	8.00%		71.02%
+ 60%	8.00%		61.02%
+ 50%	8.00%		51.02%
+ 40%	8.00%		41.02%
+ 30%	8.00%		31.02%
+ 20%	8.00%		21.02%
+ 10%	8.00%		11.02%
+ 5%	8.00%		6.02%

0%	8.00%		1.02%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.00%	3.00%	-3.98%
- 10%	8.00%	-2.00%	-8.98%
- 20%	8.00%	-12.00%	-18.98%
- 30%	N/A	-22.00%	-28.98%
- 40%	N/A	-32.00%	-38.98%
- 50%	N/A	-42.00%	-48.98%
- 60%	N/A	-52.00%	-58.98%
- 70%	N/A	-62.00%	-68.98%
- 80%	N/A	-72.00%	-78.98%
- 90%	N/A	-82.00%	-88.98%
- 100%	N/A	-92.00%	-98.98%

Silver Wheaton Corp.

According to publicly available information, Silver Wheaton Corp. (the “Company”) is the largest silver streaming company in the world as of December 31, 2008. The Company has entered into nine long-term silver purchase agreements with Goldcorp (Luismin mines and Peñasquito mine in Mexico), Lundin Mining (Zinkgruvan mine in Sweden), Glencore (Yauliyacu mine in Peru), Hellas Gold (Stratoni mine in Greece), Mercator (Mineral Park mine in Arizona, USA), Farallon (Campo Morado mine in Mexico), Aurcana (La Negra mine in Mexico), and Alexco (Keno Hill property in Canada) whereby the Company acquires silver production from the counterparties at a price of $3.90 per ounce, subject to inflationary adjustments. As a result, the primary drivers of the Company’s financial results are the volume of silver production at the various mines and the price of silver.

Silver Wheaton is listed on the New York Stock Exchange (symbol: SLW) and the Toronto Stock Exchange (symbol: SLW). In addition, the Company has share purchase warrants that trade on the Toronto Stock Exchange.

The Company is located in Canada and its main office is at Suite 3150-666 Burrard Street, Vancouver BC V6C 2X8 as of December 31, 2008.

The linked shares’ SEC file number is 333-121627.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	N/A	N/A	N/A
March 31, 2006	N/A	N/A	N/A
June 30, 2006	$11.26	$6.80	$9.42
September 29, 2006	$12.21	$8.17	$9.44
December 29, 2006	$12.07	$7.95	$10.48
March 30, 2007	$11.15	$8.83	$9.48
June 29, 2007	$12.47	$9.30	$11.69
September 28, 2007	$14.91	$9.72	$14.02
December 31, 2007	$18.30	$13.12	$16.97
March 31, 2008	$19.53	$14.25	$15.53
June 30, 2008	$17.60	$12.56	$14.65
September 30, 2008	$15.93	$7.66	$8.15
December 31, 2008	$8.65	$2.51	$6.49
March 31, 2009	$8.81	$4.88	$8.23
June 30, 2009	$10.97	$7.07	$8.24
September 30, 2009	$13.33	$7.12	$12.59
December 31, 2009	$17.44	$11.67	$15.02
March 31, 2010	$17.80	$13.04	$15.68
April 27, 2010*	$18.35	$15.96	$18.17

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: SLW

Initial price: $18.17

Protection level: 75.00%

Protection price: $13.63

Physical delivery amount: 55 ($1,000/Initial price)

Fractional shares: 0.035773

Coupon: 10.50% per annum

Maturity: April 29, 2011

Dividend yield: 0.00% per annum

Coupon amount per monthly: $8.75

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	10.50%		100.00%
+ 90%	10.50%		90.00%
+ 80%	10.50%		80.00%
+ 70%	10.50%		70.00%
+ 60%	10.50%		60.00%
+ 50%	10.50%		50.00%
+ 40%	10.50%		40.00%
+ 30%	10.50%		30.00%
+ 20%	10.50%		20.00%
+ 10%	10.50%		10.00%
+ 5%	10.50%		5.00%

0%	10.50%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	10.50%	5.50%	-5.00%
- 10%	10.50%	0.50%	-10.00%
- 20%	10.50%	-9.50%	-20.00%
- 30%	N/A	-19.50%	-30.00%
- 40%	N/A	-29.50%	-40.00%
- 50%	N/A	-39.50%	-50.00%
- 60%	N/A	-49.50%	-60.00%
- 70%	N/A	-59.50%	-70.00%
- 80%	N/A	-69.50%	-80.00%
- 90%	N/A	-79.50%	-90.00%
- 100%	N/A	-89.50%	-100.00%

Simon Property Group, Inc.

According to publicly available information, Simon Property Group, Inc. (the “Company”) is a real estate investment trust that engages in the ownership, development, and management of retail real estate properties. Its real estate properties consist primarily of regional malls, Premium Outlet centers, The Mills, and community/lifestyle centers. As of December 31, 2008, the company owned or held an interest in 320 income-producing properties in the United States, which consisted of 168 regional malls, 38 Premium Outlet centers, 67 community/lifestyle centers, 37 properties acquired in the Mills acquisition, and 10 other shopping centers or outlet centers in 41 states and Puerto Rico. The Company also owns interests in 4 parcels of land held for future development in the United States; 51 European shopping centers located in France, Italy, and Poland; 6 Premium Outlet centers in Japan; 1 Premium Outlet center in Mexico; and 1 Premium Outlet center in South Korea. Simon Property Group, through a joint venture arrangement, owns a 32.5% interest in five shopping centers, which are under development in China. As a real estate investment trust, the Company would not be subject to federal tax to the extent that it distributes at least 90% of its taxable income to its shareholders. Simon Property Group was founded in 1960 and is headquartered in Indianapolis, Indiana.

The linked share’s SEC file number is 1-14469.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$56.18	$42.39	$49.10
September 30, 2004	$54.20	$46.46	$51.21
December 31, 2004	$62.90	$51.04	$61.75
March 31, 2005	$62.64	$55.66	$57.85
June 30, 2005	$70.72	$56.62	$69.22
September 30, 2005	$77.32	$67.42	$70.78
December 30, 2005	$76.38	$62.78	$73.17
March 31, 2006	$84.49	$72.77	$80.34
June 30, 2006	$81.05	$72.71	$79.20
September 29, 2006	$88.18	$77.53	$86.53
December 29, 2006	$99.39	$85.70	$96.72
March 30, 2007	$118.37	$94.06	$106.23
June 29, 2007	$112.92	$87.01	$88.84
September 28, 2007	$98.35	$78.87	$95.49
December 31, 2007	$104.08	$81.63	$82.94
March 31, 2008	$92.31	$71.44	$88.72
June 30, 2008	$101.30	$85.21	$85.84
September 30, 2008	$100.26	$76.32	$92.62
December 31, 2008	$90.88	$32.27	$50.73
March 31, 2009	$51.77	$23.74	$33.87
June 30, 2009	$56.68	$31.83	$50.74
September 30, 2009	$75.50	$44.40	$68.99
December 31, 2009	$83.81	$63.79	$79.80
March 31, 2010	$86.63	$68.76	$83.90
April 27, 2010*	$91.48	$81.65	$87.48

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: SPG

Initial price: $87.48

Protection level: 80.00%

Protection price: $69.98

Physical delivery amount: 11 ($1,000/Initial price)

Fractional shares: 0.431184

Coupon: 8.00% per annum

Maturity: April 29, 2011

Dividend yield: 1.09% per annum

Coupon amount per monthly: $6.67

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.00%		101.09%
+ 90%	8.00%		91.09%
+ 80%	8.00%		81.09%
+ 70%	8.00%		71.09%
+ 60%	8.00%		61.09%
+ 50%	8.00%		51.09%
+ 40%	8.00%		41.09%
+ 30%	8.00%		31.09%
+ 20%	8.00%		21.09%
+ 10%	8.00%		11.09%
+ 5%	8.00%		6.09%

0%	8.00%		1.09%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.00%	3.00%	-3.91%
- 10%	8.00%	-2.00%	-8.91%
- 20%	8.00%	-12.00%	-18.91%
- 30%	N/A	-22.00%	-28.91%
- 40%	N/A	-32.00%	-38.91%
- 50%	N/A	-42.00%	-48.91%
- 60%	N/A	-52.00%	-58.91%
- 70%	N/A	-62.00%	-68.91%
- 80%	N/A	-72.00%	-78.91%
- 90%	N/A	-82.00%	-88.91%
- 100%	N/A	-92.00%	-98.91%

SunTrust Banks, Inc.

According to publicly available information, SunTrust Banks, Inc. (the “Company”) is a diversified financial services holding company whose businesses provide a broad range of financial services to consumer and corporate clients. The Company was incorporated in 1984 under the laws of the State of Georgia. The principal executive offices of the Company are located in the SunTrust Plaza, Atlanta, Georgia 30308. As of December 31, 2009, there were 28,001 full-time equivalent employees within the Company.

The linked share’s SEC file number is: 001-08918.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$71.07	$61.28	$64.99
September 30, 2004	$70.69	$63.50	$70.41
December 31, 2004	$74.37	$67.03	$73.88
March 31, 2005	$74.18	$69.01	$72.07
June 30, 2005	$75.00	$69.60	$72.24
September 30, 2005	$75.77	$68.85	$69.45
December 30, 2005	$75.46	$65.32	$72.76
March 31, 2006	$76.75	$69.68	$72.76
June 30, 2006	$78.33	$72.56	$76.26
September 29, 2006	$81.59	$75.11	$77.28
December 29, 2006	$85.64	$76.76	$84.45
March 30, 2007	$87.43	$80.76	$83.04
June 29, 2007	$91.29	$78.18	$85.74
September 28, 2007	$90.47	$73.61	$75.67
December 31, 2007	$78.75	$60.04	$62.49
March 31, 2008	$70.00	$52.95	$55.14
June 30, 2008	$60.80	$32.34	$36.22
September 30, 2008	$62.75	$25.67	$44.99
December 31, 2008	$57.73	$19.77	$29.54
March 31, 2009	$30.14	$6.00	$11.74
June 30, 2009	$20.86	$10.50	$16.45
September 30, 2009	$24.42	$14.50	$22.55
December 31, 2009	$23.88	$18.45	$20.29
March 31, 2010	$28.39	$20.16	$26.79
April 27, 2010*	$31.41	$26.84	$27.79

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: STI

Initial price: $27.79

Protection level: 80.00%

Protection price: $22.23

Physical delivery amount: 35 ($1,000/Initial price)

Fractional shares: 0.984167

Coupon: 8.00% per annum

Maturity: April 29, 2011

Dividend yield: 0.44% per annum

Coupon amount per monthly: $6.67

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.00%		100.44%
+ 90%	8.00%		90.44%
+ 80%	8.00%		80.44%
+ 70%	8.00%		70.44%
+ 60%	8.00%		60.44%
+ 50%	8.00%		50.44%
+ 40%	8.00%		40.44%
+ 30%	8.00%		30.44%
+ 20%	8.00%		20.44%
+ 10%	8.00%		10.44%
+ 5%	8.00%		5.44%

0%	8.00%		0.44%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.00%	3.00%	-4.56%
- 10%	8.00%	-2.00%	-9.56%
- 20%	8.00%	-12.00%	-19.56%
- 30%	N/A	-22.00%	-29.56%
- 40%	N/A	-32.00%	-39.56%
- 50%	N/A	-42.00%	-49.56%
- 60%	N/A	-52.00%	-59.56%
- 70%	N/A	-62.00%	-69.56%
- 80%	N/A	-72.00%	-79.56%
- 90%	N/A	-82.00%	-89.56%
- 100%	N/A	-92.00%	-99.56%

Steel Dynamics, Inc.

According to publicly available information, Steel Dynamics, Inc. (the “Company”) is one of the largest steel producers in the United States based on an estimated annual steelmaking capability of approximately 6.3 million tons. The Company’s 2009 consolidated shipments, excluding shipments between its operating divisions, totaled 4.1 million tons. During 2009, its net sales were $4.0 billion. At December 31, 2009, the Company had approximately 5,990 employees in its various operations throughout the eastern half of the United States.

The linked share’s SEC file number is 000-21719.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$7.27	$5.19	$7.16
September 30, 2004	$9.85	$6.98	$9.66
December 31, 2004	$10.61	$7.35	$9.47
March 31, 2005	$11.60	$8.22	$8.61
June 30, 2005	$8.76	$6.26	$6.56
September 30, 2005	$8.85	$6.53	$8.49
December 30, 2005	$9.18	$6.66	$8.88
March 31, 2006	$14.81	$8.75	$14.18
June 30, 2006	$17.49	$12.17	$16.44
September 29, 2006	$16.75	$11.30	$12.61
December 29, 2006	$17.95	$11.95	$16.23
March 30, 2007	$22.14	$15.43	$21.60
June 29, 2007	$24.77	$19.46	$20.96
September 28, 2007	$24.88	$16.83	$23.35
December 31, 2007	$30.66	$21.77	$29.79
March 31, 2008	$35.28	$21.14	$33.04
June 30, 2008	$40.91	$32.28	$39.07
September 30, 2008	$38.67	$15.47	$17.09
December 31, 2008	$16.94	$5.18	$11.18
March 31, 2009	$14.39	$5.95	$8.81
June 30, 2009	$16.68	$8.18	$14.73
September 30, 2009	$18.56	$12.43	$15.34
December 31, 2009	$18.63	$13.07	$17.72
March 31, 2010	$20.47	$14.31	$17.47
April 27, 2010*	$18.94	$15.90	$15.92

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: STLD

Initial price: $15.92

Protection level: 80.00%

Protection price: $12.74

Physical delivery amount: 62 ($1,000/Initial price)

Fractional shares: 0.814070

Coupon: 9.50% per annum

Maturity: April 29, 2011

Dividend yield: 1.86% per annum

Coupon amount per monthly: $7.92

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.50%		101.86%
+ 90%	9.50%		91.86%
+ 80%	9.50%		81.86%
+ 70%	9.50%		71.86%
+ 60%	9.50%		61.86%
+ 50%	9.50%		51.86%
+ 40%	9.50%		41.86%
+ 30%	9.50%		31.86%
+ 20%	9.50%		21.86%
+ 10%	9.50%		11.86%
+ 5%	9.50%		6.86%

0%	9.50%		1.86%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.50%	4.50%	-3.14%
- 10%	9.50%	-0.50%	-8.14%
- 20%	9.50%	-10.50%	-18.14%
- 30%	N/A	-20.50%	-28.14%
- 40%	N/A	-30.50%	-38.14%
- 50%	N/A	-40.50%	-48.14%
- 60%	N/A	-50.50%	-58.14%
- 70%	N/A	-60.50%	-68.14%
- 80%	N/A	-70.50%	-78.14%
- 90%	N/A	-80.50%	-88.14%
- 100%	N/A	-90.50%	-98.14%

Suncor Energy Inc.

According to publicly available information, Suncor Energy Inc. (the “Company”) is an integrated energy company, with corporate headquarters in Calgary, Alberta, Canada. The Company is strategically focused on developing one of the world’s largest petroleum resource basins – Canada’s Athabasca oil sands. In addition, the Company explores for, acquires, develops, produces and markets crude oil and natural gas, transport and refine crude oil and market petroleum and petrochemical products. Periodically, the Company also markets third-party petroleum products. The Company also carries on energy trading activities focused principally on buying and selling futures contracts and other derivative instruments based on the commodities the Company produces.

In 2009, the Company produced approximately 264,700 boe per day, comprised of 228,000 barrels per day (bpd) of crude oil from our oil sands operations, and 220 million cubic feet equivalent per day (mmcfe/d) of natural gas and liquids from our natural gas business.

The linked share’s SEC file number is 001-12384.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$14.04	$11.28	$12.81
September 30, 2004	$16.32	$12.46	$16.01
December 31, 2004	$18.08	$15.58	$17.70
March 31, 2005	$20.85	$15.67	$20.11
June 30, 2005	$24.48	$17.69	$23.66
September 30, 2005	$31.25	$23.70	$30.27
December 30, 2005	$33.00	$24.06	$31.57
March 31, 2006	$41.08	$32.00	$38.51
June 30, 2006	$44.93	$33.68	$40.51
September 29, 2006	$43.39	$31.89	$36.03
December 29, 2006	$41.04	$32.03	$39.46
March 30, 2007	$38.90	$33.89	$38.18
June 29, 2007	$46.76	$37.86	$44.96
September 28, 2007	$50.06	$41.19	$47.41
December 31, 2007	$58.99	$45.70	$54.37
March 31, 2008	$56.73	$39.67	$48.18
June 30, 2008	$74.28	$46.32	$58.12
September 30, 2008	$61.99	$38.00	$42.14
December 31, 2008	$40.49	$14.52	$19.50
March 31, 2009	$27.77	$16.95	$22.21
June 30, 2009	$36.92	$21.61	$30.34
September 30, 2009	$37.30	$25.52	$34.56
December 31, 2009	$39.61	$31.84	$35.31
March 31, 2010	$38.22	$28.05	$32.54
April 27, 2010*	$35.71	$32.31	$33.39

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: SU

Initial price: $33.39

Protection level: 80.00%

Protection price: $26.71

Physical delivery amount: 29 ($1,000/Initial price)

Fractional shares: 0.949087

Coupon: 8.00% per annum

Maturity: April 29, 2011

Dividend yield: 0.98% per annum

Coupon amount per monthly: $6.67

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.00%		100.98%
+ 90%	8.00%		90.98%
+ 80%	8.00%		80.98%
+ 70%	8.00%		70.98%
+ 60%	8.00%		60.98%
+ 50%	8.00%		50.98%
+ 40%	8.00%		40.98%
+ 30%	8.00%		30.98%
+ 20%	8.00%		20.98%
+ 10%	8.00%		10.98%
+ 5%	8.00%		5.98%

0%	8.00%		0.98%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.00%	3.00%	-4.02%
- 10%	8.00%	-2.00%	-9.02%
- 20%	8.00%	-12.00%	-19.02%
- 30%	N/A	-22.00%	-29.02%
- 40%	N/A	-32.00%	-39.02%
- 50%	N/A	-42.00%	-49.02%
- 60%	N/A	-52.00%	-59.02%
- 70%	N/A	-62.00%	-69.02%
- 80%	N/A	-72.00%	-79.02%
- 90%	N/A	-82.00%	-89.02%
- 100%	N/A	-92.00%	-99.02%

Southwestern Energy Company

According to publicly available information, Southwestern Energy Company (the “Company”) is an independent energy company primarily focused on natural gas. The Company’s primary business is the exploration, development and production of natural gas and crude oil within the United States, with operations principally located in Arkansas, Oklahoma, Texas, and New Mexico. As of December 31, 2009, the Company is also focused on creating and capturing additional value at and beyond the wellhead through its established natural gas distribution and marketing businesses and its expanding gathering activities. The Company’s marketing and gas gathering businesses are collectively referred to as its Midstream Services. The Company operates principally in three segments: Exploration and Production, Midstream Services and Natural Gas Distribution.

The linked share’s SEC file number is 1-08246.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$3.62	$2.95	$3.58
September 30, 2004	$5.36	$3.65	$5.25
December 31, 2004	$6.93	$5.06	$6.34
March 31, 2005	$7.89	$5.55	$7.10
June 30, 2005	$11.93	$6.72	$11.75
September 30, 2005	$18.72	$12.00	$18.35
December 30, 2005	$20.89	$15.60	$17.97
March 31, 2006	$22.13	$14.47	$16.10
June 30, 2006	$20.59	$11.85	$15.58
September 29, 2006	$19.18	$13.88	$14.94
December 29, 2006	$21.48	$13.62	$17.53
March 30, 2007	$20.82	$15.79	$20.49
June 29, 2007	$25.26	$20.38	$22.25
September 28, 2007	$23.23	$17.84	$20.93
December 31, 2007	$28.50	$20.85	$27.86
March 31, 2008	$35.39	$23.77	$33.69
June 30, 2008	$49.45	$32.96	$47.61
September 30, 2008	$52.46	$27.04	$30.54
December 31, 2008	$39.08	$19.05	$28.97
March 31, 2009	$35.48	$25.33	$29.69
June 30, 2009	$46.47	$28.90	$38.85
September 30, 2009	$45.80	$34.26	$42.68
December 31, 2009	$51.33	$39.77	$48.20
March 31, 2010	$52.82	$37.22	$40.72
April 27, 2010*	$43.28	$39.32	$40.92

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: SWN

Initial price: $40.92

Protection level: 80.00%

Protection price: $32.74

Physical delivery amount: 24 ($1,000/Initial price)

Fractional shares: 0.437928

Coupon: 8.25% per annum

Maturity: April 29, 2011

Dividend yield: 0.00% per annum

Coupon amount per monthly: $6.88

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.25%		100.00%
+ 90%	8.25%		90.00%
+ 80%	8.25%		80.00%
+ 70%	8.25%		70.00%
+ 60%	8.25%		60.00%
+ 50%	8.25%		50.00%
+ 40%	8.25%		40.00%
+ 30%	8.25%		30.00%
+ 20%	8.25%		20.00%
+ 10%	8.25%		10.00%
+ 5%	8.25%		5.00%

0%	8.25%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.25%	3.25%	-5.00%
- 10%	8.25%	-1.75%	-10.00%
- 20%	8.25%	-11.75%	-20.00%
- 30%	N/A	-21.75%	-30.00%
- 40%	N/A	-31.75%	-40.00%
- 50%	N/A	-41.75%	-50.00%
- 60%	N/A	-51.75%	-60.00%
- 70%	N/A	-61.75%	-70.00%
- 80%	N/A	-71.75%	-80.00%
- 90%	N/A	-81.75%	-90.00%
- 100%	N/A	-91.75%	-100.00%

Textron Inc.

According to publicly available information, Textron Inc. (the “Company”) is a multi-industry company that leverages its global network of aircraft, defense, industrial and finance businesses to provide customers with innovative solutions and services around the world. The Company was founded in 1923 and, as of December 31, 2009, has 32,000 employees worldwide.

The linked share’s SEC file number is 001-5480.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$30.11	$25.97	$29.68
September 30, 2004	$33.06	$28.58	$32.14
December 31, 2004	$37.46	$31.09	$36.90
March 31, 2005	$40.36	$34.23	$37.31
June 30, 2005	$39.32	$34.80	$37.93
September 30, 2005	$39.50	$32.60	$35.86
December 30, 2005	$40.00	$34.41	$38.49
March 31, 2006	$47.50	$37.76	$46.70
June 30, 2006	$49.47	$41.12	$46.09
September 29, 2006	$46.82	$40.23	$43.75
December 29, 2006	$49.25	$43.22	$46.89
March 30, 2007	$49.40	$43.60	$44.90
June 29, 2007	$57.08	$44.86	$55.06
September 28, 2007	$63.36	$48.61	$62.21
December 31, 2007	$74.40	$61.96	$71.30
March 31, 2008	$69.48	$47.85	$55.42
June 30, 2008	$64.78	$47.03	$47.93
September 30, 2008	$49.74	$26.46	$29.28
December 31, 2008	$29.16	$10.28	$13.87
March 31, 2009	$16.52	$3.57	$5.74
June 30, 2009	$14.37	$5.42	$9.66
September 30, 2009	$20.98	$8.52	$18.98
December 31, 2009	$21.00	$17.39	$18.81
March 31, 2010	$23.46	$17.96	$21.23
April 27, 2010*	$25.30	$21.09	$23.25

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: TXT

Initial price: $23.25

Protection level: 80.00%

Protection price: $18.60

Physical delivery amount: 43 ($1,000/Initial price)

Fractional shares: 0.010753

Coupon: 8.00% per annum

Maturity: April 29, 2011

Dividend yield: 0.34% per annum

Coupon amount per monthly: $6.67

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.00%		100.34%
+ 90%	8.00%		90.34%
+ 80%	8.00%		80.34%
+ 70%	8.00%		70.34%
+ 60%	8.00%		60.34%
+ 50%	8.00%		50.34%
+ 40%	8.00%		40.34%
+ 30%	8.00%		30.34%
+ 20%	8.00%		20.34%
+ 10%	8.00%		10.34%
+ 5%	8.00%		5.34%

0%	8.00%		0.34%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.00%	3.00%	-4.66%
- 10%	8.00%	-2.00%	-9.66%
- 20%	8.00%	-12.00%	-19.66%
- 30%	N/A	-22.00%	-29.66%
- 40%	N/A	-32.00%	-39.66%
- 50%	N/A	-42.00%	-49.66%
- 60%	N/A	-52.00%	-59.66%
- 70%	N/A	-62.00%	-69.66%
- 80%	N/A	-72.00%	-79.66%
- 90%	N/A	-82.00%	-89.66%
- 100%	N/A	-92.00%	-99.66%

Ultra Petroleum Corp.

According to publicly available information, Ultra Petroleum Corp. (the “Company”) is an independent oil and gas company engaged in the development, production, operation, exploration and acquisition of oil and natural gas properties. The Company was originally incorporated on November 14, 1979, under the laws of the Province of British Columbia, Canada. Ultra remains a Canadian company, but since March 2000, has operated under the laws of The Yukon Territory, Canada pursuant to Section 190 of the Business Corporations Act (Yukon Territory). The Company’s operations are primarily in the Green River Basin of southwest Wyoming. The Company continually evaluates other opportunities for the acquisition, exploration and development of oil and natural gas properties.

As of December 31, 2009, the Company’s oil and natural gas production increased 24% over 2008 levels and estimated proved reserves increased 11% to 3.9 Tcfe from 3.5 Tcfe with return on capital employed of 18% and return on equity of 32%.

The linked share’s SEC file number is 001-33614.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	N/A	N/A	N/A
September 30, 2004	N/A	N/A	N/A
December 31, 2004	N/A	N/A	N/A
March 31, 2005	N/A	N/A	N/A
June 30, 2005	N/A	N/A	N/A
September 30, 2005	N/A	N/A	N/A
December 30, 2005	N/A	N/A	N/A
March 31, 2006	N/A	N/A	N/A
June 30, 2006	N/A	N/A	N/A
September 29, 2006	N/A	N/A	N/A
December 29, 2006	N/A	N/A	N/A
March 30, 2007	N/A	N/A	N/A
June 29, 2007	N/A	N/A	N/A
September 28, 2007	$62.48	$52.21	$62.04
December 31, 2007	$72.32	$61.50	$71.50
March 31, 2008	$81.31	$60.01	$77.50
June 30, 2008	$102.81	$75.35	$98.20
September 30, 2008	$102.81	$49.41	$55.34
December 31, 2008	$56.71	$28.89	$34.51
March 31, 2009	$42.16	$30.02	$35.89
June 30, 2009	$51.55	$34.89	$39.00
September 30, 2009	$53.26	$33.75	$48.96
December 31, 2009	$57.21	$44.64	$49.86
March 31, 2010	$53.90	$42.68	$46.63
April 27, 2010*	$50.18	$44.74	$46.96

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: UPL

Initial price: $46.96

Protection level: 80.00%

Protection price: $37.57

Physical delivery amount: 21 ($1,000/Initial price)

Fractional shares: 0.294719

Coupon: 8.25% per annum

Maturity: April 29, 2011

Dividend yield: 0.00% per annum

Coupon amount per monthly: $6.88

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.25%		100.00%
+ 90%	8.25%		90.00%
+ 80%	8.25%		80.00%
+ 70%	8.25%		70.00%
+ 60%	8.25%		60.00%
+ 50%	8.25%		50.00%
+ 40%	8.25%		40.00%
+ 30%	8.25%		30.00%
+ 20%	8.25%		20.00%
+ 10%	8.25%		10.00%
+ 5%	8.25%		5.00%

0%	8.25%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.25%	3.25%	-5.00%
- 10%	8.25%	-1.75%	-10.00%
- 20%	8.25%	-11.75%	-20.00%
- 30%	N/A	-21.75%	-30.00%
- 40%	N/A	-31.75%	-40.00%
- 50%	N/A	-41.75%	-50.00%
- 60%	N/A	-51.75%	-60.00%
- 70%	N/A	-61.75%	-70.00%
- 80%	N/A	-71.75%	-80.00%
- 90%	N/A	-81.75%	-90.00%
- 100%	N/A	-91.75%	-100.00%

Urban Outfitters, Inc.

According to publicly available information, Urban Outfitters, Inc. (the “Company”) is an innovative lifestyle merchandising company that operates specialty retail stores under the Urban Outfitters, Anthropologie and Free People brands, as well as a wholesale segment under the Free People brand. The Company has over 35 years of experience creating and managing retail stores that offer highly differentiated collections of fashion apparel, accessories and home goods in inviting and dynamic store settings. In addition to its retail stores, the Company also offers its products and markets its brands directly to the consumer through its e-commerce web sites, www.urbanoutfitters.com, www.anthropologie.com, www.freepeople.com and www.urbanoutfitters.co.uk and also through the Urban Outfitters, Anthropologie and Free People catalogs. The Company has achieved compounded annual sales growth of approximately 19.0% over the past five years, with sales of approximately $1.9 billion in fiscal 2010.

The linked share’s SEC file number is: 000-22754.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$15.72	$11.06	$15.23
September 30, 2004	$17.91	$12.89	$17.20
December 31, 2004	$24.24	$17.02	$22.20
March 31, 2005	$24.63	$18.93	$23.99
June 30, 2005	$30.03	$21.32	$28.35
September 30, 2005	$31.48	$24.90	$29.40
December 30, 2005	$33.77	$25.20	$25.31
March 31, 2006	$29.89	$23.00	$24.54
June 30, 2006	$24.56	$15.95	$17.49
September 29, 2006	$18.88	$13.65	$17.69
December 29, 2006	$24.79	$17.00	$23.03
March 30, 2007	$27.15	$22.92	$26.51
June 29, 2007	$27.75	$23.10	$24.03
September 28, 2007	$24.69	$19.20	$21.80
December 31, 2007	$29.40	$21.25	$27.26
March 31, 2008	$33.36	$22.04	$31.35
June 30, 2008	$35.36	$28.84	$31.19
September 30, 2008	$38.40	$27.55	$31.87
December 31, 2008	$32.23	$12.33	$14.98
March 31, 2009	$19.12	$13.75	$16.37
June 30, 2009	$22.88	$14.91	$20.87
September 30, 2009	$31.95	$18.85	$30.17
December 31, 2009	$35.84	$28.73	$34.99
March 31, 2010	$38.73	$30.11	$38.03
April 27, 2010*	$40.84	$37.05	$39.20

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: URBN

Initial price: $39.20

Protection level: 80.00%

Protection price: $31.36

Physical delivery amount: 25 ($1,000/Initial price)

Fractional shares: 0.510204

Coupon: 8.25% per annum

Maturity: April 29, 2011

Dividend yield: 0.00% per annum

Coupon amount per monthly: $6.88

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.25%		100.00%
+ 90%	8.25%		90.00%
+ 80%	8.25%		80.00%
+ 70%	8.25%		70.00%
+ 60%	8.25%		60.00%
+ 50%	8.25%		50.00%
+ 40%	8.25%		40.00%
+ 30%	8.25%		30.00%
+ 20%	8.25%		20.00%
+ 10%	8.25%		10.00%
+ 5%	8.25%		5.00%

0%	8.25%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.25%	3.25%	-5.00%
- 10%	8.25%	-1.75%	-10.00%
- 20%	8.25%	-11.75%	-20.00%
- 30%	N/A	-21.75%	-30.00%
- 40%	N/A	-31.75%	-40.00%
- 50%	N/A	-41.75%	-50.00%
- 60%	N/A	-51.75%	-60.00%
- 70%	N/A	-61.75%	-70.00%
- 80%	N/A	-71.75%	-80.00%
- 90%	N/A	-81.75%	-90.00%
- 100%	N/A	-91.75%	-100.00%

Valero Energy Corporation

According to publicly available information, Valero Energy Corporation (the “Company”) owns and operates 15 refineries located in the United States, Canada, and Aruba that produce conventional gasolines, distillates, jet fuel, asphalt, petrochemicals, lubricants, and other refined products as well as a slate of premium products including RBOB1, gasoline meeting the specifications of the California Air Resources Board (CARB), CARB diesel fuel, low-sulfur and ultra-low-sulfur diesel fuel, and oxygenates (liquid hydrocarbon compounds containing oxygen). The Company markets branded and unbranded refined products on a wholesale basis in the United States and Canada through an extensive bulk and rack marketing network. The Company also sells refined products through a network of about 5,800 retail and wholesale branded outlets in the United States, Canada, and Aruba.

As of January 31, 2010, the Company had 20,920 employees.

The linked share’s SEC file number is 01-13175.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$18.73	$13.97	$18.44
September 30, 2004	$20.30	$15.90	$20.05
December 31, 2004	$23.90	$19.43	$22.70
March 31, 2005	$38.58	$21.01	$36.64
June 30, 2005	$41.13	$28.96	$39.56
September 30, 2005	$58.63	$39.38	$56.53
December 30, 2005	$58.15	$45.86	$51.60
March 31, 2006	$63.61	$48.00	$59.78
June 30, 2006	$70.74	$55.19	$66.52
September 29, 2006	$68.83	$46.84	$51.47
December 29, 2006	$57.09	$47.52	$51.16
March 30, 2007	$66.02	$47.66	$64.49
June 29, 2007	$77.89	$63.53	$73.86
September 28, 2007	$78.68	$60.00	$67.18
December 31, 2007	$75.75	$60.80	$70.03
March 31, 2008	$71.10	$45.03	$49.11
June 30, 2008	$55.00	$39.20	$41.18
September 30, 2008	$40.74	$28.20	$30.30
December 31, 2008	$30.34	$13.94	$21.64
March 31, 2009	$26.20	$15.71	$17.90
June 30, 2009	$23.61	$15.89	$16.89
September 30, 2009	$21.10	$15.29	$19.39
December 31, 2009	$21.47	$15.76	$16.75
March 31, 2010	$20.98	$17.12	$19.70
April 27, 2010*	$20.84	$18.76	$19.90

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: VLO

Initial price: $19.90

Protection level: 80.00%

Protection price: $15.92

Physical delivery amount: 50 ($1,000/Initial price)

Fractional shares: 0.251256

Coupon: 8.25% per annum

Maturity: April 29, 2011

Dividend yield: 2.46% per annum

Coupon amount per monthly: $6.88

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.25%		102.46%
+ 90%	8.25%		92.46%
+ 80%	8.25%		82.46%
+ 70%	8.25%		72.46%
+ 60%	8.25%		62.46%
+ 50%	8.25%		52.46%
+ 40%	8.25%		42.46%
+ 30%	8.25%		32.46%
+ 20%	8.25%		22.46%
+ 10%	8.25%		12.46%
+ 5%	8.25%		7.46%

0%	8.25%		2.46%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.25%	3.25%	-2.54%
- 10%	8.25%	-1.75%	-7.54%
- 20%	8.25%	-11.75%	-17.54%
- 30%	N/A	-21.75%	-27.54%
- 40%	N/A	-31.75%	-37.54%
- 50%	N/A	-41.75%	-47.54%
- 60%	N/A	-51.75%	-57.54%
- 70%	N/A	-61.75%	-67.54%
- 80%	N/A	-71.75%	-77.54%
- 90%	N/A	-81.75%	-87.54%
- 100%	N/A	-91.75%	-97.54%

Whole Foods Market, Inc.

According to publicly available information, Whole Foods Market, Inc. (the “Company”) is a food retailer of natural and organic products and is the first national “Certified Organic” grocer in the United States.

The Company opened its first store in Austin, Texas in 1980 and completed its initial public offering in January 1992. As of September 27, 2009, the Company operated 284 stores: 273 stores in 38 U.S. states averaging approximately $29 million in annual sales, and are approximately nine years old on average.

The linked share’s SEC file number is 0-19797.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$47.85	$36.75	$47.73
September 30, 2004	$48.37	$36.61	$42.90
December 31, 2004	$48.73	$39.52	$47.68
March 31, 2005	$53.38	$44.14	$51.07
June 30, 2005	$61.46	$48.00	$59.15
September 30, 2005	$69.85	$58.50	$67.23
December 30, 2005	$79.89	$61.31	$77.39
March 31, 2006	$78.25	$58.88	$66.44
June 30, 2006	$74.00	$59.42	$64.64
September 29, 2006	$65.49	$46.96	$59.43
December 29, 2006	$66.25	$45.57	$46.93
March 30, 2007	$52.43	$42.14	$44.85
June 29, 2007	$48.06	$37.97	$38.30
September 28, 2007	$49.49	$36.00	$48.96
December 31, 2007	$53.65	$39.42	$40.80
March 31, 2008	$42.48	$29.99	$32.97
June 30, 2008	$36.03	$23.01	$23.69
September 30, 2008	$24.22	$17.37	$20.03
December 31, 2008	$20.54	$7.05	$9.44
March 31, 2009	$18.27	$9.07	$16.80
June 30, 2009	$23.71	$16.25	$18.98
September 30, 2009	$31.19	$17.16	$30.49
December 31, 2009	$34.39	$24.95	$27.45
March 31, 2010	$37.05	$26.89	$36.15
April 27, 2010*	$40.37	$36.34	$37.73

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: WFMI

Initial price: $37.73

Protection level: 80.00%

Protection price: $30.18

Physical delivery amount: 26 ($1,000/Initial price)

Fractional shares: 0.504108

Coupon: 8.25% per annum

Maturity: April 29, 2011

Dividend yield: 0.00% per annum

Coupon amount per monthly: $6.88

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	8.25%		100.00%
+ 90%	8.25%		90.00%
+ 80%	8.25%		80.00%
+ 70%	8.25%		70.00%
+ 60%	8.25%		60.00%
+ 50%	8.25%		50.00%
+ 40%	8.25%		40.00%
+ 30%	8.25%		30.00%
+ 20%	8.25%		20.00%
+ 10%	8.25%		10.00%
+ 5%	8.25%		5.00%

0%	8.25%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	8.25%	3.25%	-5.00%
- 10%	8.25%	-1.75%	-10.00%
- 20%	8.25%	-11.75%	-20.00%
- 30%	N/A	-21.75%	-30.00%
- 40%	N/A	-31.75%	-40.00%
- 50%	N/A	-41.75%	-50.00%
- 60%	N/A	-51.75%	-60.00%
- 70%	N/A	-61.75%	-70.00%
- 80%	N/A	-71.75%	-80.00%
- 90%	N/A	-81.75%	-90.00%
- 100%	N/A	-91.75%	-100.00%

Weatherford International Ltd.

According to publicly available information, Weatherford International Ltd. (the “Company”) is a provider of equipment and services used for the drilling, evaluation, completion, production and intervention of oil and natural gas wells. The Company was originally incorporated in Delaware in 1972, and as a result of corporate reorganization in 2002, is now incorporated in Bermuda. The Company’s principal executive offices are located at 515 Post Oak Boulevard, Houston, Texas 77027 and there Internet address is www.weatherford.com. Many of the Company’s businesses, including those of Weatherford Enterra, have been operating for more than 50 years.

The Company operates in approximately 100 countries through approximately 800 service, sales and manufacturing locations, which are located in nearly all of the oil and natural gas producing regions in the world. The Company’s product offerings can be grouped into ten service lines: 1) artificial lift systems; 2) drilling services; 3) well construction; 4) drilling tools; 5) completion systems; 6) wireline and evaluation services; 7) re-entry and fishing; 8) stimulation and chemicals; 9) integrated drilling; and 10) pipeline and specialty services. In 2008, we finalized the divestiture of our oil and gas development and production business. At December 31, 2009, the Company employed approximately 52,000 employees

The linked share’s SEC file number is 001-31339.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$11.50	$9.92	$11.25
September 30, 2004	$12.89	$10.83	$12.76
December 31, 2004	$13.81	$12.16	$12.83
March 31, 2005	$15.33	$12.13	$14.49
June 30, 2005	$15.11	$11.91	$14.50
September 30, 2005	$17.84	$14.29	$17.17
December 30, 2005	$18.97	$14.25	$18.10
March 31, 2006	$23.10	$18.25	$22.88
June 30, 2006	$29.37	$22.13	$24.81
September 29, 2006	$25.85	$18.54	$20.86
December 29, 2006	$23.53	$19.13	$20.90
March 30, 2007	$23.45	$18.12	$22.55
June 29, 2007	$29.52	$22.52	$27.62
September 28, 2007	$34.95	$24.32	$33.59
December 31, 2007	$36.11	$28.77	$34.30
March 31, 2008	$36.83	$25.92	$36.24
June 30, 2008	$49.98	$34.97	$49.59
September 30, 2008	$49.76	$22.26	$25.14
December 31, 2008	$24.58	$7.75	$10.82
March 31, 2009	$14.47	$9.08	$11.07
June 30, 2009	$23.74	$10.50	$19.56
September 30, 2009	$23.00	$17.23	$20.73
December 31, 2009	$20.92	$15.43	$17.91
March 31, 2010	$20.84	$14.63	$15.86
April 27, 2010*	$18.74	$16.00	$17.97

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: WFT

Initial price: $17.97

Protection level: 80.00%

Protection price: $14.38

Physical delivery amount: 55 ($1,000/Initial price)

Fractional shares: 0.648303

Coupon: 9.00% per annum

Maturity: April 29, 2011

Dividend yield: 0.00% per annum

Coupon amount per monthly: $7.50

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	9.00%		100.00%
+ 90%	9.00%		90.00%
+ 80%	9.00%		80.00%
+ 70%	9.00%		70.00%
+ 60%	9.00%		60.00%
+ 50%	9.00%		50.00%
+ 40%	9.00%		40.00%
+ 30%	9.00%		30.00%
+ 20%	9.00%		20.00%
+ 10%	9.00%		10.00%
+ 5%	9.00%		5.00%

0%	9.00%		0.00%

	Protection Price Ever Breached?
	NO	YES
- 5%	9.00%	4.00%	-5.00%
- 10%	9.00%	-1.00%	-10.00%
- 20%	9.00%	-11.00%	-20.00%
- 30%	N/A	-21.00%	-30.00%
- 40%	N/A	-31.00%	-40.00%
- 50%	N/A	-41.00%	-50.00%
- 60%	N/A	-51.00%	-60.00%
- 70%	N/A	-61.00%	-70.00%
- 80%	N/A	-71.00%	-80.00%
- 90%	N/A	-81.00%	-90.00%
- 100%	N/A	-91.00%	-100.00%

Williams-Sonoma, Inc.

According to publicly available information, Williams-Sonoma, Inc. (the “Company”) is a specialty retailer of products for the home. The retail segment of the Company’s business sells its products through its six retail store concepts (Williams-Sonoma, Pottery Barn, Pottery Barn Kids, Hold Everything, West Elm and Williams-Sonoma Home). The direct-to-customer segment of its business sells similar products through its eight direct-mail catalogs (Williams-Sonoma, Pottery Barn, Pottery Barn Kids, Pottery Barn Bed + Bath, PBteen, Hold Everything, West Elm and Williams-Sonoma Home) and six e-commerce websites (williams-sonoma.com, potterybarn.com, potterybarnkids.com, pbteen.com, westelm.com and holdeverything.com). As of January 31, 2010, the Company operated 610 stores in 44 states, Washington, D.C., Canada and Puerto Rico.

The Company was founded in 1956 by Charles E. Williams, currently a Director Emeritus, with the opening of its first store in Sonoma, California.

The linked share’s SEC file number is 001-14077.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$34.60	$28.48	$32.96
September 30, 2004	$37.76	$29.45	$37.55
December 31, 2004	$41.72	$34.74	$35.04
March 31, 2005	$37.49	$33.15	$36.75
June 30, 2005	$41.68	$32.75	$39.57
September 30, 2005	$45.03	$36.10	$38.35
December 30, 2005	$45.05	$35.43	$43.15
March 31, 2006	$45.14	$38.10	$42.40
June 30, 2006	$44.43	$33.49	$34.05
September 29, 2006	$35.00	$28.29	$32.39
December 29, 2006	$35.66	$30.11	$31.44
March 30, 2007	$36.32	$30.43	$35.46
June 29, 2007	$36.94	$31.42	$31.58
September 28, 2007	$36.24	$28.43	$32.62
December 31, 2007	$33.69	$25.46	$25.90
March 31, 2008	$27.60	$19.30	$24.24
June 30, 2008	$28.19	$19.81	$19.84
September 30, 2008	$21.49	$15.23	$16.18
December 31, 2008	$16.28	$4.35	$7.86
March 31, 2009	$12.36	$6.58	$10.08
June 30, 2009	$14.87	$9.79	$11.87
September 30, 2009	$20.59	$10.37	$20.23
December 31, 2009	$22.49	$18.42	$20.78
March 31, 2010	$27.92	$18.43	$26.29
April 27, 2010*	$31.69	$26.40	$29.82

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: WSM

Initial price: $29.82

Protection level: 80.00%

Protection price: $23.86

Physical delivery amount: 33 ($1,000/Initial price)

Fractional shares: 0.534541

Coupon: 10.00% per annum

Maturity: April 29, 2011

Dividend yield: 1.64% per annum

Coupon amount per monthly: $8.33

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	10.00%		101.64%
+ 90%	10.00%		91.64%
+ 80%	10.00%		81.64%
+ 70%	10.00%		71.64%
+ 60%	10.00%		61.64%
+ 50%	10.00%		51.64%
+ 40%	10.00%		41.64%
+ 30%	10.00%		31.64%
+ 20%	10.00%		21.64%
+ 10%	10.00%		11.64%
+ 5%	10.00%		6.64%

0%	10.00%		1.64%

	Protection Price Ever Breached?
	NO	YES
- 5%	10.00%	5.00%	-3.36%
- 10%	10.00%	0.00%	-8.36%
- 20%	10.00%	-10.00%	-18.36%
- 30%	N/A	-20.00%	-28.36%
- 40%	N/A	-30.00%	-38.36%
- 50%	N/A	-40.00%	-48.36%
- 60%	N/A	-50.00%	-58.36%
- 70%	N/A	-60.00%	-68.36%
- 80%	N/A	-70.00%	-78.36%
- 90%	N/A	-80.00%	-88.36%
- 100%	N/A	-90.00%	-98.36%

Zions Bancorporation

According to publicly available information, Zions Bancorporation (the “Company”) is a financial holding company which owns and operates eigh commercial banks with a total of 491 domestic branches as of December 31, 2009. The Company provides a full range of banking and related services through its banking and other subsidiaries, primarily in Utah, California, Texas, Arizona, Nevada, Colorado, Idaho, Washington, and Oregon. As of December 31, 2009, the Company’s employees totalled 10,529.

The linked share’s SEC file number is 001-12307.

Historical Performance of the Linked Share

The following table sets forth the high and low intraday prices, as well as end-of-quarter closing prices, during the periods indicated below. We obtained the historical trading price information set forth below from Bloomberg, L.P., without independent verification.

Quarter/Period Ending	Quarterly High	Quarterly Low	Quarterly Close
June 30, 2004	$62.04	$54.09	$61.45
September 30, 2004	$64.38	$58.41	$61.04
December 31, 2004	$69.29	$59.54	$68.03
March 31, 2005	$70.45	$63.33	$69.02
June 30, 2005	$75.17	$66.25	$73.53
September 30, 2005	$74.00	$68.46	$71.21
December 30, 2005	$77.67	$66.68	$75.56
March 31, 2006	$85.25	$75.13	$82.73
June 30, 2006	$84.18	$76.28	$77.94
September 29, 2006	$84.09	$75.25	$79.81
December 29, 2006	$83.15	$77.37	$82.44
March 30, 2007	$88.56	$81.18	$84.52
June 29, 2007	$86.00	$76.60	$76.91
September 28, 2007	$81.43	$67.51	$68.67
December 31, 2007	$73.00	$45.71	$46.69
March 31, 2008	$57.05	$39.31	$45.55
June 30, 2008	$51.10	$29.47	$31.49
September 30, 2008	$107.59	$17.54	$38.70
December 31, 2008	$47.94	$21.07	$24.51
March 31, 2009	$25.52	$5.90	$9.83
June 30, 2009	$20.96	$8.88	$11.56
September 30, 2009	$20.36	$10.25	$17.97
December 31, 2009	$19.03	$12.50	$12.83
March 31, 2010	$23.85	$12.88	$21.82
April 27, 2010*	$30.20	$21.61	$27.75

*	High, low and closing prices are for the period starting April 1, 2010 and ending April 27, 2010.

Hypothetical Examples

The following Table of Hypothetical Values at Maturity demonstrates the hypothetical amount payable at maturity based on the assumptions outlined below. Some amounts are rounded and actual returns may be different. See section “Description of Hypothetical Examples” above.

Assumptions:

•	Investor purchases $1,000 principal amount of Notes on the initial valuation date at the initial public offering price and holds the Notes to maturity.

•	No market disruption events, antidilution adjustments, reorganization events or events of default occur during the term of the Notes.

Linked share: ZION

Initial price: $27.75

Protection level: 75.00%

Protection price: $20.81

Physical delivery amount: 36 ($1,000/Initial price)

Fractional shares: 0.036036

Coupon: 10.00% per annum

Maturity: April 29, 2011

Dividend yield: 0.25% per annum

Coupon amount per monthly: $8.33

Table of Hypothetical Values at Maturity

	1-Year Total Return
Final Level (% Change)	Investment in the Notes		Direct Investment in the Linked Shares
+ 100%	10.00%		100.25%
+ 90%	10.00%		90.25%
+ 80%	10.00%		80.25%
+ 70%	10.00%		70.25%
+ 60%	10.00%		60.25%
+ 50%	10.00%		50.25%
+ 40%	10.00%		40.25%
+ 30%	10.00%		30.25%
+ 20%	10.00%		20.25%
+ 10%	10.00%		10.25%
+ 5%	10.00%		5.25%

0%	10.00%		0.25%

	Protection Price Ever Breached?
	NO	YES
- 5%	10.00%	5.00%	-4.75%
- 10%	10.00%	0.00%	-9.75%
- 20%	10.00%	-10.00%	-19.75%
- 30%	N/A	-20.00%	-29.75%
- 40%	N/A	-30.00%	-39.75%
- 50%	N/A	-40.00%	-49.75%
- 60%	N/A	-50.00%	-59.75%
- 70%	N/A	-60.00%	-69.75%
- 80%	N/A	-70.00%	-79.75%
- 90%	N/A	-80.00%	-89.75%
- 100%	N/A	-90.00%	-99.75%